                                             ANNUAL REPORT  |  December 31, 2002

                                                                      The Strong

                                                                          Growth

                                                                           Funds

                              [PHOTO APPEARS HERE]


                   Strong Discovery Fund

                    Strong Endeavor Fund

            Strong Large Cap Growth Fund

        Strong Large Company Growth Fund

        Strong U.S. Emerging Growth Fund

                   Strong Blue Chip Fund

                  Strong Enterprise Fund

                   Strong Growth 20 Fund

                      Strong Growth Fund

                                                                   [STRONG LOGO]

                                               ANNUAL REPORT | December 31, 2002

                                                                      The Strong

                                                                          Growth

                                                                           Funds

Table of Contents

Investment Reviews

   Strong Discovery Fund .................................     2
   Strong Endeavor Fund ..................................     4
   Strong Large Cap Growth Fund ..........................     6
   Strong Large Company Growth Fund ......................     8
   Strong U.S. Emerging Growth Fund ......................    10
   Strong Blue Chip Fund .................................    12
   Strong Enterprise Fund ................................    14
   Strong Growth 20 Fund .................................    16
   Strong Growth Fund ....................................    18

Financial Information

   Schedules of Investments in Securities

        Strong Discovery Fund ............................    20
        Strong Endeavor Fund .............................    22
        Strong Large Cap Growth Fund .....................    23
        Strong Large Company Growth Fund .................    26
        Strong U.S. Emerging Growth Fund .................    27
        Strong Blue Chip Fund ............................    28
        Strong Enterprise Fund ...........................    29
        Strong Growth 20 Fund ............................    31
        Strong Growth Fund ...............................    31
   Statements of Assets and Liabilities ..................    35
   Statements of Operations ..............................    41
   Statements of Changes in Net Assets ...................    46
   Notes to Financial Statements .........................    49

Financial Highlights .....................................    64

Report of Independent Accountants ........................    72

Directors and Officers ...................................    73

A Few Words From Dick Strong
--------------------------------------------------------------------------------

[PHOTO APPEARS HERE]

Market Update -- January 1 to December 31, 2002

On December 5, 1996, Federal Reserve Chairman Alan Greenspan publicly voiced concern about what he called the "irrational exuberance" of the stock market. In his opinion, the valuations of far too many common stocks were unjustified. Meanwhile, as the S&P 500 Index appreciated an average of 27.6% per year for the next three years, seasoned investors like Warren Buffet and Julian Robertson found it increasingly difficult to cope with the euphoria of the markets near the end of the bubble. Neither of these seasoned investors wanted to invest in that dangerous environment.

They were wise. March of 2003 will mark the third anniversary of one of the most protracted periods of stock market contraction. As of December 31, 2002, the S&P 500 Index was down 42.4% from its high watermark in 2000, while the Nasdaq had plummeted 73.5%.

The creation of stock market wealth and economic growth are inextricably linked. By definition, the economic value of the market is determined by total U.S. economic production and corporate profitability. During the 20th century, our economy grew at an average rate of 3% real per year. From 2000-2002, the comparable growth rates were 3.8%, 0.3%, and 2.4%, respectively. Strong Financial's economic outlook anticipates 3% real economic growth in 2003, with minimal inflation.

Though it might not seem so nowadays -- particularly after experiencing the euphoria (and returns) of the 1990s -- historically, we live in quite normal times. That is not meant to downplay the many problems that demand solutions today, but simply to place the moment in proper historical perspective.

During the past 100 years, there has only been one time in which the American stock market dropped four years in succession. That occurred during the dark days of the Great Depression (1929-32). Could we once again experience four consecutive years of down markets? It's possible, but history suggests otherwise.

The U.S. economy and stock market are the envy of the world -- and rightly so. Since 1927, the stock market has delivered an average annual return of 10.2%. Unfortunately, stock market bottoms are not obvious, nor are they announced with great fanfare. More often than not, when a market bounces violently off the bottom, few market timers are there to capitalize.

Despite the wall of worries surrounding us these days, at Strong we believe there is a world of opportunity available in the stock market. And while the market may very well trade in a relatively narrow range for the next several years, it's in such "trading range" markets that proven stock-pickers ply their trade and outperform the indexes.

We stand by our belief that if you have an investment horizon of at least five years, you should be served well by owning a well-crafted common stock portfolio.

                                                                     /s/ Dick

Strong Discovery Fund
--------------------------------------------------------------------------------

Your Fund's Approach

The Strong Discovery Fund seeks capital growth. It invests, under normal conditions, in securities that its managers believe offer attractive opportunities for growth. The Fund usually invests in a diversified portfolio of common stocks from small-, medium-, and large-capitalization companies. These are chosen through a combination of in-depth fundamental analysis of a company's financial reports and direct, on-site research during company visits. When the managers believe market conditions favor fixed-income investments, the managers have the flexibility to invest up to 100% of the Fund's assets in bonds. The Fund would primarily invest in intermediate- and long-term investment-grade bonds. The Fund may also invest up to 25% of its net assets in foreign securities. The managers may sell a holding if its growth potential or fundamental qualities change. In addition, the Fund may utilize an active trading approach.

                    Growth of an Assumed $10,000 Investment+
                            From 12-31-87 to 12-31-02

                              [CHART APPEARS HERE]

                       The Strong          Russell         Lipper Mid-
                       Discovery           2000(R)          Cap Core
                          Fund              Index*         Funds Average*
 Dec 87                 $10,000            $10,000            $10,000
 Dec 88                 $12,445            $12,502            $12,026
 Dec 89                 $15,428            $14,535            $15,341
 Dec 90                 $15,005            $11,704            $14,318
 Dec 91                 $25,151            $17,093            $20,264
 Dec 92                 $25,639            $20,240            $23,004
 Dec 93                 $31,333            $24,061            $26,446
 Dec 94                 $29,553            $23,622            $26,060
 Dec 95                 $39,845            $30,343            $33,782
 Dec 96                 $40,439            $35,347            $40,848
 Dec 97                 $44,825            $43,252            $51,741
 Dec 98                 $47,981            $42,151            $56,510
 Dec 99                 $50,516            $51,111            $70,263
 Dec 00                 $52,520            $49,567            $77,439
 Dec 01                 $54,711            $50,799            $73,990
 Dec 02                 $48,078            $40,394            $60,209

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell 2000(R) Index and the Lipper Mid-Cap Core Funds Average. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

The Strong Discovery Fund finished the year decidedly ahead of its broad-based benchmark, the Russell 2000(R) Index, and ahead of its peer benchmark, the Lipper Mid-Cap Core Funds Average. The Fund's defensive positioning was largely responsible for its losses being considerably smaller than those of its broad-based benchmark. Our investment strategy allowed the Fund to participate in the recovery of mid-cap stocks in March, October, and November, but more important, it protected the Fund during the year's most volatile down periods in June, July, and September.

Investor confidence waned

Several market factors affected the Fund in 2002. The largest of these was a loss of investor trust in companies and the markets, spawned by boardroom scandals at Enron and other high-flying companies. Investors grew increasingly suspicious of most public companies, particularly those with perceived aggressive accounting practices.

Many public companies in the same or related industries as companies making news headlines for scandalous activity also saw their stock prices become depressed -- even if they were not guilty of any misdeeds themselves. The negative market impact of this lack of trust was exacerbated by fears of terrorism and the threat of a war in the Middle East.

In addition, investor hopes for a capital spending rebound were dashed as companies instead tightened their purse strings, discouraged by a persistently weak economy. Investors were disappointed, with repercussions on the valuations of a wide range of companies, including those in commodities, chemicals, capital goods, and software. Unfortunately, our holdings in these sectors were not immune to the downdraft.

Finally, investors began to perceive debt as a very unpleasant four-letter word in 2002. Companies that depended on the capital markets to meet funding needs discovered that additional capital came at a very high cost -- or simply wasn't available at all. As a result, several high-profile companies eventually wiped out or severely diluted equity holders. In fact, 7 of the 12 largest U.S. bankruptcies ever recorded occurred in 2002. Our focus on investing in companies with manageable debt levels and healthy free cash flow mitigated the impact of this situation on the Fund.

Sector weightings aided performance

In this turbulent market environment, we maintained a consistent underweight of stocks in the sectors that participated most in the late-1990s market bubble: technology, biotechnology, and telecommunication. By avoiding a number of stocks in these sectors and selectively investing in companies with strong competitive positions, the Fund partially protected investors from some of the strongest downdrafts, particularly in the second and third quarters.

Factors that hurt biotech stocks included the failure of several significant drugs to pass the FDA review process, and a leadership vacuum at the FDA. The quality of the balance sheets at many companies in the sector deteriorated substantially over the year. We largely avoided telecommunication investments because of their problems with chronic overcapacity, weak pricing, and highly leveraged balance sheets.

On the positive side, the healthcare sector provided the Fund with solid investment opportunities, specifically in the services and instruments areas. Our holdings in these stocks had positive impact on performance.

In summary, our research-intensive investment process helped us to avoid some stocks that presented high-risk situations. With respect to our relative and absolute performance, this turned out to be as important as -- if not more important than -- the positions we owned in 2002.

Slow improvement expected in 2003

Entering 2003, we are cautiously optimistic that the worst of the bear market has passed. Investor expectations have been reset to more moderate levels, while corporate debt and cost structures have begun to improve. We continue to favor companies that have visible earnings streams, long public track records, conservative balance sheets, and high returns on capital.

We believe that 2003 will likely be characterized by slow but improving growth, high volatility, and a return to a stock-picker's market. Lower equity valuations should make it easier to find a balance between investment risk and potential reward in the coming year. Finally, we are hopeful that corporations could unleash some of their pent-up capital spending in late 2003 or early 2004 making long-delayed expenditures that could benefit technology infrastructure and software companies.

We appreciate your investment in the Strong Discovery Fund.

Thomas J. Pence
Portfolio Co-Manager

Nicholas B. Truitt
Portfolio Co-Manager



Average Annual Total Returns
As of 12-31-02

         1-year                        -12.12%

         3-year                         -1.64%

         5-year                          1.41%

         10-year                         6.49%

         Since Fund Inception           11.04%
         (12-31-87)

Equity funds are volatile investments and should only be considered for long-term goals.

* The Russell 2000(R) Index is an unmanaged index generally representative of the U.S. market for small capitalization stocks. The Lipper Mid-Cap Core Funds Average is an equally weighted performance index of the 30 largest funds in this Lipper category. Source of the Russell index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Endeavor Fund
--------------------------------------------------------------------------------

Your Fund's Approach

The Strong Endeavor Fund seeks capital growth. The Fund focuses, under normal conditions, on stocks (including common stocks and securities convertible into common stocks) of companies that its managers believe have above-average earnings growth prospects. The Fund invests primarily in large-capitalization companies, but also invests in small- and medium-capitalization companies. The Fund's managers select companies that have attractive growth prospects (e.g., the potential for accelerated earnings growth because of management changes, new products, or changes in the economy), accelerating sales and earnings, and positive fundamentals (e.g., showing a growth trend or well-positioned in a growth industry). The Fund may also invest up to 25% of its net assets in foreign securities. The managers may sell a stock when the company's growth prospects become less attractive or to take advantage of a better investment opportunity. In addition, the Fund may utilize an active trading approach.

                    Growth of an Assumed $10,000 Investment+
                            From 4-6-01 to 12-31-02

                              [CHART APPEARS HERE]

                The Strong                              Lipper Large-Cap
              Endeavor Fund        S&P 500 Index*     Growth Funds Index*
Mar 01           $10,000              $10,000               $10,000
Jun 01           $10,820              $10,880               $10,500
Sep 01           $ 9,050              $ 9,284               $ 8,414
Dec 01           $ 9,940              $10,275               $ 9,610
Mar 02           $ 9,450              $10,304               $ 9,366
Jun 02           $ 8,050              $ 8,924               $ 7,884
Sep 02           $ 6,870              $ 7,383               $ 6,621
Dec 02           $ 7,030              $ 8,005               $ 6,908

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the S&P 500 Index and the Lipper Large-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or a loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

     The year 2002 was a difficult one for growth investors, with growth stocks underperforming value stocks and the broader market. As we entered the year, investors widely anticipated an economic recovery, and we positioned the Fund to take advantage of such an event. Unfortunately, a strong recovery did not take hold, causing stock prices -- particularly among growth companies -- to decline. A shift to core growth holdings helped the Fund's performance, until a fourth-quarter rally in lower-quality technology shares caused such stocks to underperform.

     Many reasons for volatility

     Through most of the year, stock prices reflected disappointment in the absence of a solid economic recovery. As economic data failed to point to a significant recovery, the markets began to sell off at the end of the first quarter of 2002, and as companies closed their books for the first quarter, many failed to meet expectations for revenue and earnings. This put further pressure on equities, and the major indices continued to fall.

     As summer approached, there were more factors putting pressure on stock prices. Enron's declaration of bankruptcy led to serious concerns regarding not only the integrity of corporate management teams, but also the very validity of the accounting standards used in evaluating companies. When WorldCom subsequently disclosed major accounting irregularities and eventually declared bankruptcy, this erosion of confidence accelerated.

     Entering the third quarter, a different fear came to the fore: deflation, which could seriously cut into the prices companies could earn from their products and services. This put further pressure on the markets, and it wasn't until the start of the fourth quarter that the markets began to rebound. In our estimation, there was not much in terms of fundamental improvement to justify the late-year turnaround. We believe that much of the upward movement owed more to investors' fear of missing a year-end rally than to anything else.

     There were also several additional factors that affected the markets and the Fund throughout the year. Foremost among these was the threat of war and terrorism, which hampered both business spending and investor sentiment throughout the year. Companies that generated significant amounts of cash simply let it sit, rather than commit it to new projects.

     Balancing growth potential with defensive holdings

     Our strategy for most of the year was to manage risk by investing a portion of the Fund in core growth companies that offer relatively stable earnings, while putting another portion in companies poised to benefit most from the eventual recovery in corporate spending.

     As economic data and anemic corporate profits in the first months of the year pointed to a more muted recovery than anticipated, we heightened our focus on core growth companies. Among the core areas where we increased the Fund's exposure were healthcare and consumer staples.

     The Fund also benefited from underweighting pharmaceutical companies compared to the S&P 500 Index. In the large-cap sector these companies are typically believed to offer defensive characteristics, but their current shortage of innovative drugs temporarily erased that benefit.

     What's to come in the year ahead

     We are cautiously optimistic about the prospects for a long-awaited market recovery in 2003. We believe the most difficult stages of this bear market are behind us. Dramatically lowered investor expectations, reduced corporate cost structures, improved management accountability, and a renewed focus on balance-sheet repair, improved cash flow, and return on investment should all help to bolster the market in the months ahead.

     The final ingredient necessary for the equity markets to recover is the return of investor confidence. Whether and when that will happen will ultimately hinge on the resolution of the conflict with Iraq, and a containment of global terrorism concerns. Until these vital issues are resolved, it's likely that we will experience slow but improving growth and significant volatility as speculators react to any sign of economic improvement. We're also likely to see a return to a stock-picker's market, as investors respond to fundamental improvement at individual companies rather than broad market trends.

     We thank you for your investment in the Strong Endeavor Fund.

     Thomas J. Pence
     Portfolio Co-Manager

     D. Paul Berg
     Portfolio Co-Manager

Average Annual Total Returns
As of 12-31-02

          1-year                                    -29.28%
          Since Fund Inception                      -18.36%
          (4-6-01)

Equity funds are volatile investments and should only be considered for long-term goals.

     From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

* The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. The Lipper Large-Cap Growth Funds Index is an equally weighted performance index of the 30 largest funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Large Cap Growth Fund
--------------------------------------------------------------------------------

Your Fund's Approach

The Strong Large Cap Growth Fund seeks capital growth. It invests, under normal conditions, at least 80% of its assets in stocks of large-capitalization companies that its managers believe offer the potential for capital growth. Large-capitalization companies are defined as those companies with a market capitalization substantially similar to that of companies in the S&P 500 Index* at the time of investment. The Fund's managers seek to identify companies that have accelerating sales and earnings, enjoy a competitive advantage (e.g., dominant market share), and have effective management (e.g., high return on invested capital). The managers may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity. The Fund may invest up to 25% of its net assets in foreign securities. In addition, the Fund may utilize an active trading approach and may use derivatives to attempt to manage market or business risk or to seek to enhance the Fund's return.

                    Growth of an Assumed $10,000 Investment+
                            From 12-30-81 to 12-31-02

                              [CHART APPEARS HERE]

                    The Strong Large Cap   S&P 500          Lipper Large-Cap
                         Growth Fund       Index*          Growth Funds Index
  Dec 81                  $ 10,000        $ 10,000              $ 10,000
  Dec 82                  $ 13,250        $ 12,155              $ 12,891
  Dec 83                  $ 18,720        $ 14,896              $ 15,808
  Dec 84                  $ 20,685        $ 15,831              $ 15,135
  Dec 85                  $ 25,936        $ 20,854              $ 20,107
  Dec 86                  $ 31,121        $ 24,747              $ 23,476
  Dec 87                  $ 33,002        $ 26,046              $ 24,258
  Dec 88                  $ 38,141        $ 30,360              $ 26,887
  Dec 89                  $ 39,140        $ 39,963              $ 35,572
  Dec 90                  $ 36,367        $ 38,721              $ 34,925
  Dec 91                  $ 48,578        $ 50,492              $ 47,967
  Dec 92                  $ 48,844        $ 54,333              $ 51,270
  Dec 93                  $ 59,851        $ 59,798              $ 56,735
  Dec 94                  $ 59,027        $ 60,584              $ 56,268
  Dec 95                  $ 74,963        $ 83,324              $ 75,916
  Dec 96                  $ 85,512        $102,443              $ 91,524
  Dec 97                  $106,181        $136,608              $116,777
  Dec 98                  $140,208        $175,645              $159,368
  Dec 99                  $223,975        $212,601              $214,856
  Dec 00                  $193,951        $193,263              $172,576
  Dec 01                  $131,366        $170,311              $131,385
  Dec 02                  $ 92,096        $132,685              $ 94,449

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index and the Lipper Large-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

The year 2002 was another difficult period for large-capitalization growth stocks, marking the third straight year of negative returns for the category. In this environment, the Strong Large Cap Growth Fund posted losses for the year, as well. While there were significant rallies in the market during the spring, summer, and autumn, all were relatively short-lived.

Positive economic news at times hidden

Investors' emotions were clouded by bankruptcies, scandals, and geopolitical instability in 2002. Numerous accounting and investment scandals, coupled with instability in the Middle East, Venezuela, and North Korea, have perpetuated fear and angst in investors. The gloomy sentiment, however, belied the fact that final figures for 2002 are likely to show the U.S. economy growing at a rate of about 3%. Operating earnings for the companies in the S&P 500 Index are expected to average about 6% for the year. Both of these figures are fairly close to historical norms.

Despite the decent performance of the overall economy and the current low interest rate and inflation environment, stock valuations generally fell over the year. Risk-wary investors were simply not willing to pay as much for earnings in the uncertain environment.

The industrial portion of the economy was somewhat sluggish, but consumers provided the bright spot for the year. Individuals benefited from the strong housing market, rising personal income on an inflation-adjusted-basis, and lower mortgage interest rates that freed up dollars for discretionary spending.

Staying consistent with our discipline

The Strong Large Cap Growth Fund remains true to its moniker, in that we invest in what we believe are the highest-quality, larger-capitalization growth companies available. We seek to identify well-managed companies that have sustainable competitive positions. With these qualities, we believe these companies can increase their earnings and market share, or benefit from their position within the current economic cycle.

Our estimation that a stronger economy and accommodative Federal Reserve would lead to a capital spending recovery in corporate America was, unfortunately, a bit premature. Holdings we chose to benefit from this forecast included technology stocks and other economically sensitive companies. While these were, for the most part, a drag on performance in 2002, we are confident they can outperform as the industrial economy reaccelerates.

Corporate spending could improve

For 2003, our outlook is that the U.S. economy and corporate earnings should see improvement, bolstered by the Federal Reserve's efforts to stimulate the economy. As the year progresses, businesses should slowly loosen their purse strings. New proposals from the President may also help to stimulate both equity investment and economic activity. Against this backdrop, equities are starting to look attractive again on a long-term basis relative to short- and long-term interest rates, which may help to reverse the long bear market.

It is true that the uncertain geopolitical environment remains a wild card, with uncertain impact on both the markets and the economy. Nonetheless, what we have seen after this difficult period is that our economic system remains intact. The tools are in place to help us work our way through recent concerns, and in time we will see brighter days.

Thank you for your investment in the Strong Large Cap Growth Fund.

Ian J. Rogers
Portfolio Co-Manager

Bruce C. Olson
Portfolio Co-Manager

Average Annual Total Returns
As of 12-31-02

-----------------------------------------------

         1-year                         -29.89%

         3-year                         -25.64%

         5-year                          -2.81%

         10-year                          6.55%

         Since Fund Inception            11.15%
         (12-30-81)

Equity funds are volatile investments and should only be considered for long-term goals.

* The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. The Lipper Large-Cap Growth Funds Index is an equally weighted performance index of the 30 largest funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Large Company Growth Fund
--------------------------------------------------------------------------------

Your Fund's Approach

The Strong Large Company Growth Fund seeks total return by investing for both income and capital growth. The Fund invests, under normal conditions, at least 80% of its net assets in stocks of large-capitalization companies that its managers believe offer the potential for capital growth, consisting primarily of income-producing equity securities. To identify stocks that offer the opportunity for capital growth, the managers look for stocks that have a record of growth in the areas of sales, earnings, or book value, and stocks that have above-average returns on capital and equity. A proven management team and business model are also evaluated to determine whether historic growth rates can be replicated in the future. To select investments, the managers give equal emphasis to capital appreciation and current yield in order to achieve the Fund's investment objective, and may invest in convertible securities of any quality to generate higher income. The Fund may invest up to 25% of its net assets in foreign securities.

                    Growth of an Assumed $10,000 Investment+
                            From 11-3-97 to 12-31-02

                              [CHART APPEARS HERE]

                         The Strong              S&P            Merrill Lynch          Upper Large-Cap
                 Large Company Growth Fund    500 Index*   All-Convertibles Index*    Growth Funds Index*
Oct 97                   $10,000               $10,000             $10,000                  $10,000
Apr 98                   $11,532               $11,930             $12,060                  $11,039
Oct 98                   $10,550               $11,882             $11,904                  $ 9,922
Apr 99                   $13,399               $14,534             $15,292                  $12,076
Oct 99                   $14,453               $14,932             $16,327                  $12,785
Apr 00                   $18,581               $16,005             $18,991                  $15,475
Oct 00                   $19,270               $15,841             $17,770                  $15,119
Apr 01                   $17,771               $13,931             $13,197                  $13,863
Oct 01                   $15,585               $11,899             $10,615                  $12,598
Apr 02                   $16,350               $12,174             $10,590                  $12,893
Oct 02                   $14,051               $10,102             $ 8,638                  $11,347
Dec 02                   $13,605               $10,068             $ 8,368                  $12,074

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index ("S&P 500") and the Lipper Large-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. We are replacing the Merrill Lynch All-Convertibles Index with the S&P 500 Index and the Lipper Large-Cap Growth Funds Index, as we believe the S&P 500 Index and the Lipper Large-Cap Growth Funds Index more accurately reflect the Fund's investment program.

  The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

The Fund outperformed the S&P 500 Index in 2002 by a considerable margin, though it did post a negative return for the year. Our aversion to lower-quality companies kept the Fund from participating in the rally that took place in November, but the strategy served the Fund well for the bulk of the year.

Volatility in the equity markets

The market tried to rally early in the year, on the hopes that the post-September 11 monetary stimuli would help produce greatly improved corporate earnings. Corporate earnings did grow, but not robustly. Investor psychology quickly went from hopeful to fearful in the face of numerous factors. The biggest of these was the continuing saga of corporate malfeasance. Fortunately, we had made management credibility one of the cornerstones of our stock-selection process long before it was fashionable.

In November, the Fed shocked the market with an unexpected 50-basis-point interest-rate cut. Most of the stocks that saw impressive gains following these actions were those with high levels of debt -- stocks we avoided. To finish off the year, December saw the index give back some of its gains from the previous two months, with increasing fears concerning war, corporate earnings, and deflation.

Another negative factor in stocks' performance was the rising number of corporate and personal bankruptcies, despite record-low interest rates. Also, deflation became a powerful force in investor psychology. These negatives, however, also played to our strengths, as we have long avoided companies with excessive debt, sidestepped most consumer-oriented companies, and focused on strong balance sheets.

An established investment approach helps performance
In the face of rising rates of personal and corporate bankruptcies and fears of deflation, we sought to avoid companies that could become embroiled in scandal. We also continued to shun companies with high levels of debt, and those whose fortunes are closely tied to the consumer. Rather, we focused our efforts on identifying firms with strong balance sheets.

While we have always given attention to the total return equation (capital appreciation plus income) in choosing securities, that viewpoint appears to be particularly beneficial now. In 2002, stocks that did pay dividends notably outperformed those that did not, as risk-wary investors sought the defensive nature of income-paying stocks. Now that there are serious proposals to eliminate the taxation of dividends paid to shareholders, these stocks may become even more attractive in the months to come.

Over the years, we've learned to be humble and listen to the market -- working with what it gives us, rather than trying to force our beliefs on it. Last year, the market didn't give us much to work with, but we were able to post one of our best years ever in terms of return relative to the S&P 500 Index.

Looking for recovery in 2003
We continue to believe that neither we, nor anyone else, can consistently forecast the future. So rather than try to make predictions, we'll focus our energy on buying healthy, industry-leading companies run by solid managers and selling at attractive prices. We plan to stay nearly fully invested and to keep our sector allocations as close to a neutral level as we can.

The Fed's recent words and actions regarding their all-out war on deflation will set the tone for early 2003. In addition to the question of fighting deflation, other themes that we anticipate seeing this year are efforts to improve corporate earnings, and the potential for international conflict. Although, as noted previously, we avoid making broad predictions, we anticipate that, given current investor sentiment and market valuations, we will most likely see a low-growth environment in the coming year, with continued recovery.

I'd like to thank all of you who have stood by us over the years as we grew Rockhaven, and stayed with us now that we have joined Strong. Your confidence in our abilities is a powerful incentive to perform. And to our new investors, as well as old: we are humbled that you have chosen us to manage your money, and we will work diligently to earn your continued trust.

Christopher H. Wiles
Portfolio Co-Manager

Lawrence E. Eakin, Jr.
Portfolio Co-Manager

Average Annual Total Returns
As of 12-31-02
----------------------------------------

   1-year/1/                     -18.89%

   3-year                         -8.32%

   5-year                          6.13%
   Since Fund Inception            6.15%
   (11-3-97)

Equity funds are volatile investments and should only be considered for long-term goals.

     From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

     The performance of the Fund prior to 9-16-02 is based on the performance of the Rockhaven Premier Dividend Fund (the predecessor Fund) and does not reflect the Fund's maximum sales charge of 5.75%, which was charged from 9-17-99 through 9-15-02.

/1/ Average annual total returns include a 1.00% redemption fee (as a percentage of redemption proceeds) imposed on redemptions made within 12 months of purchase.

* The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. The Merrill Lynch All-Convertibles Index include U.S. dollar-denominated convertibles of $50 million or more in size, and incorporates both traditional and mandatory conversion structures. The Lipper Large-Cap Growth Funds Index is an equally weighted performance index of the 30 largest funds in the Lipper Category. Source of the S&P 500 and the Merrill Lynch index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong U.S. Emerging Growth Fund
--------------------------------------------------------------------------------

Your Fund's Approach

The Strong U.S. Emerging Growth Fund seeks capital growth. It invests, under normal conditions, at least 80% of its net assets in stocks of companies that appear to have relatively strong long-term growth potential in revenues and profitability. The Fund generally invests in the stocks of small- and medium-capitalization companies, although the Fund can invest in stocks of any size. To identify these companies, the managers look for several characteristics, including strong revenue growth, high return on invested capital, overall financial strength, competitive advantages, reasonable current stock price, effective management, and competence in research, development, and marketing. The Fund may also invest up to 20% of its net assets in foreign securities.

                    Growth of an Assumed $10,000 Investment+
                            From 12-31-98 to 12-31-02

                   The Strong
               US Emerging Growth      Russell 2000(R)   Lipper Small-Cap Growth
                     Fund                  Index*              Funds Index*
Dec 98               $10,000              $10,000                $10,000
Mar 99               $12,080              $ 9,458                $ 9,675
Jun 99               $12,330              $10,928                $11,053
Sep 99               $13,000              $10,237                $11,253
Dec 99               $19,886              $12,126                $16,117
Mar 00               $24,038              $12,985                $19,003
Jun 00               $25,307              $12,494                $17,985
Sep 00               $24,393              $12,632                $17,702
Dec 00               $19,943              $11,759                $14,787
Mar 01               $15,085              $10,994                $11,996
Jun 01               $18,976              $12,565                $13,996
Sep 01               $12,494              $ 9,953                $10,493
Dec 01               $15,782              $12,052                $12,869
Mar 02               $14,731              $12,532                $12,683
Jun 02               $12,609              $11,485                $10,973
Sep 02               $10,549              $ 9,027                $ 8,833
Dec 02               $10,424              $ 9,583                $ 9,314

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell 2000(R) Index and the Lipper Small-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

The year 2002 was a very difficult period for small-cap growth investors. This Fund was no exception, posting negative absolute returns and underperforming its broad-based benchmark, the Russell 2000(R) Index. While growth-style stocks significantly underperformed value stocks in the first half of the year, in the second half, growth stocks began to outperform. In the fourth quarter, investors sold high-quality growth stocks to speculate on depressed technology stocks, which hurt the Fund's performance.

Myriad challenges facing the market

Investment results in 2002 were heavily influenced by several extraordinary events. We saw Enron, the seventh-largest company in the U.S., go bankrupt in the wake of suspect accounting practices; the country's largest accounting firm also fell in the scandal.

In time, accounting practices and corporate governance were even challenged at premier growth companies. This served to create a crisis of investor confidence in corporate America. Geopolitical tensions exacerbated the market weakness.

In retrospect, with so much turmoil both at home and abroad, it was not entirely surprising that the overall stock market had a poor year. The second and third quarters proved weaker than the first, with higher-growth stocks hit the hardest over these periods. This had direct impact on the Fund's results.

Focusing on high-quality growth

The Fund's performance for the first three quarters of the year was in line with its peer benchmark, the Lipper Small-Cap Growth Funds Index, with consumer growth stocks and more defensive groups such as healthcare showing relative strength as investors sought safer holdings. Our decision to overweight the consumer area compared to our broad-based benchmark turned out to be a positive one. We based this decision on our belief that the economic recovery would be driven more by consumer spending than by corporate capital expenditures on technology and telecommunication.

In the fourth quarter, however, the most depressed growth companies --primarily in technology and telecommunication-- staged an explosive rally. Because our focus is primarily on higher-quality companies, we did not participate in this rally, as few of these companies fell within our investment criteria.

Earlier in the period, we believed we had identified technology companies that could flourish in the difficult economic environment, but that did not prove to be the case. Our sell discipline led us to eliminate these companies from the portfolio, leaving the Fund at the end of the third quarter with a significant underweighting in technology compared to the Russell 2000(R) Index.

Although we added to our technology holdings in the fourth quarter, favoring stocks in those areas where future growth prospects appeared strong, we nonetheless missed out on most of this rally.

Although our investment style caused the Fund to lag in the fourth quarter (and for the year), we remain committed to seeking out the highest-quality, fastest-growing small companies we can find in the marketplace. In the fourth quarter, the average technology stock selling for less than $5 saw its value rise by more than 100%. We did not expect to see such a return to speculation. It's our belief that this recent rally in lower-quality companies will not be sustained; over the long haul, strong fundamentals are an essential factor driving stock performance.

After almost three years of growth stocks underperforming value stocks, the shift toward growth's outperformance in the second half was a welcome event. In time, we are confident that higher-quality growth stocks should come to the fore.

The environment for small-cap growth

Looking forward, we are very encouraged. We believe valuations are attractive, and we can see signs that profits are improving among companies in our area of the market. That, coupled with the broader economic recovery, could provide a positive backdrop for small-cap growth stocks over the next few years.

We believe we have positioned the Fund to benefit from this change in market leadership. While so far the poorest-quality growth stocks have advanced, we are confident that eventually the highest-quality companies will be rewarded.

Thank you for your investment in the Strong U.S. Emerging Growth
Fund.

Thomas L. Press
Portfolio Co-Manager

Donald M. Longlet
Portfolio Co-Manager

Robert E. Scott
Portfolio Co-Manager

Average Annual Total Returns
----------------------------------------
As of 12-31-02

   1-year                        -33.95%

   3-year                        -19.37%

   Since Fund Inception            1.04%
   (12-31-98)

The Fund's return since inception was significantly enhanced through investments in initial public offerings. You should not expect that such favorable returns can be consistently achieved. Please consider this before investing.

Equity funds are volatile investments and should only be considered for long-term goals.

     From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

     Because smaller companies often have narrower markets and limited financial resources, investments in these stocks present more risk than investments in those of larger, more established companies.

* The Russell 2000 (R) Index is an unmanaged index generally representative of the U.S. market for small capitalization stocks. The Lipper Small-Cap Growth Funds Index is an equally weighted performance index of the 30 largest funds in this Lipper category. Source of the Russell index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Blue Chip Fund
================================================================================

Your Fund's Approach

The Strong Blue Chip Fund seeks total return by investing for capital growth and income. It invests, under normal conditions, 80% of its assets in well-known, established, large-capitalization companies. The Fund's manager focuses on those companies believed to offer greater return potential. To a limited extent, the Fund may also invest in dollar-denominated foreign securities. The manager may sell a holding when it no longer offers attractive growth prospects.

                    Growth of an Assumed $10,000 Investment+
                            From 6-30-97 to 12-31-02

                              [CHART APPEARS HERE]

                     The Strong Blue       S&P 500           Lipper Large-Cap
                        Chip Fund          Index*          Growth Funds Index*
 Jun 97                  $10,000           $10,000                $10,000
 Dec 97                  $10,872           $11,057                $10,932
 Jun 98                  $13,233           $13,014                $13,171
 Dec 98                  $15,647           $14,217                $14,920
 Jun 99                  $17,634           $15,977                $16,708
 Dec 99                  $21,730           $17,208                $20,118
 Jun 00                  $22,800           $17,136                $20,161
 Dec 00                  $17,695           $15,643                $16,156
 Jun 01                  $14,885           $14,596                $13,440
 Dec 01                  $13,207           $13,785                $12,300
 Jun 02                  $11,572           $11,972                $10,091
 Dec 02                  $ 9,211           $10,740                $ 8,842

     + This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index and the Lipper Large-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

         The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

For the year, the Fund underperformed its broad-based benchmark, the S&P 500 Index. The majority of the Fund's underperformance was caused by difficulties surrounding holdings in the healthcare sector, which particularly cut into performance in the second half of the year.

Equity markets present challenges

Early in the first half of the year, there were some signs that the economy and the equity markets would recover. In the end, negative investor sentiment, fueled by revelations of improper accounting and other corporate misdeeds, carried more weight than moderately positive economic developments. Among these developments were improving employment, income, consumer spending, and production figures. Nonetheless, the loss of investor confidence in corporate America took a heavy toll on the equity markets, worsened by lingering fears of terrorism and concerns about tensions in the Middle East.

In the third quarter of the year, the equity markets endured a significant downturn. The decline was broad-based, with few stocks holding their value. The weakest-performing sectors during this period were technology and telecommunication. These areas of the market felt the greatest impact of corporate capital spending stubbornly remaining at very low levels.

The fourth quarter saw a rebound among technology stocks. This rally focused almost exclusively on technology, to the exclusion of other sectors. As investors sold off higher-quality stocks to invest in technology, valuations in most other areas of the market suffered. This rally seemed to us to be somewhat premature; evidence of an improvement in capital spending remains sparse.

Healthcare holdings hurt performance

For much of the year, the Fund outpaced its broad-based benchmark, the S&P 500 Index. One reason was our reduced weighting in technology stocks, which struggled for most of the year, despite their brief year-end rally. We did increase this weighting slightly in the fourth quarter, though we still believe it's not prudent to place too much emphasis on this still-troubled sector.

We had a significant position in healthcare stocks over the year. We did not hold major pharmaceutical companies, which experienced losses in the first half of the year due to concerns about a dearth of innovative drugs in the product pipeline. We did, however, have significant holdings in hospital service providers. These companies benefited from stable earnings growth, growing demand, and tight supply for much of the year. In the fourth quarter, however, Tenet Healthcare -- a key portfolio holding -- was met with scrutiny because of its Medicare billing practices, causing its stock price to suffer.

Other stocks in the sector were driven down in sympathy, including HCA, another key Fund holding. However, we still believe that healthcare -- particularly in the hospitals area -- offers significant potential going forward. In time, investors will once again focus on the strong fundamentals underlying the industry. The rally in technology stocks, which made investors quite willing to sell other holdings to free up more assets to put in technology, hurt the performance of our other more-defensive holdings. We maintained our typical diversified approach during the year, which we believe is an appropriate long-term strategy.

Potential for improvement in 2003

Although the economic recovery has been slower than many anticipated, we are reasonably optimistic in our outlook for the economy in 2003. We believe the consumer is still an important area of focus. While there have been some concerns about the possibility of rising unemployment, at this point it appears that, on the whole, consumer spending is likely to remain on a somewhat robust pace.

We are also starting to see some signs of life in capital spending. Nonetheless, we believe it is still too early to put too much emphasis on companies dependent on such expenditures, such as those in the technology and telecommunication sectors. Diversification across economic sectors will remain a cornerstone of our investment approach.

We appreciate your continued investment in the Strong Blue Chip Fund.

Karen E. McGrath
Portfolio Manager

Average Annual Total Returns
As of 12-31-02

Investor Class
-----------------------------------------------------

            1-year                            -30.26%

            3-year                            -24.88%

            5-year                             -3.26%

            Since Fund Inception               -1.48%
            (6-30-97)

Equity funds are volatile investments and should only be considered for long-term goals.

     From time to time, the Fund's advisor has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

     * The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. The Lipper Large-Cap Growth Funds Index is an equally weighted performance index of the 30 largest funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Enterprise Fund
--------------------------------------------------------------------------------

Your Fund's Approach

The Strong Enterprise Fund seeks capital growth. It generally invests, under normal conditions, in stocks of small- and medium-capitalization companies, though it may invest in companies of any size. It focuses on companies that the manager believes are positioned for rapid growth of revenue and earnings. The Fund's manager strives to find leading companies in rapidly growing industries such as business services, computer and digital products, financial services, healthcare services, Internet-related companies, medical technology, retail, and telecommunication. Companies that have the potential for accelerated earnings growth because of management changes, new products, or changes in the economy also may be attractive candidates for the portfolio. The Fund may also invest up to 25% of its net assets in foreign securities. In addition, the Fund may utilize an active trading approach.

                    Growth of an Assumed $10,000 Investment+
                            From 9-30-98 to 12-31-02

                              [CHART APPEARS HERE]

                      The Strong         Russell MidCap(R)    Lipper Mid-Cap
                   Enterprise Fund          Index*          Growth Funds Index*
  Sep 98               $10,000              $10,000              $10,000
  Dec 98               $14,743              $11,844              $12,595
  Mar 99               $17,255              $11,788              $13,062
  Jun 99               $20,732              $13,068              $14,633
  Sep 99               $24,777              $11,945              $14,779
  Dec 99               $42,436              $14,003              $21,879
  Mar 00               $48,127              $15,415              $25,000
  Jun 00               $40,378              $14,720              $22,820
  Sep 00               $39,360              $15,722              $23,545
  Dec 00               $29,801              $15,158              $18,350
  Mar 01               $23,435              $13,567              $14,132
  Jun 01               $25,694              $14,861              $16,064
  Sep 01               $19,916              $12,207              $12,151
  Dec 01               $23,257              $14,306              $14,484
  Mar 02               $22,794              $14,913              $14,071
  Jun 02               $19,843              $13,489              $11,968
  Sep 02               $16,639              $11,110              $ 9,895
  Dec 02               $16,702              $11,990              $10,360

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell Midcap(R) Index and the Lipper Mid-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Investor Class shares only; performance for other classes will vary, due to differences in fee structures.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

This was a challenging year for investors in the Strong Enterprise Fund and for the equity markets in general. Individual stock selection added little value in an economic environment with a shortage of positive business fundamentals -- and a market environment that saw virtually every major sector post losses. Having identified the economic situation through our research process in early 2002, we positioned the Fund in more-defensive growth companies, a strategy that contributed positively to the Fund's performance for most of the year.

Looking back at the year's challenges

During 2002, multiple forces drove bearish market sentiments. But overall, the direction of stock prices was driven more by speculative forces than by erosion in underlying company fundamentals.

Disappointing earnings results from many companies indicated that the much-anticipated economic recovery was not yet taking hold. As the year progressed, the markets were further jolted by allegations of misstated earnings, fraud, and collusion between Wall Street investment bankers and corporate executives -- accompanied by bankruptcies among some of the country's largest companies. Also, the continued risk of terrorist activity around the world and the growing possibility of war increased investors' aversion to risk, putting further pressure on stock prices.

Another factor affecting the equity markets in 2002 was investors' shift out of mutual funds, with the fund industry experiencing its first net redemptions since 1987. This trend contributed to declines among stocks in virtually every sector and industry.

A balance of risk management and growth potential

Through most of the year, we sought to balance risk to shareholders by investing a portion of the Fund in core growth companies offering relatively stable earnings, while putting another portion of Fund assets in companies likely to benefit from the eventual recovery in corporate spending. This strategy allowed the Fund to outperform during the first three quarters of the year, as the market declined, and underperform during the fourth quarter compared to our broad-based benchmark, the Russell Midcap(R) Index, as speculation drove up lower-quality stocks.

This approach led us to overweight the portfolio in healthcare stocks early in the year, compared to the Russell Midcap(R) Index. Stocks in this area became some of the Fund's top performers. Additionally, we sought to overweight companies in cyclical industries; we believed a prolonged period of underinvestment in the sector had created favorable conditions for future returns. Finally, the Fund benefited from its underweight positions, compared to the Fund's broad-based benchmark, in struggling technology and telecommunication for much of the first three quarters, although this position hurt performance during the fourth quarter as many technology stocks experienced a rebound.

Potential for recovery ahead

We believe the most difficult stages of this bear market are behind us. Dramatically lowered investor expectations, reduced corporate cost structures, improved management accountability, and a renewed focus on balance-sheet repair, improved cash flow, and return on investment should all help to bolster the market in the months ahead.

The final ingredient necessary for the equity markets to recover, however, is the return of investor confidence. Whether and when that will happen will ultimately hinge on the resolution of the conflict with Iraq, and the containment of global terrorism concerns. Until these vital issues are resolved, we are likely to only see a slow improvement in the economy. There's also likely to be significant market volatility, as speculators react opportunistically to any sign of economic change.

These conditions should also lay the groundwork for a stock-picker's market, as investors respond to fundamental improvement at individual companies rather than broad market trends. In these conditions, it is of paramount importance to make careful stock selections -- and that is exactly the course we plan to follow.

We appreciate your continued confidence in the Strong Enterprise Fund.

Thomas J. Pence

Portfolio Manager


Average Annual Total Returns
As of 12-31-02

Investor Class
----------------------------------------
   1-year                        -28.18%

   3-year                        -26.72%

   Since Fund Inception           12.82%
   (9-30-98)


Advisor Class/1/
----------------------------------------
   1-year                        -28.04%

   3-year                        -26.79%

   Since Fund Inception           12.64%
   (9-30-98)

Class K/2/
----------------------------------------
   1-year                        -28.00%

   3-year                        -26.65%

   Since Fund Inception           12.89%
   (9-30-98)

Equity funds are volatile investments and should only be considered for long-term goals.


    From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

/1/ The performance of the Advisor Class shares prior to 2-24-00 is based on the Fund's Investor Class shares' performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.

/2/ The performance of Class K shares prior to 8-30-02 is based on the Fund's Investor Class shares' performance. Please consult a prospectus for information about all share classes.

    Because smaller companies often have narrower markets and limited financial resources, investments in these stocks present more risk than investments in those of larger, more established companies.

* The Russell Midcap(R) Index is an unmanaged index generally representative of the U.S. stock market for medium-capitalization stocks. The Lipper Mid-Cap Growth Funds Index is an equally weighted performance index of the 30 largest funds in this Lipper category. Source of the Russell index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Growth 20 Fund
--------------------------------------------------------------------------------

Your Fund's Approach

The Strong Growth 20 Fund seeks capital growth. It focuses, under normal conditions, on the stocks of 20 to 30 companies that its manager believes have favorable prospects for accelerating growth of earnings, but are selling at reasonable valuations based on their earnings, cash flow, or asset value. The portfolio can include stocks of any size. The Fund may also invest up to 25% of its net assets in foreign securities. In addition, the Fund may utilize an active trading approach and may use derivatives to attempt to manage market or business risk or to seek to enhance the Fund's return.

                   Growth of an Assumed $10,000 Investment+
                            From 6-30-97 to 12-31-02

                              [CHART APPEARS HERE]

                The Strong               S&P             Lipper Multi-Cap
              Growth 20 Fund          500 Index*        Growth Funds Index*
Jun 97            $10,000              $10,000               $10,000
Dec 97            $11,387              $11,057               $10,955
Jun 98            $13,129              $13,014               $12,789
Dec 98            $15,545              $14,217               $13,672
Jun 99            $18,891              $15,977               $15,626
Dec 99            $32,563              $17,208               $20,009
Jun 00            $35,646              $17,136               $21,489
Dec 00            $29,199              $15,643               $17,597
Jun 01            $19,973              $14,596               $14,999
Dec 01            $17,127              $13,785               $13,170
Jun 02            $14,152              $11,972               $10,518
Dec 02            $11,840              $10,740               $ 9,242

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index and the Lipper Multi-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Investor Class shares only; performance for other classes will vary, due to differences in fee structures.

    The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

Investors were generally nervous and concerned during 2002, making them very risk-averse and inclined to favor safer investments over equities. During the year, we continued to emphasize companies with the most positive revenue, earnings, and cash flow prospects. Nonetheless, the Fund could not escape the bear market for growth stocks, resulting in performance below past experiences.

Continuation of the bear market

The year 2002 marked the third year of the bear market for equities. Many factors contributed to the weak environment for equities in the past year. The economy found recovery elusive. Corporate earnings slowed. Scandals at many of the country's leading corporations, including allegations of accounting fraud and other failures of corporate governance, eroded investor confidence. The dollar weakened against foreign currency. And the continuing war on terrorism also took a toll.

While consumer spending was generally solid, businesses remained reluctant to spend and invest in a deflationary environment that, given excess capacity worldwide in a number of industries, offers the prospect for lower prices for goods and services in the future.

The sharp contrast between the speculative equity peaks of the late 1990s and the current environment has made investors nervous and concerned. And when investors feel that way, they tend to avoid long-term equity investments and instead put their money in other places, such as homes or autos, and choose bonds and other safe havens for their investment dollars. As investors looked for safety, true growth stocks with higher valuations and low yields suffered the most. This trend affected the Fund's performance for the year more than any other factor.

Keeping our focus on fundamentals

In the face of this challenging environment, we continued to focus on identifying those companies that have the strongest financial statements, along with dominance of the markets in which they operate. We also heightened our attention to valuations, to help ensure that the companies we select have room to appreciate as economic conditions improve.

Another area of investment we favored was in companies with good and growing dividends or high, free cash flows that should allow for future dividend growth. We continue to seek out such companies for the portfolio. We believe that the strategy of combining companies that offer strong earnings-growth potential at a reasonable price, with those that offer moderate growth and the potential for high dividend growth, is a solid strategy for the years ahead.

We are committed to investing in what we believe are the best companies over the long term, rather than falling into the trap of becoming short-term traders. Of course, we work to spot (and sell) troubled companies early.

Our outlook for 2003

Although we know that recent years have been difficult for investors, we continue to believe that our philosophy and style of investing -- which served the Fund quite well in earlier years -- will return to favor once the economy has navigated through the current tense period. The economy should improve in 2003, helped by the Federal Reserve's efforts to stimulate activity, and businesses should slowly loosen their purse strings as the year progresses.

The liquidity that the Fed has provided has already helped some sectors that normally need a recovery to benefit. For recovery to truly take hold, though, we will now need to see an improvement in corporate earnings. With the improving economic trends and recent firming of prices on many commodities and intermediate goods, corporate earnings now appear poised for gradual improvement. We believe that industrial sectors should do well in this phase of the economic turnaround, and we have positioned the Fund accordingly.

New proposals from the President may also help to stimulate both equity investment and economic activity. Against this backdrop, equities are starting to look attractive again on a long-term basis relative to short- and long-term interest rates, which may help to reverse the long bear market.

It is true that the uncertain geopolitical environment remains a wild card, with uncertain impact on both the markets and the economy. Nonetheless, what we have seen after this difficult period is that our economic system remains intact. The tools are in place to help us work our way through recent concerns, and in time we will see brighter days.

We thank you for your continued confidence in the Strong Growth 20 Fund.

Ronald C. Ognar
Portfolio Manager



Average Annual Total Returns
As of 12-31-02

Investor Class
----------------------------------------
   1-year                        -30.87%

   3-year                        -28.63%

   5-year                          0.78%

   Since Fund Inception            3.12%
   (6-30-97)

Advisor Class/1/
----------------------------------------
   1-year                        -30.63%

   3-year                        -28.63%

   5-year                          0.68%

   Since Fund Inception            2.99%
   (6-30-97)

The Fund's return since inception was significantly enhanced through investments in initial public offerings. You should not expect that such favorable returns can be consistently achieved. Please consider this before investing.

Equity funds are volatile investments and should only be considered for long-term goals.

         From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

    /1/ The performance of the Advisor Class shares prior to 2-24-00 is based on the Fund's Investor Class shares' performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.

         The Fund is nondiversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility and market pressure than a fully diversified fund.

    /*/ The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. The Lipper Multi-Cap Growth Funds Index is an equally weighted performance index of the 30 largest funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Growth Fund
================================================================================

Your Fund's Approach

The Strong Growth Fund seeks capital growth. It focuses, under normal conditions, on stocks of companies that its managers believe have favorable prospects for accelerating growth of earnings but are selling at reasonable valuations based on earnings, cash flow, or asset value. The portfolio can include stocks of any size. The Fund may also invest up to 25% of its net assets in foreign securities. The managers may sell a stock when the company's growth prospects become less attractive. In addition, the Fund may utilize an active trading approach and may use derivatives to attempt to manage market or business risk or to seek to enhance the Fund's return.

                    Growth of an Assumed $10,000 Investment+
                            From 12-31-93 to 12-31-02

                              [CHART APPEARS HERE]

                                                                    Lipper
                           The Strong        S&P 500           Multi-Cap Growth
                          Growth Fund         Index*             Funds Index*
Dec 93                      $10,000          $10,000               $10,000
Dec 94                      $11,727          $10,132                $9,717
Dec 95                      $16,535          $13,935               $12,994
Dec 96                      $19,763          $17,132               $15,314
Dec 97                      $23,528          $22,845               $18,828
Dec 98                      $29,877          $29,373               $23,497
Dec 99                      $52,302          $35,553               $34,389
Dec 00                      $47,473          $32,319               $30,244
Dec 01                      $31,146          $28,481               $22,634
Dec 02                      $23,271          $22,189               $15,884

     + This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index and the Lipper Multi-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

         The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

The year 2002 was a very tough period throughout the equity markets. Unlike 2001, in which growth stocks were the main victims of the bear market, 2002 saw negative returns in virtually every major subset of the market. We became more defensive with our holdings and cash position in the second quarter, which helped our performance versus our peers.

A year of volatility

The market entered 2002 on a wave of optimism as the economy appeared to be bouncing back from the events of September 2001. As the first quarter progressed, that optimism waned as earnings continued to disappoint. The Fund's returns -- along with the market's -- were down for the first quarter.

That decline accelerated rapidly in the second and third quarters, as these months were dominated by plummeting investor confidence in corporate America in the wake of high-profile bankruptcies and corporate scandals. Investors' appetite for risk all but disappeared, driving stock prices down hard.

The fourth quarter saw the start of a rally, as investors recognized that some high-quality companies were trading at bargain levels. This rally soon turned into a mini frenzy, though, as the market started to bid low-quality stocks up the most. In December this rally began to fade as the market once again focused on the negatives: slowing consumer spending, a weakening dollar, rising energy prices, and potential military conflicts with Iraq and North Korea.

Keeping a focus on quality

Relative to the approaches of our peer benchmark, the Lipper Multi-Cap Growth Funds Index, our strategy of focusing on market-leading companies with the strongest prospects for earnings, revenue, and cash flow was rewarded.

Our efforts to move the Fund to a more defensive profile in the second and third quarters also had positive impact on performance. We took this step as we became increasingly concerned about the slow pace of earnings growth being generated by the market, as well as the increased risk in the market caused by corporate wrongdoing.

In the fourth quarter, we began to assume a more aggressive stance as we became more confident that the economy would not slip into a double-dip recession. This confidence was boosted by the Federal Reserve's readiness to aggressively combat deflation, signs of accelerating earnings growth, and the establishment of reasonable earnings expectations. Unfortunately, at the end of the year, this more-optimistic approach was counter-punched by a market worried about military tensions and a weakening dollar.

Potential for improvement in 2003

Entering 2003, we are cautiously optimistic. At this point, earnings expectations appear realistic, and valuations in the current interest-rate environment appear fair. With Gross Domestic Product (GDP) growth for 2002 of approximately 3%, and consistent firming of commodity prices, it appears that the economy has bottomed at last. Further, earnings growth on a year-over-year basis has turned positive -- in other words, after a significant period of declining profits, corporate earnings are once again improving.

New proposals from the President may also help to stimulate both equity investment and economic activity. Against this backdrop, equities are starting to look attractive again on a long-term basis relative to short- and long-term interest rates, which may help to reverse the long bear market.

It is true that the uncertain geopolitical environment remains a wild card, with uncertain impact on both the markets and the economy. Nonetheless, what we have seen after this difficult period is that our economic system remains intact. The tools are in place to help us work our way through recent concerns, and in time we expect to see brighter days.

Thank you for your continued confidence in the Strong Growth Fund.

Ronald C. Ognar
Portfolio Co-Manager

Thomas C. Ognar
Portfolio Co-Manager

Average Annual Total Returns
As of 12-31-02

Investor Class
--------------------------------------------------

             1-year                        -25.28%

             5-year                         -0.22%

             Since Fund Inception            9.84%
             (12-31-93)

Institutional Class/1/
--------------------------------------------------

             1-year                        -24.73%

             5-year                          0.17%

             Since Fund Inception           10.08%
             (12-31-93)

Advisor Class/2/
--------------------------------------------------

             1-year                        -25.26%

             5-year                         -0.44%

             Since Fund Inception            9.56%
             (12-31-93)

Class C/3/
--------------------------------------------------

             1-year                        -26.92%

             5-year                         -1.34%

             Since Fund Inception            8.57%
             (12-31-93)

Class K/4/
--------------------------------------------------

             1-year                        -24.83%

             5-year                         -0.10%

             Since Fund Inception            9.91%
             (12-31-93)

Equity funds are volatile investments and should only be considered for long-term goals.

/1/ The performance of the Institutional Class shares prior to 2-24-00 is based on the Fund's Investor Class shares' performance. Please consult a prospectus for information about all share classes.

/2/ The performance of the Advisor Class shares prior to 2-24-00 is based on the Fund's Investor Class shares' performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.

/3/ The performance of Class C shares prior to 12-26-02, is based on the Fund's Investor Class shares' performance restated for the higher expense ratio of the Class C shares. Please consult a prospectus for information about all share classes. Average annual total returns include a 1.00% contingent deferred sales charge imposed on redemptions made within 12 months of purchase.

/4/ The performance of Class K shares prior to 8-30-02, is based on the Fund's Investor Class shares' performance. Please consult a prospectus for information about all share classes.

* The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. The Lipper Multi-Cap Growth Funds Index is an equally weighted performance index of the 30 largest funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

SCHEDULES OF INVESTMENTS IN SECURITIES                       December 31, 2002
------------------------------------------------------------------------------

                              STRONG DISCOVERY FUND

                                                     Shares or
                                                     Principal         Value
                                                      Amount          (Note 2)
------------------------------------------------------------------------------
Common Stocks 88.3%
Aerospace - Defense Equipment 1.2%
Alliant Techsystems, Inc. (b)                           26,440     $ 1,648,534

Banks - Money Center 0.5%
Citigroup, Inc.                                         18,900         665,091

Banks - Northeast 2.8%
Mercantile Bankshares Corporation                       38,700       1,493,433
North Fork Bancorporation, Inc.                         64,510       2,176,567
                                                                    ----------
                                                                     3,670,000

Banks - Super Regional 3.3%
Mellon Financial Corporation                            62,200       1,624,042
Northern Trust Company                                  27,810         974,741
SouthTrust Corporation                                  73,800       1,833,930
                                                                    ----------
                                                                     4,432,713

Beverages - Alcoholic 0.6%
Brown Forman Corporation Class B                        13,200         862,752

Beverages - Soft Drinks 0.5%
Cott Corporation (b)                                    39,390         701,930

Building Products - Wood 1.2%
Rayonier, Inc.                                          35,600       1,610,900

Chemicals - Basic 0.4%
The Dow Chemical Company                                16,290         483,813

Chemicals - Fertilizers 1.2%
Agrium, Inc.                                           136,000       1,538,160

Chemicals - Specialty 1.4%
Air Products & Chemicals, Inc.                          31,600       1,350,900
Millennium Chemicals, Inc.                              55,000         523,600
                                                                    ----------
                                                                     1,874,500
Commercial Services - Schools 0.5%
Apollo Group, Inc. Class A (b)                          14,060         618,640

Commercial Services - Staffing 0.5%
Robert Half International, Inc. (b)                     40,900         658,899

Computer - Manufacturers 0.7%
Apple Computer, Inc. (b)                                67,210         963,119

Computer - Services 0.4%
Veridian Corporation (b)                                25,900         552,706

Computer Software - Enterprise 1.6%
BMC Software, Inc. (b)                                  37,570         642,823
Oracle Systems Corporation (b)                          44,920         485,136
PeopleSoft, Inc. (b)                                    23,520         430,416
SAP AG Sponsored ADR                                    28,390         553,605
                                                                    ----------
                                                                     2,111,980

Computer Software - Financial 1.0%
Intuit, Inc. (b)                                        29,820       1,399,154

Cosmetics - Personal Care 0.5%
The Gillette Company                                    19,915         604,619

Diversified Operations 3.1%
Alleghany Corporation (b)                               12,405       2,201,888
Berkshire Hathaway, Inc. Class B (b)                        63         152,649
3M Co.                                                   6,050         745,965
Wesco Financial Corporation                              3,481       1,078,936
                                                                    ----------
                                                                     4,179,438

Electrical - Control Instruments 0.2%
Parker-Hannifin Corporation                              7,180         331,213

Electrical - Equipment 1.0%
Baldor Electric Company                                 27,200         537,200
Regal-Beloit Corporation                                38,110         788,877
                                                                    ----------
                                                                     1,326,077

Electronics - Semiconductor Equipment 1.6%
KLA-Tencor Corporation (b)                              61,110       2,161,461

Electronics - Semiconductor
  Manufacturing 1.9%
Maxim Integrated Products, Inc.                         32,100       1,060,584
Microchip Technology, Inc.                              25,100         613,695
Texas Instruments, Inc.                                 54,475         817,670
                                                                    ----------
                                                                     2,491,949

Electronics Products - Miscellaneous 0.5%
Jabil Circuit, Inc. (b)                                 35,010         627,379

Finance - Consumer/Commercial Loans 0.8%
SLM Corporation                                         10,740       1,115,456

Finance - Equity REIT 1.0%
Vornado Realty Trust                                    34,675       1,289,910

Finance - Investment Brokers 2.0%
Legg Mason, Inc.                                        23,555       1,143,360
Lehman Brothers Holdings, Inc.                          27,920       1,487,857
                                                                    ----------
                                                                     2,631,217

Finance - Investment Management 2.1%
Neuberger Berman, Inc.                                  53,900       1,805,111
SEI Investments Company                                 34,700         943,146
                                                                    ----------
                                                                     2,748,257

Finance - Publicly Traded Investment
  Funds - Equity 5.4%
Biotech Holders Trust                                   36,465       3,083,480
iShares Dow Jones U.S. Utilities
  Sector Index Fund                                     31,000       1,484,280
Nasdaq-100 Shares (b)                                  106,510       2,598,844
                                                                    ----------
                                                                     7,166,604

Finance - Publicly Traded Investment
  Funds - Equity (Non-40 Act) 3.5%
Retail Holders Trust                                    22,230       1,548,764
Software Holders Trust                                  73,010       1,970,540
Utilities Holders Trust                                 17,600       1,129,040
                                                                    ----------
                                                                     4,648,344

Financial Services - Miscellaneous 0.7%
American Express Company                                26,060         921,221

Food - Miscellaneous Preparation 1.7%
McCormick & Company, Inc.                               98,455       2,284,156

Household - Audio/Video 0.6%
Harman International Industries, Inc.                   12,665         753,568

Insurance - Accident & Health 1.3%
AFLAC, Inc.                                             57,580       1,734,310

Insurance - Brokers 0.6%
Willis Group Holdings, Ltd. (b)                         30,350         870,135

Insurance - Property/Casualty/Title 3.7%
Cincinnati Financial Corporation                        47,030       1,765,977
Markel Corporation (b)                                   6,460       1,327,530
White Mountains Insurance Group, Ltd.                    5,550       1,792,650
                                                                    ----------
                                                                     4,886,157

--------------------------------------------------------------------------------

                       STRONG DISCOVERY FUND (continued)

                                                        Shares or
                                                        Principal      Value
                                                         Amount       (Note 2)
--------------------------------------------------------------------------------
Leisure - Hotels & Motels 1.6%
Hilton Hotels Corporation                                167,400     $ 2,127,654

Leisure - Services 1.2%
The Walt Disney Company                                   95,330       1,554,832

Machinery - Farm 1.0%
AGCO Corporation (b)                                      38,790         857,259
Deere & Company                                           11,300         518,105
                                                                     -----------
                                                                       1,375,364
Machinery - General Industrial 2.1%
Ingersoll-Rand Company Class A                            37,234       1,603,296
Sauer-Danfoss, Inc.                                       11,300          89,270
Tennant Company                                           34,300       1,118,180
                                                                     -----------
                                                                       2,810,746
Media - Cable TV 0.3%
Liberty Media Corporation Series A (b)                    38,200         341,508

Media - Newspapers 1.4%
Lee Enterprises, Inc.                                     26,850         900,012
The E.W. Scripps Company Class A                          13,380       1,029,591
                                                                     -----------
                                                                       1,929,603
Media - Radio/TV 0.7%
The Liberty Corporation                                   18,400         713,920
Viacom, Inc. Class B (b)                                   6,470         263,717
                                                                     -----------
                                                                         977,637
Medical - Biomedical/Genetics 1.1%
Gilead Sciences, Inc. (b)                                 20,300         690,200
Millennium Pharmaceuticals, Inc. (b)                      98,510         782,169
                                                                     -----------
                                                                       1,472,369
Medical - Ethical Drugs 2.4%
Allergan, Inc.                                            14,160         815,899
Forest Laboratories, Inc. (b)                              5,110         501,904
Eli Lilly & Company                                       29,490       1,872,615
                                                                     -----------
                                                                       3,190,418
Medical - Generic Drugs 0.6%
Teva Pharmaceutical Industries, Ltd. ADR                  20,000         772,200

Medical - Health Maintenance
  Organizations 1.5%
Anthem, Inc. (b)                                          32,270       2,029,783

Medical - Hospitals 1.8%
Community Health Systems, Inc. (b)                        82,160       1,691,674
Universal Health Services, Inc. Class B (b)               15,410         694,991
                                                                     -----------
                                                                       2,386,665
Medical - Instruments 0.1%
Steris Corporation (b)                                     5,925         143,681

Medical - Products 0.7%
Zimmer Holdings, Inc. (b)                                 22,715         943,127

Medical - Wholesale Drugs/Sundries 0.7%
Cardinal Health, Inc.                                     16,000         947,040

Medical/Dental - Supplies 1.0%
Dentsply International, Inc.                              36,570       1,361,830

Metal Ores - Gold/Silver 0.4%
Newmont Mining Corporation
  Holding Company                                         18,990         551,280

Metal Ores - Miscellaneous 0.5%
Inco, Ltd. (b)                                            28,590         606,680

Oil & Gas - Drilling 2.4%
Diamond Offshore Drilling, Inc.                           32,360         707,066
GlobalSantaFe Corporation                                 50,340       1,224,269
Nabors Industries, Ltd. (b)                               34,530       1,217,873
                                                                     -----------
                                                                       3,149,208
Oil & Gas - Field Services 1.0%
Tidewater, Inc.                                           43,400       1,349,740

Oil & Gas - International Integrated 0.5%
Murphy Oil Corporation                                    16,350         700,598

Oil & Gas - Machinery/Equipment 0.9%
Grant Prideco, Inc. (b)                                   20,300         236,292
Weatherford International, Ltd. (b)                       24,975         997,252
                                                                     -----------
                                                                       1,233,544
Oil & Gas - United States Exploration
  & Production 1.9%
Apache Corporation                                        12,600         718,074
Devon Energy Corporation                                  11,350         520,965
Ocean Energy, Inc.                                        18,955         378,531
Pioneer Natural Resources Company (b)                     38,970         983,993
                                                                     -----------
                                                                       2,601,563
Paper & Paper Products 5.0%
Boise Cascade Corporation                                 26,900         678,418
Domtar, Inc.                                             116,090       1,167,865
International Paper Company                               61,400       2,147,158
Smurfit-Stone Container Corporation (b)                  172,520       2,655,255
                                                                     -----------
                                                                       6,648,696
Pollution Control - Services 0.3%
Stericycle, Inc. (b)                                      11,845         383,529

Real Estate Development 0.3%
Consolidated-Tomoka Land Company                          19,500         375,375

Retail - Apparel/Shoe 1.8%
Abercrombie & Fitch Company Class A (b)                   32,680         668,633
The Gap, Inc.                                             48,240         748,685
Nordstrom, Inc.                                           52,960       1,004,651
                                                                     -----------
                                                                       2,421,969
Retail - Consumer Electronics 0.1%
Electronics Boutique Holdings Corporation (b)              9,620         152,092

Retail - Home Furnishings 0.3%
Bed Bath & Beyond, Inc. (b)                                9,790         338,049

Retail - Major Discount Chains 0.4%
Costco Wholesale Corporation (b)                          17,000         477,020

Retail - Restaurants 0.7%
P.F. Chang's China Bistro, Inc. (b)                       19,020         690,426
Sonic Corporation (b)                                     14,400         295,056
                                                                     -----------
                                                                         985,482
Retail/Wholesale - Computer/Cellular 0.2%
Tech Data Corporation (b)                                 10,480         282,541

Telecommunications - Equipment 0.2%
Nokia Corporation Sponsored ADR                           14,920         231,260

Tobacco 0.6%
UST, Inc.                                                 24,700         825,721

Transportation - Airline 0.8%
Delta Air Lines, Inc.                                     85,730       1,037,333

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                      December 31, 2002
-----------------------------------------------------------------------------------------

                        STRONG DISCOVERY FUND (continued)

                                                                  Shares or
                                                                  Principal     Value
                                                                   Amount      (Note 2)
-----------------------------------------------------------------------------------------
Transportation - Truck 0.5%
Heartland Express, Inc. (b)                                          30,850 $     706,804

Trucks & Parts - Heavy Duty 1.3%
Cummins, Inc.                                                        51,700     1,454,321
Navistar International Corporation (b)                               13,610       330,859
                                                                             ------------
                                                                                1,785,180
-----------------------------------------------------------------------------------------
Total Common Stocks (Cost $119,351,874)                                       117,772,483
-----------------------------------------------------------------------------------------
Short-Term Investments (a) 14.2%
Money Market Funds 0.8%
Strong Heritage Money Fund -
 Institutional Class (d)                                          1,000,000     1,000,000

Repurchase Agreements 13.4%
ABN AMRO Inc. (Dated 12/31/02), 1.25%,
 Due 1/02/03 (Repurchase proceeds
 $15,501,076); Collateralized by: United
 States Government & Agency Issues (c)                          $15,500,000    15,500,000
State Street Bank (Dated 12/31/02), 1.00%,
 Due 1/02/03 (Repurchase proceeds
 $2,420,434); Collateralized by: United
 States Government & Agency Issues (c)                            2,420,300     2,420,300
                                                                             ------------
                                                                               17,920,300
-----------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $18,920,300)                                18,920,300
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Total Investments in Securities (Cost $138,272,174) 102.5%                    136,692,783
Other Assets and Liabilities, Net (2.5%)                                       (3,332,083)
-----------------------------------------------------------------------------------------
Net Assets 100.0%                                                            $133,360,700
=========================================================================================

                           STRONG ENDEAVOR FUND

                                                                    Shares or
                                                                    Principal   Value
                                                                    Amount     (Note 2)
-----------------------------------------------------------------------------------------
Common Stocks 98.7%
Aerospace - Defense 3.4%
General Dynamics Corporation                                            480 $      38,098
Lockheed Martin Corporation                                           1,520        87,780
                                                                             ------------
                                                                                  125,878

Banks - Money Center 1.4%
Citigroup, Inc.                                                       1,480        52,081

Banks - Super Regional 2.7%
Fifth Third Bancorp                                                   1,050        61,477
Wells Fargo Company                                                     770        36,090
                                                                             ------------
                                                                                   97,567

Beverages - Soft Drinks 1.7%
The Coca-Cola Company                                                 1,465        64,196

Chemicals - Basic 1.1%
The Dow Chemical Company                                              1,400        41,580

Commercial Services - Schools 1.3%
Apollo Group, Inc. Class A (b)                                        1,080        47,520

Computer - Local Networks 1.6%
Cisco Systems, Inc. (b)                                               4,625        60,587

Computer - Manufacturers 3.5%
Dell Computer Corporation (b)                                         2,120        56,689
International Business Machines Corporation                             950        73,625
                                                                             ------------
                                                                                  130,314

Computer Software - Desktop 5.0%
Microsoft Corporation (b)                                             3,560       184,052

Computer Software - Education/
   Entertainment 2.7%
Electronic Arts, Inc. (b)                                             1,995        99,291

Computer Software - Enterprise 2.4%
Oracle Systems Corporation (b)                                        4,500        48,600
SAP AG Sponsored ADR                                                  1,935        37,732
                                                                             ------------
                                                                                   86,332

Computer Software - Financial 1.0%
Intuit, Inc. (b)                                                        820        38,474

Diversified Operations 2.0%
3M Co.                                                                  610        75,213

Electronics - Semiconductor Equipment 2.2%
Applied Materials, Inc. (b)                                           6,090        79,353

Electronics - Semiconductor Manufacturing 3.0%
Maxim Integrated Products, Inc.                                       1,270        41,961
Texas Instruments, Inc.                                               4,465        67,020
                                                                             ------------
                                                                                  108,981

Finance - Consumer/Commercial Loans 1.1%
SLM Corporation                                                         380        39,467

Finance - Investment Brokers 0.5%
Lehman Brothers Holdings, Inc.                                          340        18,119

Finance - Mortgage & Related Services 1.9%
Freddie Mac                                                           1,160        68,498

Financial Services - Miscellaneous 1.5%
American Express Company                                              1,560        55,146

Insurance - Accident & Health 0.5%
AFLAC, Inc.                                                             640        19,277

Insurance - Diversified 1.4%
American International Group, Inc.                                      880        50,908

Leisure - Services 1.4%
The Walt Disney Company                                               3,195        52,110

Machinery - Construction/Mining 0.3%
Caterpillar, Inc.                                                       205         9,373

Media - Cable TV 2.5%
Cox Communications, Inc. Class A (b)                                  1,650        46,860
Liberty Media Corporation Class A (b)                                 5,140        45,952
                                                                             ------------
                                                                                   92,812

Media - Radio/TV 2.9%
Viacom, Inc. Class B (b)                                              2,615       106,587

Medical - Biomedical/Genetics 3.2%
Amgen, Inc. (b)                                                       2,065        99,822
Gilead Sciences, Inc. (b)                                               530        18,020
                                                                             ------------
                                                                                  117,842

Medical - Drug/Diversified 1.9%
Johnson & Johnson                                                     1,270        68,212

--------------------------------------------------------------------------------
                        STRONG ENDEAVOR FUND (continued)

                                                         Shares or
                                                         Principal      Value
                                                          Amount       (Note 2)
--------------------------------------------------------------------------------
Medical - Ethical Drugs 13.6%
Forest Laboratories, Inc. (b)                                  410   $    40,270
Eli Lilly & Company                                          1,520        96,520
Merck & Company, Inc.                                        2,050       116,050
Pfizer, Inc.                                                 4,015       122,739
Pharmacia Corporation                                        2,985       124,773
                                                                     -----------
                                                                         500,352
Medical - Generic Drugs 2.5%
Teva Pharmaceutical Industries, Ltd. ADR                     2,360        91,120

Medical - Health Maintenance
  Organizations 3.7%
Anthem, Inc. (b)                                             2,155       135,550

Medical - Hospitals 2.9%
HCA, Inc.                                                    2,525       104,787

Medical - Products 1.6%
Medtronic, Inc.                                              1,260        57,456

Medical - Wholesale Drugs/Sundries 1.5%
Cardinal Health, Inc.                                          950        56,230

Metal Ores - Gold/Silver 0.5%
Newmont Mining Corporation
  Holding Company                                              680        19,740

Oil & Gas - Drilling 0.8%
Nabors Industries, Ltd. (b)                                    825        29,098

Oil & Gas - Field Services 1.2%
Schlumberger, Ltd.                                           1,075        45,247

Oil & Gas - United States Exploration
  & Production 3.0%
Anadarko Petroleum Corporation                               1,305        62,510
Apache Corporation                                             490        27,925
Devon Energy Corporation                                       395        18,130
                                                                     -----------
                                                                         108,565
Paper & Paper Products 1.3%
International Paper Company                                  1,390        48,608

Retail - Apparel/Shoe 2.6%
The Gap, Inc.                                                6,205        96,302

Retail - Home Furnishings 0.8%
Bed Bath & Beyond, Inc. (b)                                    870        30,041

Retail - Major Discount Chains 4.0%
Target Corporation                                             960        28,800
Wal-Mart Stores, Inc.                                        2,340       118,193
                                                                     -----------
                                                                         146,993
Telecommunications - Equipment 1.9%
Nokia Corporation Sponsored ADR                              4,530        70,215

Telecommunications - Services 0.3%
AT&T Corporation                                               432        11,280

Tobacco 1.3%
Philip Morris Companies, Inc.                                1,155        46,812

Trucks & Parts - Heavy Duty 1.1%
Cummins, Inc.                                                1,460        41,070
--------------------------------------------------------------------------------
Total Common Stocks (Cost $3,657,881)                                  3,629,236
--------------------------------------------------------------------------------
Short-Term Investments (a) 1.2%
Repurchase Agreements
State Street Bank (Dated 12/31/02), 1.00%,
  Due 1/02/03 (Repurchase proceeds $43,802);
  Collateralized by: United States
  Government & Agency Issues (c)                        $   43,800   $    43,800
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $43,800)                               43,800
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments in Securities (Cost $3,701,681) 99.9%                3,673,036
Other Assets and Liabilities, Net 0.1%                                     2,247
--------------------------------------------------------------------------------
Net Assets 100.0%                                                    $ 3,675,283
================================================================================

                          STRONG LARGE CAP GROWTH FUND

                                                        Shares or
                                                        Principal      Value
                                                         Amount       (Note 2)
--------------------------------------------------------------------------------
Common Stocks 94.6%
Aerospace - Defense 0.8%
Lockheed Martin Corporation                                 60,000   $ 3,465,000
Northrop Grumman Corporation                                15,000     1,455,000
                                                                     -----------
                                                                       4,920,000
Banks - Money Center 1.9%
Bank of America Corporation                                 25,000     1,739,250
Citigroup, Inc.                                            175,000     6,158,250
J.P. Morgan Chase & Company                                150,000     3,600,000
                                                                     -----------
                                                                      11,497,500
Banks - Super Regional 0.5%
Bank One Corporation                                        40,000     1,462,000
Wells Fargo Company                                         30,000     1,406,100
                                                                     -----------
                                                                       2,868,100
Beverages - Alcoholic 0.6%
Anheuser-Busch Companies, Inc.                              75,000     3,630,000

Chemicals - Basic 0.6%
PPG Industries, Inc.                                        40,000     2,006,000
Rohm and Haas Company                                       50,000     1,624,000
                                                                     -----------
                                                                       3,630,000
Chemicals - Specialty 0.4%
Praxair, Inc.                                               40,000     2,310,800

Commercial Services - Advertising 0.3%
Omnicom Group, Inc.                                         30,000     1,938,000

Commercial Services - Schools 0.3%
Apollo Group, Inc. Class A (b)                              35,000     1,540,000

Computer - Local Networks 2.4%
Cisco Systems, Inc. (b)                                  1,065,000    13,951,500

Computer - Manufacturers 4.3%
Dell Computer Corporation (b)                              490,000    13,102,600
Hewlett-Packard Company                                    155,000     2,690,800
International Business Machines Corporation                120,000     9,300,000
                                                                     -----------
                                                                      25,093,400
Computer - Memory Devices 0.8%
EMC Corporation (b)                                        750,000     4,605,000

Computer - Services 0.3%
Computer Sciences Corporation (b)                           50,000     1,722,500

Computer Software - Desktop 6.9%
Adobe Systems, Inc.                                        160,000     3,985,600
Microsoft Corporation (b)                                  705,000    36,448,500
                                                                     -----------
                                                                      40,434,100

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                                    December 31, 2002
--------------------------------------------------------------------------------------------------------

STRONG LARGE CAP GROWTH FUND (continued)

                                                                             Shares or
                                                                             Principal         Value
                                                                              Amount          (Note 2)
--------------------------------------------------------------------------------------------------------
Computer Software - Enterprise 1.1%
Oracle Systems Corporation (b)                                                596,000       $ 6,436,800

Computer Software - Financial 0.4%
Intuit, Inc. (b)                                                               45,000         2,111,400

Computer Software - Security 0.5%
Symantec Corporation (b)                                                       70,000         2,831,500

Cosmetics - Personal Care 0.4%
Colgate Palmolive Company                                                      40,000         2,097,200

Diversified Operations 3.7%
AOL Time Warner, Inc. (b)                                                     170,000         2,227,000
General Electric Company                                                      600,000        14,610,000
3M Co.                                                                         40,000         4,932,000
                                                                                            -----------
                                                                                             21,769,000

Electrical - Control Instruments 0.6%
Danaher Corporation                                                            50,000         3,285,000

Electronics - Semiconductor Equipment 2.8%
Applied Materials, Inc. (b)                                                   475,000         6,189,250
ASML Holding NV (b)                                                           280,000         2,340,800
KLA-Tencor Corporation (b)                                                    140,000         4,951,800
Novellus Systems, Inc. (b)                                                    100,000         2,808,000
                                                                                            -----------
                                                                                             16,289,850

Electronics - Semiconductor
  Manufacturing 6.5%
Analog Devices, Inc. (b)                                                      170,000         4,057,900
Intel Corporation                                                           1,020,000        15,881,400
Linear Technology Corporation                                                  50,000         1,286,000
Maxim Integrated Products, Inc.                                                30,000           991,200
Microchip Technology, Inc.                                                    200,000         4,890,000
Texas Instruments, Inc.                                                       370,000         5,553,700
Xilinx, Inc. (b)                                                              280,000         5,768,000
                                                                                            -----------
                                                                                             38,428,200

Electronics Products - Miscellaneous 0.4%
Flextronics International, Ltd. (b)                                           300,000         2,457,000

Finance - Consumer/Commercial Loans 0.7%
SLM Corporation                                                                40,000         4,154,400

Finance - Investment Brokers 2.1%
The Goldman Sachs Group, Inc.                                                  55,000         3,745,500
Lehman Brothers Holdings, Inc.                                                 60,000         3,197,400
Merrill Lynch & Company, Inc.                                                  40,000         1,518,000
The Charles Schwab Corporation                                                350,000         3,797,500
                                                                                            -----------
                                                                                             12,258,400

Finance - Mortgage & Related Services 0.4%
Freddie Mac                                                                    40,000         2,362,000

Financial Services - Miscellaneous 0.9%
American Express Company                                                       75,000         2,651,250
Fiserv, Inc. (b)                                                               85,000         2,885,750
                                                                                            -----------
                                                                                              5,537,000

Food - Miscellaneous Preparation 1.0%
PepsiCo, Inc.                                                                 135,000         5,699,700

Household - Housewares 0.3%
Newell Rubbermaid, Inc.                                                        50,000         1,516,500

Insurance - Accident & Health 0.4%
AFLAC, Inc.                                                                    75,000         2,259,000

Insurance - Diversified 0.4%
American International Group, Inc.                                             20,000         1,157,000
Principal Financial Group, Inc.                                                50,000         1,506,500
                                                                                            -----------
                                                                                              2,663,500

Internet - E*Commerce 0.7%
Amazon.com, Inc. (b)                                                          110,000         2,077,900
USA Interactive (b)                                                            90,000         2,057,400
                                                                                            -----------
                                                                                              4,135,300

Internet - Internet Service Provider/
   Content 0.3%
Yahoo! Inc. (b)                                                               120,000         1,962,000

Leisure - Gaming 0.5%
International Game Technology (b)                                              20,000         1,518,400
Wynn Resorts, Ltd. (b)                                                        115,000         1,507,650
                                                                                            -----------
                                                                                              3,026,050

Leisure - Hotels & Motels 0.4%
Marriott International, Inc. Class A                                           70,000         2,300,900

Leisure - Products 0.3%
Harley-Davidson, Inc.                                                          40,000         1,848,000

Machinery - Farm 0.4%
Deere & Company                                                                55,000         2,521,750

Machinery - General Industrial 1.0%
Dover Corporation                                                              75,000         2,187,000
Ingersoll-Rand Company Class A                                                 80,000         3,444,800
                                                                                            -----------
                                                                                              5,631,800

Media - Cable TV 0.5%
Cox Communications, Inc. Class A (b)                                          100,000         2,840,000

Media - Radio/TV 2.7%
Clear Channel Communications, Inc. (b)                                        210,000         7,830,900
Univision Communications, Inc. Class A (b)                                     60,000         1,470,000
Viacom, Inc. Class B (b)                                                      160,000         6,521,600
                                                                                            -----------
                                                                                             15,822,500

Medical - Biomedical/Genetics 3.2%
Amgen, Inc. (b)                                                               170,000         8,217,800
Genzyme Corporation (b)                                                       110,000         3,252,700
Gilead Sciences, Inc. (b)                                                     115,000         3,910,000
Medimmune, Inc. (b)                                                           135,000         3,667,950
                                                                                            -----------
                                                                                             19,048,450

Medical - Drug/Diversified 4.5%
Abbott Laboratories                                                           120,000         4,800,000
Johnson & Johnson                                                             410,000        22,021,100
                                                                                            -----------
                                                                                             26,821,100

Medical - Ethical Drugs 11.8%
Allergan, Inc.                                                                 45,000         2,592,900
Forest Laboratories, Inc. (b)                                                  85,000         8,348,700
Eli Lilly & Company                                                           145,000         9,207,500
Merck & Company, Inc.                                                         185,000        10,472,850
Pfizer, Inc.                                                                  875,000        26,748,750
Pharmacia Corporation                                                         170,000         7,106,000
Schering-Plough Corporation                                                    60,000         1,332,000
Wyeth                                                                         100,000         3,740,000
                                                                                            -----------
                                                                                             69,548,700

Medical - Products 2.8%
Alcon, Inc. (b)                                                                35,000         1,380,750
Baxter International, Inc.                                                     45,000         1,260,000
Boston Scientific Corporation (b)                                              70,000         2,976,400
Medtronic, Inc.                                                               185,000         8,436,000
Stryker Corporation                                                            20,000         1,342,400
Zimmer Holdings, Inc. (b)                                                      20,000           830,400
                                                                                            -----------
                                                                                             16,225,950

--------------------------------------------------------------------------------

                    STRONG LARGE CAP GROWTH FUND (continued)

                                                   Shares or
                                                   Principal        Value
                                                    Amount         (Note 2)
--------------------------------------------------------------------------------
Medical - Wholesale Drugs/Sundries 1.0%
AmerisourceBergen Corporation                        90,000     $   4,887,900
Cardinal Health, Inc.                                20,000         1,183,800
                                                                -------------
                                                                    6,071,700

Metal Ores - Miscellaneous 0.7%
Alcoa, Inc.                                         175,000         3,986,500

Metal Products - Fasteners 0.9%
Illinois Tool Works, Inc.                            85,000         5,513,100

Oil & Gas - Drilling 2.3%
ENSCO International, Inc.                           140,000         4,123,000
GlobalSantaFe Corporation                           155,000         3,769,600
Nabors Industries, Ltd. (b)                         160,000         5,643,200
                                                                -------------
                                                                   13,535,800

Oil & Gas - Field Services 0.1%
Schlumberger, Ltd.                                   20,000           841,800

Oil & Gas - Machinery/Equipment 1.1%
Baker Hughes, Inc.                                  200,000         6,438,000

Oil & Gas - United States Exploration
   & Production 2.4%
Anadarko Petroleum Corporation                       65,000         3,113,500
Apache Corporation                                  125,000         7,123,750
Devon Energy Corporation                             30,000         1,377,000
Occidental Petroleum Corporation                     90,000         2,560,500
                                                                -------------
                                                                   14,174,750

Retail - Department Stores 1.4%
Kohl's Corporation (b)                              150,000         8,392,500

Retail - Drug Stores 0.3%
Walgreen Company                                     55,000         1,605,450

Retail - Home Furnishings 0.4%
Bed Bath & Beyond, Inc. (b)                          75,000         2,589,750

Retail - Major Discount Chains 2.0%
Family Dollar Stores, Inc.                           80,000         2,496,800
Target Corporation                                  195,000         5,850,000
Wal-Mart Stores, Inc.                                70,000         3,535,700
                                                                -------------
                                                                   11,882,500

Retail - Restaurants 0.4%
Starbucks Corporation (b)                           120,000         2,445,600

Retail/Wholesale - Auto Parts 0.5%
AutoZone, Inc. (b)                                   40,000         2,826,000

Retail/Wholesale - Building Products 0.7%
The Home Depot, Inc.                                100,000         2,396,000
Lowe's Companies, Inc.                               50,000         1,875,000
                                                                -------------
                                                                    4,271,000

Retail/Wholesale - Computer/Cellular 0.2%
CDW Computer Centers, Inc. (b)                       30,000         1,315,500

Retail/Wholesale - Food 0.3%
Sysco Corporation                                    60,000         1,787,400

Soap & Cleaning Preparations 0.9%
The Procter & Gamble Company                         60,000         5,156,400

Steel - Producers 1.7%
Nucor Corporation                                   241,000         9,953,300

Telecommunications - Cellular 2.2%
Nextel Communications, Inc. Class A (b)             600,000         6,930,000
Vodafone Group PLC Sponsored ADR                    345,000         6,251,400
                                                                -------------
                                                                   13,181,400

Telecommunications - Equipment 1.9%
JDS Uniphase Corporation (b)                        670,000         1,654,900
Nokia Corporation Sponsored ADR                     250,000         3,875,000
Nortel Networks Corporation (b)                     575,000           925,750
Qualcomm, Inc. (b)                                  127,000         4,621,530
                                                                -------------
                                                                   11,077,180

Telecommunications - Services 0.9%
Sprint Corporation                                   65,000           941,200
Verizon Communications, Inc.                        115,000         4,456,250
                                                                -------------
                                                                    5,397,450

Transportation - Air Freight 0.5%
United Parcel Service, Inc. Class B                  45,000         2,838,600
-----------------------------------------------------------------------------
Total Common Stocks (Cost $539,909,276)                           557,311,530
-----------------------------------------------------------------------------
Short-Term Investments (a) 4.2%
Money Market Funds 1.0%
Strong Heritage Money Fund -
   Institutional Class (d)                        6,200,000         6,200,000

Repurchase Agreements 3.1%
ABN AMRO Inc. (Dated 12/31/02), 1.25%,
   Due 1/02/03 (Repurchase proceeds
   $13,000,903); Collateralized by: United
   States Government & Agency Issues (c)       $ 13,000,000        13,000,000
State Street Bank (Dated 12/31/02), 1.00%,
   Due 1/02/03 (Repurchase proceeds
   $5,163,787); Collateralized by: United
   States Government & Agency Issues (c)          5,163,500         5,163,500
                                                                -------------
                                                                   18,163,500

United States Government Issues 0.1%
United States Treasury Bills, Due 1/02/03 (f)       400,000           400,000
-----------------------------------------------------------------------------
Total Short-Term Investments (Cost $24,763,500)                    24,763,500
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Total Investments in Securities (Cost $564,672,776) 98.8%         582,075,030
Other Assets and Liabilities, Net 1.2%                              6,818,509
-----------------------------------------------------------------------------
Net Assets 100.0%                                               $ 588,893,539
=============================================================================


FUTURES
--------------------------------------------------------------------------------
                                                     Underlying     Unrealized
                                         Expiration  Face Amount   Appreciation/
                                            Date      at Value    (Depreciation)
--------------------------------------------------------------------------------
Purchased:

118 Nasdaq 100 Futures                       3/03   $11,646,600      ($490,850)

WRITTEN OPTIONS ACTIVITY
--------------------------------------------------------------------------------
                                                      Contracts       Premiums
--------------------------------------------------------------------------------
Options outstanding at beginning of year                     --    $        --
Options written during the year                          10,700      2,267,529
Options closed                                          (10,700)    (2,267,529)
Options expired                                              --             --
Options exercised                                            --             --
                                                       --------    -----------
Options outstanding at end of year                           --    $        --
                                                       ========    ===========

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)            December 31, 2002
-------------------------------------------------------------------------------

                        STRONG LARGE COMPANY GROWTH FUND

                                                     Shares or
                                                     Principal         Value
                                                      Amount          (Note 2)
------------------------------------------------------------------------------
Common Stocks 82.8%
Banks - Money Center 1.2%
Citigroup, Inc.                                        7,200        $  253,368

Beverages - Alcoholic 2.2%
Anheuser-Busch Companies, Inc.                         9,600           464,640

Commercial Services - Advertising 3.0%
Omnicom Group, Inc.                                   10,050           649,230

Computer - Local Networks 2.1%
Cisco Systems, Inc. (b)                               35,000           458,500

Computer - Manufacturers 2.7%
Dell Computer Corporation (b)                         21,500           574,910

Computer - Memory Devices 1.6%
Seagate Technology (b)                                32,800           351,944

Computer Software - Desktop 6.3%
Adobe Systems, Inc.                                   14,000           348,740
Microsoft Corporation (b)                             19,500         1,008,150
                                                                     ---------
                                                                     1,356,890

Computer Software - Enterprise 0.9%
VERITAS Software Corporation (b)                      12,100           189,002

Cosmetics - Personal Care 3.1%
Colgate Palmolive Company                             12,600           660,618

Diversified Operations 5.1%
AOL Time Warner, Inc. (b)                             29,000           379,900
General Electric Company                              21,000           511,350
Johnson Controls, Inc.                                 2,500           200,425
                                                                     ---------
                                                                     1,091,675
Electronics - Parts Distributors 2.6%
W.W. Grainger, Inc.                                   10,800           556,740

Electronics - Semiconductor Equipment 2.1%
Novellus Systems, Inc. (b)                            16,000           449,280

Electronics - Semiconductor
  Manufacturing 4.5%
Intel Corporation                                     24,600           383,022
Linear Technology Corporation                         12,800           329,216
Maxim Integrated Products, Inc.                        7,500           247,800
                                                                    ----------
                                                                       960,038
Finance - Publicly Traded Investment
  Funds - Equity 1.1%
iShares Russell 1000 Growth Index Fund                 6,400           233,920

Financial Services - Miscellaneous 1.9%
American Express Company                              11,500           406,525

Food - Confectionery 1.7%
Hershey Foods Corporation                              5,500           370,920

Food - Miscellaneous Preparation 2.7%
PepsiCo, Inc.                                         13,600           574,192

Insurance - Diversified 2.1%
American International Group, Inc.                     7,800           451,230

Leisure - Toys/Games/Hobby 1.4%
Mattel, Inc.                                          15,800           302,570

Media - Books 2.5%
McGraw-Hill, Inc.                                      8,700           525,828

Medical - Biomedical/Genetics 3.2%
Amgen, Inc. (b)                                       14,300           691,262

Medical - Drug/Diversified 5.0%
Abbott Laboratories                                    7,500           300,000
Johnson & Johnson                                     14,200           762,682
                                                                    ----------
                                                                     1,062,682
Medical - Ethical Drugs 10.1%
Forest Laboratories, Inc. (b)                          4,000           392,880
Eli Lilly & Company                                    3,800           241,300
Merck & Company, Inc.                                  3,500           198,135
Pfizer, Inc.                                           7,000           213,990
Pharmacia Corporation                                 26,400         1,103,520
                                                                    ----------
                                                                     2,149,825
Medical - Generic Drugs 1.8%
Teva Pharmaceutical Industries, Ltd. ADR               9,700           374,517

Medical - Products 2.3%
Medtronic, Inc.                                       10,800           492,480

Metal Ores - Gold/Silver 1.0%
Newmont Mining Corporation
  Holding Company                                      7,000           203,210

Oil & Gas - United States Exploration
  & Production 1.3%
Apache Corporation                                     4,863           277,142

Retail - Major Discount Chains 3.1%
Wal-Mart Stores, Inc.                                 13,100           661,681

Retail - Restaurants 1.2%
Outback Steakhouse, Inc.                               7,500           258,300

Retail/Wholesale - Jewelry 2.3%
Tiffany & Company                                     20,700           494,937

Telecommunications - Services 0.7%
Alltel Corporation                                     3,000           153,990
-------------------------------------------------------------------------------
Total Common Stocks (Cost $17,871,115)                              17,702,046
-------------------------------------------------------------------------------
Convertible Notes 9.9%
Computer - Services 2.1%
Affiliated Computer Services, Inc.
  Subordinated Notes,
  3.50%, Due 2/15/06                               $ 330,000           454,987

Electronics - Military Systems 2.4%
L-3 Communications Holdings, Inc.
  Senior Subordinated Notes,
  5.25%, Due 6/01/09                                 400,000           515,000

Electronics - Semiconductor Manufacturing 0.6%
Sandisk Corporation Subordinated Notes,
  4.50%, Due 11/15/06                                100,000           140,375

Medical - Biomedical/Genetics 1.1%
Gilead Sciences, Inc. Subordinated Notes,
  5.00%, Due 12/15/07                                150,000           227,625

--------------------------------------------------------------------------------
                  STRONG LARGE COMPANY GROWTH FUND (continued)

                                                           Shares or
                                                           Principal    Value
                                                           Amount      (Note 2)
--------------------------------------------------------------------------------
Medical - Wholesale Drugs/Sundries 0.9%
Amerisource Health Corporation
   Subordinated Notes, 5.00%, Due 12/01/07                $ 155,000 $   198,400

Pollution Control - Services 1.2%
Waste Connections, Inc. Subordinated Notes,
   5.50%, Due 4/15/06                                       200,000     252,500

Retail/Wholesale - Food 1.6%
Performance Food Group Company
   Subordinated Notes, 5.50%, Due 10/16/08                  260,000     332,800

Utility - Electric Power 0.0%
Kestrel Solutions, Inc. Subordinated Notes,
   5.50%, Due 7/15/05 (Acquired 7/20/00; Cost
   $300,000) (Defaulted Effective 1/15/03) (e)              300,000          30
-------------------------------------------------------------------------------
Total Convertible Notes (Cost $2,310,333)                             2,121,717
-------------------------------------------------------------------------------
Convertible Preferred Stocks 5.5%
Finance - Savings & Loan 2.0%
Washington Mutual, Inc. 5.375%                                8,300     430,563

Insurance - Diversified 1.9%
Phoenix Company 7.00%                                       372,568     397,942

Medical - Health Maintenance Organizations 1.6%
Anthem, Inc. 6.00%                                            4,300     334,863
-------------------------------------------------------------------------------
Total Convertible Preferred Stocks (Cost $1,015,348)                  1,163,368
-------------------------------------------------------------------------------
Short-Term Investments (a) 1.9%
Repurchase Agreements
State Street Bank (Dated 12/31/02), 1.00%,
   Due 1/02/03 (Repurchase proceeds
   $409,023); Collateralized by: United States
   Government & Agency Issues (c)                         $ 409,000     409,000
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $409,000)                            409,000
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Investments in Securities (Cost $21,605,796) 100.1%            21,396,131
Other Assets and Liabilities, Net (0.1%)                                (21,424)
-------------------------------------------------------------------------------
Net Assets 100.0%                                                   $21,374,707
===============================================================================

                        STRONG U.S. EMERGING GROWTH FUND

                                                           Shares or
                                                           Principal    Value
                                                           Amount      (Note 2)
-------------------------------------------------------------------------------
Common Stocks 99.6%
Commercial Services - Miscellaneous 6.2%
BearingPoint, Inc. (b)                                       76,110  $  525,159
Corporate Executive Board Company (b)                        42,090   1,343,513
FTI Consulting, Inc. (b)                                     43,830   1,759,775
                                                                     ----------
                                                                      3,628,447

Commercial Services - Schools 3.2%
Career Education Corporation (b)                             17,600     704,000
Corinthian Colleges, Inc. (b)                                30,840   1,167,602
                                                                     ----------
                                                                      1,871,602

Computer - Local Networks 1.8%
QLogic Corporation (b)                                       31,148   1,074,917

Computer - Services 3.7%
CACI International, Inc. Class A (b)                         31,555   1,124,620
MTC Technologies, Inc. (b)                                   40,160   1,016,048
                                                                     ----------
                                                                      2,140,668
Computer Software - Desktop 1.3%
Borland Software Corporation (b)                             63,890     785,847

Computer Software - Education/
   Entertainment 2.3%
Take-Two Interactive Software, Inc. (b)                      57,780   1,357,252

Computer Software - Enterprise 1.7%
Documentum, Inc. (b)                                         62,290     975,461

Computer Software - Security 2.0%
Internet Security Systems, Inc. (b)                          65,100   1,193,283

Electronics - Scientific Instruments 1.4%
Photon Dynamics, Inc. (b)                                    34,680     790,704

Electronics - Semiconductor Equipment 1.8%
Cabot Microelectronics Corporation (b)                       22,600   1,066,720

Electronics - Semiconductor
   Manufacturing 6.6%
Genesis Microchip, Inc. (b)                                  86,920   1,134,306
Integrated Circuit Systems, Inc. (b)                         75,540   1,378,605
Power Integrations, Inc. (b)                                 14,450     245,650
Silicon Laboratories, Inc. (b)                               25,000     477,000
Zoran Corporation (b)                                        44,420     624,989
                                                                     ----------
                                                                      3,860,550

Financial Services - Miscellaneous 3.2%
Investors Financial Services Corporation                     67,450   1,847,456

Internet - E*Commerce 7.3%
Expedia, Inc. (b)                                            12,010     803,832
Hotels.com Class A (b)                                       30,971   1,691,946
University of Phoenix Online (b)                             49,560   1,776,230
                                                                     ----------
                                                                      4,272,008

Internet - Internet Service Provider/
   Content 2.6%
Overture Services, Inc. (b)                                  55,795   1,523,761

Internet - Network Security/Solutions 1.6%
WebEx Communications, Inc. (b)                               62,820     942,300

Leisure - Toys/Games/Hobby 2.4%
Leapfrog Enterprises, Inc. Class A (b)                       56,760   1,427,514

Medical - Biomedical/Genetics 4.8%
Cephalon, Inc. (b)                                           29,070   1,414,779
Scios, Inc. (b)                                              41,810   1,362,170
                                                                     ----------
                                                                      2,776,949

Medical - Generic Drugs 2.0%
American Pharmaceutical Partners, Inc. (b)                   66,880   1,190,464

Medical - Instruments 1.0%
CTI Molecular Imaging, Inc. (b)                              23,810     587,155

Medical - Nursing Homes 3.1%
Odyssey Healthcare, Inc. (b)                                 51,350   1,781,845

Medical - Products 6.6%
Advanced Neuromodulation Systems, Inc. (b)                   23,095     810,635
Cyberonics, Inc. (b)                                         48,910     899,944

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)             December 31, 2002
--------------------------------------------------------------------------------

                  STRONG U.S. EMERGING GROWTH FUND (continued)

                                                        Shares or
                                                        Principal      Value
                                                         Amount       (Note 2)
--------------------------------------------------------------------------------
SurModics, Inc. (b)                                       26,860    $   770,345
Wilson Greatbatch Technologies, Inc. (b)                  46,950      1,370,940
                                                                    -----------
                                                                      3,851,864

Medical/Dental - Services 2.8%
Accredo Health, Inc. (b)                                  17,950        632,738
Inveresk Research Group, Inc. (b)                         46,110        994,593
                                                                    -----------
                                                                      1,627,331

Retail - Apparel/Shoe 6.5%
Chicos FAS, Inc. (b)                                      51,210        968,381
Hot Topic, Inc. (b)                                       70,665      1,616,815
Pacific Sunwear of California (b)                         67,815      1,199,647
                                                                    -----------
                                                                      3,784,843

Retail - Consumer Electronics 0.9%
Electronics Boutique Holdings Corporation (b)             33,920        536,275

Retail - Discount & Variety 1.3%
Fred's, Inc.                                              29,165        749,540

Retail - Mail Order & Direct 1.0%
J. Jill Group, Inc. (b)                                   40,220        562,276

Retail - Restaurants 10.4%
The Cheesecake Factory, Inc. (b)                          47,640      1,722,186
Krispy Kreme Doughnuts, Inc. (b)                          17,190        580,506
P.F. Chang's China Bistro, Inc. (b)                       57,270      2,078,901
Panera Bread Company Class A (b)                          49,480      1,722,399
                                                                    -----------
                                                                      6,103,992

Telecommunications - Cellular 1.2%
Nextel Communications, Inc. Class A (b)                   59,720        689,766

Telecommunications - Equipment 0.9%
Powerwave Technologies, Inc. (b)                          95,540        515,916

Transportation - Services 2.1%
C.H. Robinson Worldwide, Inc.                             38,670      1,206,504

Transportation - Truck 5.9%
Heartland Express, Inc. (b)                               22,970        526,266
J.B. Hunt Transport Services, Inc. (b)                    40,890      1,198,077
Knight Transportation, Inc. (b)                           83,125      1,745,625
                                                                    -----------
                                                                      3,469,968
-------------------------------------------------------------------------------
Total Common Stocks (Cost $50,017,959)                               58,193,178
-------------------------------------------------------------------------------
Short-Term Investments (a) 2.2%
Repurchase Agreements
State Street Bank (Dated 12/31/02), 1.00%,
   Due 1/02/03 (Repurchase proceeds
   $1,285,571); Collateralized by: United
   States Government & Agency Issues (c)              $1,285,500      1,285,500
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $1,285,500)                        1,285,500
-------------------------------------------------------------------------------
Total Investments in Securities (Cost $51,303,459) 101.8%            59,478,678
Other Assets and Liabilities, Net (1.8%)                             (1,064,935)
-------------------------------------------------------------------------------
Net Assets 100.0%                                                   $58,413,743
===============================================================================

                              STRONG BLUE CHIP FUND

                                                        Shares or
                                                        Principal      Value
                                                         Amount       (Note 2)
--------------------------------------------------------------------------------
Common Stocks 87.6%
Aerospace - Defense 2.3%
General Dynamics Corporation                              60,000    $ 4,762,200

Banks - Money Center 3.5%
Citigroup, Inc.                                          200,000      7,038,000

Building - Resident/Commercial 1.8%
Lennar Corporation                                        70,000      3,612,000

Computer - Manufacturers 6.4%
Dell Computer Corporation (b)                            290,000      7,754,600
International Business Machines Corporation               67,500      5,231,250
                                                                    -----------
                                                                     12,985,850

Computer Software - Desktop 5.1%
Microsoft Corporation (b)                                200,600     10,371,020

Cosmetics - Personal Care 2.1%
Colgate Palmolive Company                                 80,500      4,220,615

Diversified Operations 7.2%
AOL Time Warner, Inc. (b)                                345,600      4,527,360
General Electric Company                                 200,000      4,870,000
3M Co.                                                    42,400      5,227,920
                                                                    -----------
                                                                     14,625,280

Electronics - Semiconductor Equipment 1.8%
Applied Materials, Inc. (b)                              281,900      3,673,157

Electronics - Semiconductor
   Manufacturing 4.1%
Intel Corporation                                        300,100      4,672,557
Micron Technology, Inc. (b)                              383,100      3,731,394
                                                                    -----------
                                                                      8,403,951

Finance - Investment Brokers 4.4%
The Goldman Sachs Group, Inc.                             57,000      3,881,700
Merrill Lynch & Company, Inc.                            133,800      5,077,710
                                                                    -----------
                                                                      8,959,410

Food - Miscellaneous Preparation 3.8%
Kraft Foods, Inc. Class A                                200,000      7,786,000

Insurance - Diversified 3.0%
American International Group, Inc.                       106,000      6,132,100

Internet - E*Commerce 2.9%
eBay, Inc. (b)                                            87,600      5,941,032

Media - Radio/TV 2.5%
Viacom, Inc. Class B (b)                                 123,900      5,050,164

Medical - Biomedical/Genetics 2.8%
Amgen, Inc. (b)                                          120,000      5,800,800

Medical - Drug/Diversified 3.7%
Johnson & Johnson                                        140,000      7,519,400

Medical - Ethical Drugs 7.8%
Eli Lilly & Company                                       64,700      4,108,450
Merck & Company, Inc.                                     96,000      5,434,560
Pfizer, Inc.                                             207,400      6,340,218
                                                                    -----------
                                                                     15,883,228

Medical - Products 2.2%
Zimmer Holdings, Inc. (b)                                105,400      4,376,208

--------------------------------------------------------------------------------
                        STRONG BLUE CHIP FUND (continued)

                                                       Shares or
                                                       Principal       Value
                                                         Amount      (Note 2)
--------------------------------------------------------------------------------
Oil & Gas - Field Services 2.1%
Schlumberger, Ltd.                                         100,000 $   4,209,000

Oil & Gas - Machinery/Equipment 2.6%
Smith International, Inc. (b)                              160,000     5,219,200

Oil & Gas - United States Exploration
   & Production 2.0%
Anadarko Petroleum Corporation                              87,000     4,167,300

Retail - Department Stores  3.9%
Kohl's Corporation (b)                                     142,000     7,944,900

Retail - Major Discount Chains 1.5%
Target Corporation                                         100,000     3,000,000

Retail/Wholesale - Building Products 3.0%
Lowe's Companies, Inc.                                     160,000     6,000,000

Telecommunications - Cellular 1.9%
Nextel Communications, Inc. Class A (b)                    326,100     3,766,455

Telecommunications - Equipment 2.1%
Qualcomm, Inc. (b)                                         118,800     4,323,132

Textile - Mill/Household 1.1%
Mohawk Industries, Inc. (b)                                 40,000     2,278,000
--------------------------------------------------------------------------------
Total Common Stocks (Cost $ 206,075,552)                             178,048,402
--------------------------------------------------------------------------------
Short-Term Investments (a) 6.3%
Repurchase Agreements
ABN AMRO Inc. (Dated 12/31/02), 1.25%,
   Due 1/02/03 (Repurchase proceeds
   $11,400,792); Collateralized by: United
   States Government & Agency Issues (c)              $ 11,400,000    11,400,000
State Street Corporation (Dated 12/31/02),
   1.00%, Due 1/02/03 (Repurchase proceeds
   $1,533,585); Collateralized by:
   United States Government & Agency Issues (c)          1,533,500     1,533,500
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $ 12,933,500)                      12,933,500
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments in Securities
   (Cost $219,009,052) 93.9%                                         190,981,902
Other Assets & Liabilities, Net 6.1%                                  12,310,376
--------------------------------------------------------------------------------
Net Assets 100.0%                                                  $ 203,292,278
================================================================================

                             STRONG ENTERPRISE FUND

                                                       Shares or
                                                       Principal       Value
                                                         Amount      (Note 2)
--------------------------------------------------------------------------------
Common Stocks 97.4%
Aerospace - Defense Equipment 0.7%
Alliant Techsystems, Inc. (b)                               25,105 $   1,565,297
                                                                   -------------

Banks - Northeast 1.2%
North Fork Bancorporation, Inc.                             81,120     2,736,989

Chemicals - Fertilizers 2.0%
Agrium, Inc.                                               405,400     4,585,074

Chemicals - Specialty 1.3%
Millennium Chemicals, Inc.                                 307,700     2,929,304

Commercial Services - Schools 1.3%
Apollo Group, Inc. Class A (b)                              67,700     2,978,800

Computer - Manufacturers 1.2%
Apple Computer, Inc. (b)                                   198,000     2,837,340

Computer - Services 1.9%
Veridian Corporation (b)                                   206,400     4,404,576

Computer Software - Education/
   Entertainment 3.7%
Electronic Arts, Inc. (b)                                   78,856     3,924,663
Take-Two Interactive Software, Inc. (b)                    196,130     4,607,094
                                                                   -------------
                                                                       8,531,757

Computer Software - Enterprise 2.4%
BMC Software, Inc. (b)                                      94,900     1,623,739
PeopleSoft, Inc. (b)                                       210,190     3,846,477
                                                                   -------------
                                                                       5,470,216

Computer Software - Financial 2.0%
Intuit, Inc. (b)                                            71,460     3,352,903
Sungard Data Systems, Inc. (b)                              55,060     1,297,214
                                                                   -------------
                                                                       4,650,117

Electronics - Semiconductor Equipment 2.9%
KLA-Tencor Corporation (b)                                 138,940     4,914,308
Novellus Systems, Inc. (b)                                  57,910     1,626,113
                                                                   -------------
                                                                       6,540,421

Electronics - Semiconductor
   Manufacturing 3.5%
Marvell Technology Group, Ltd. (b)                          81,090     1,529,357
Maxim Integrated Products, Inc.                            107,965     3,567,164
Microchip Technology, Inc.                                 119,125     2,912,606
                                                                   -------------
                                                                       8,009,127

Finance - Consumer/Commercial Loans 2.3%
SLM Corporation                                             50,590     5,254,277

Finance - Equity REIT 0.5%
Windrose Medical Properties Trust                          106,700     1,099,010

Finance - Investment Brokers 0.7%
Legg Mason, Inc.                                            23,795     1,155,009
Lehman Brothers Holdings, Inc.                              10,600       564,874
                                                                   -------------
                                                                       1,719,883

Finance - Investment Management 1.1%
SEI Investments Company                                     95,300     2,590,254

Finance - Publicly Traded Investment
   Funds - Equity 2.1%
Biotech Holders Trust                                       36,910     3,121,110
Semiconductor Holders Trust                                 76,800     1,701,120
                                                                   -------------
                                                                       4,822,230

Finance - Publicly Traded Investment
   Funds - Equity (Non 40 Act) 1.5%
Internet Holders Trust (b)                                  63,000     1,552,950
Software Holders Trust                                      70,200     1,894,698
                                                                   -------------
                                                                       3,447,648

Household - Audio/Video 2.2%
Harman International Industries, Inc.                       86,050     5,119,975

Insurance - Accident & Health 1.6%
AFLAC, Inc.                                                120,630     3,633,376

Insurance - Brokers 1.7%
Willis Group Holdings, Ltd. (b)                            133,465     3,826,442


SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                        December 31, 2002
-------------------------------------------------------------------------------------------

   STRONG ENTERPRISE FUND (continued)

                                                                 Shares or
                                                                 Principal        Value
                                                                   Amount       (Note 2)
-------------------------------------------------------------------------------------------
Leisure - Hotels & Motels 1.5%
Hilton Hotels Corporation                                           153,795   $   1,954,734
Starwood Hotels & Resorts Worldwide, Inc.                            59,500       1,412,530
                                                                                -----------
                                                                                  3,367,264
Leisure - Toys/Games/Hobby 0.6%
Leapfrog Enterprises, Inc. Class A (b)                               53,200       1,337,980

Machinery - Farm 1.6%
AGCO Corporation (b)                                                170,750       3,773,575

Machinery - General Industrial 0.5%
Ingersoll-Rand Company Class A                                       29,105       1,253,261

Media - Cable TV 0.7%
Cox Communications, Inc. Class A (b)                                 56,230       1,596,932

Media - Newspapers 1.6%
Lee Enterprises, Inc.                                                25,830         865,822
The E.W. Scripps Company Class A                                     37,910       2,917,174
                                                                                -----------
                                                                                  3,782,996
Media - Radio/TV 1.8%
Clear Channel Communications, Inc. (b)                               30,440       1,135,107
Westwood One, Inc. (b)                                               78,100       2,917,816
                                                                                -----------
                                                                                  4,052,923
Medical - Biomedical/Genetics 4.4%
Gilead Sciences, Inc. (b)                                           139,026       4,726,884
ICOS Corporation (b)                                                 95,390       2,233,080
Millennium Pharmaceuticals, Inc. (b)                                398,460       3,163,772
                                                                                -----------
                                                                                 10,123,736
Medical - Ethical Drugs 3.0%
Allergan, Inc.                                                       31,160       1,795,439
Forest Laboratories, Inc. (b)                                        13,150       1,291,593
Eli Lilly & Company                                                  58,000       3,683,000
                                                                                -----------
                                                                                  6,770,032
Medical - Generic Drugs 2.6%
Teva Pharmaceutical Industries, Ltd. ADR                            152,400       5,884,164

Medical - Health Maintenance
 Organizations 4.1%
Anthem, Inc. (b)                                                     58,405       3,673,675
Mid Atlantic Medical Services, Inc. (b)                              74,645       2,418,498
WellPoint Health Networks, Inc. (b)                                  45,220       3,217,855
                                                                                -----------
                                                                                  9,310,028
Medical - Hospitals 4.5%
Community Health Systems, Inc. (b)                                  268,100       5,520,179
Universal Health Services, Inc. Class B (b)                         108,510       4,893,801
                                                                                -----------
                                                                                 10,413,980
Medical - Instruments 1.9%
CTI Molecular Imaging, Inc. (b)                                      69,400       1,711,404
Steris Corporation (b)                                              111,440       2,702,420
                                                                                -----------
                                                                                  4,413,824

Medical - Products 2.8%
St. Jude Medical, Inc. (b)                                           96,640       3,838,541
Zimmer Holdings, Inc. (b)                                            64,775       2,689,458
                                                                                -----------
                                                                                  6,527,999
Medical/Dental - Supplies 1.2%
Dentsply International, Inc.                                         71,970       2,680,091

Oil & Gas - Drilling 1.7%
GlobalSantaFe Corporation                                           111,570       2,713,382
Nabors Industries, Ltd. (b)                                          36,490       1,287,002
                                                                                -----------
                                                                                  4,000,384
Oil & Gas - Field Services 1.6%
BJ Services Company (b)                                             113,165       3,656,361

Oil & Gas - Machinery/Equipment 2.4%
Grant Prideco, Inc. (b)                                             227,135       2,643,851
Weatherford International, Ltd. (b)                                  72,705       2,903,111
                                                                                -----------
                                                                                  5,546,962
Oil & Gas - United States Exploration
   & Production 5.4%
Ocean Energy, Inc.                                                  171,845       3,431,745
Pioneer Natural Resources Company (b)                               234,940       5,932,235
XTO Energy, Inc.                                                    118,930       2,937,571
                                                                                -----------
                                                                                 12,301,551
Paper & Paper Products 2.7%
Domtar, Inc.                                                        204,590       2,058,175
Smurfit-Stone Container Corporation (b)                             268,680       4,135,254
                                                                                -----------
                                                                                  6,193,429
Retail - Apparel/Shoe 4.2%
Abercrombie & Fitch Company Class A (b)                              56,440       1,154,762
The Gap, Inc.                                                       257,410       3,995,003
Nordstrom, Inc.                                                      91,500       1,735,755
Ross Stores, Inc.                                                    63,910       2,709,145
                                                                                -----------
                                                                                  9,594,665
Retail - Consumer Electronics 0.9%
Electronics Boutique Holdings Corporation (b)                       124,510       1,968,503

Retail - Home Furnishings 0.4%
Bed Bath & Beyond, Inc. (b)                                          27,740         957,862

Retail - Major Discount Chains 0.4%
Costco Wholesale Corporation (b)                                     29,300         822,158

Retail - Restaurants 0.8%
P.F.Chang's China Bistro, Inc. (b)                                   49,915       1,811,915

Retail/Wholesale - Auto Parts 0.8%
AutoZone, Inc. (b)                                                   25,870       1,827,716

Retail/Wholesale - Computer/Cellular 0.7%
Tech Data Corporation (b)                                            59,610       1,607,086

Transportation - Airline 1.5%
Delta Air Lines, Inc.                                               287,670       3,480,807

Transportation - Truck 1.3%
Heartland Express, Inc. (b)                                         132,190       3,028,605

Trucks & Parts - Heavy Duty 2.0%
Cummins, Inc.                                                       137,930       3,879,971
Navistar International Corporation (b)                               25,175         612,004
                                                                                -----------
                                                                                  4,491,975
-------------------------------------------------------------------------------------------
Total Common Stocks (Cost $220,668,322)                                         223,330,877
-------------------------------------------------------------------------------------------
Short-Term Investments (a) 3.2%
Repurchase Agreements
ABN AMRO Inc. (Dated 12/31/02), 1.25%,
   Due 1/02/03, (Repurchase proceeds
   $5,300,368);  Collateralized by: United
   States Government & Agency Issues (c)                        $ 5,300,000       5,300,000
State Street Bank (Dated 12/31/02), 1.00%,
   Due 1/02/03, (Repurchase proceeds
   $2,052,014); Collateralized By: United
   States Government & Agency Issues (c)                          2,051,900       2,051,900
-------------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $ 7,351,900)                                   7,351,900
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Total Investments In Securities (Cost $228,020,222) 100.6%                      230,682,777
Other Assets and Liabilities, Net (0.6%)                                         (1,327,180)
-------------------------------------------------------------------------------------------
Net Assets 100.0%                                                             $ 229,355,597
===========================================================================================

---------------------------------------------------------------------------------------------

                                                  STRONG GROWTH 20 FUND

                                                                  Shares or
                                                                  Principal          Value
                                                                    Amount          (Note 2)
---------------------------------------------------------------------------------------------
Common Stocks 89.1%
Aerospace - Defense 2.9%
Lockheed Martin Corporation                                          95,000    $    5,486,250

Commercial Services - Schools 2.9%
Apollo Group, Inc. Class A (b)                                      125,000         5,500,000

Computer - Manufacturers 6.0%
Dell Computer Corporation (b)                                       425,000        11,364,500

Computer Software - Desktop 6.1%
Microsoft Corporation (b)                                           225,000        11,632,500

Computer Software - Security 5.3%
Symantec Corporation (b)                                            250,000        10,112,500

Electronics - Scientific Instruments 1.4%
Teradyne, Inc. (b)                                                  200,000         2,602,000

Electronics - Semiconductor Equipment 1.4%
Novellus Systems, Inc. (b)                                           95,000         2,667,600

Electronics - Semiconductor
   Manufacturing 5.5%
Microchip Technology, Inc.                                          425,000        10,391,250

Internet - Software 2.1%
BEA Systems, Inc. (b)                                               344,500         3,951,415

Leisure - Gaming 4.4%
International Game Technology (b)                                   110,000         8,351,200

Leisure - Products 2.4%
Harley-Davidson, Inc.                                               100,000         4,620,000

Medical - Biomedical/Genetics 10.6%
Amgen, Inc. (b)                                                     225,000        10,876,500
Genzyme Corporation (b)                                             200,000         5,914,000
Medimmune, Inc. (b)                                                 125,000         3,396,250
                                                                               --------------
                                                                                   20,186,750

Medical - Ethical Drugs 10.6%
Forest Laboratories, Inc. (b)                                       120,000        11,786,400
Pharmacia Corporation                                               200,000         8,360,000
                                                                               --------------
                                                                                   20,146,400

Medical - Products 2.2%
Boston Scientific Corporation (b)                                   100,000         4,252,000

Oil & Gas - Drilling 3.5%
ENSCO International, Inc.                                           225,000         6,626,250

Oil & Gas - Machinery/Equipment 3.0%
Smith International, Inc. (b)                                       175,000         5,708,500

Oil & Gas - United States Exploration
   & Production 2.9%
XTO Energy, Inc.                                                    225,000         5,557,500

Retail - Apparel/Shoe 3.2%
Chicos FAS, Inc. (b)                                                325,000         6,145,750

Retail - Department Stores 4.7%
Kohl's Corporation (b)                                              160,000         8,952,000

Retail - Home Furnishings 2.3%
Bed Bath & Beyond, Inc. (b)                                         125,000    $    4,316,250

Retail - Restaurants 2.7%
Panera Bread Company Class A (b)                                    150,000         5,221,500

Telecommunications - Cellular 3.0%
Nextel Communications, Inc. Class A (b)                             500,000         5,775,000
---------------------------------------------------------------------------------------------
Total Common Stocks (Cost $161,891,311)                                           169,567,115
---------------------------------------------------------------------------------------------
Short-Term Investments (a) 8.3%
Repurchase Agreements 8.1%
ABN AMRO Inc. (Dated 12/31/02), 1.25%,
   Due 1/02/03 (Repurchase proceeds
   $13,800,958); Collateralized by: United
   States Government & Agency Issues (c)                       $ 13,800,000        13,800,000
State Street Bank (Dated 12/31/02), 1.00%,
   Due 1/02/03 (Repurchase proceeds
   $1,605,489); Collateralized by: United
   States Government & Agency Issues (c)                          1,605,400         1,605,400
                                                                               --------------
                                                                                   15,405,400

United States Government Issues 0.2%
United States Treasury Bills, Due 2/06/03                           300,000           299,676
---------------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $15,705,056)                                    15,705,076
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
Total Investments in Securities (Cost $177,596,367) 97.4%                         185,272,191
Other Assets and Liabilities, Net 2.6%                                              4,938,031
---------------------------------------------------------------------------------------------
Net Assets 100.0%                                                              $  190,210,222
=============================================================================================

WRITTEN OPTIONS ACTIVITY
---------------------------------------------------------------------------------------------
                                                                  Contracts        Premiums
---------------------------------------------------------------------------------------------
Options outstanding at beginning of year                                 --    $           --
Options written during the year                                       2,390           948,192
Options closed                                                       (2,390)         (948,192)
Options expired                                                          --                --
Options exercised                                                        --                --
                                                                  ---------    --------------
Options outstanding at end of year                                       --    $           --
                                                                  =========    ==============


                               STRONG GROWTH FUND

                                                                  Shares or
                                                                  Principal         Value
                                                                    Amount         (Note 2)
---------------------------------------------------------------------------------------------
Common Stocks 96.4%
Aerospace - Defense 0.7%
Lockheed Martin Corporation                                         175,000    $   10,106,250


Banks - Money Center 0.5%
The Bank of New York Company, Inc.                                  280,000         6,708,800

Banks - Super Regional 0.3%
Wells Fargo Company                                                 100,000         4,687,000

Chemicals - Basic 0.4%
Rohm and Haas Company                                               195,000         6,333,600

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)             December 31, 2002
--------------------------------------------------------------------------------
     STRONG GROWTH FUND (continued)

                                                               Shares or
                                                               Principal       Value
                                                                Amount       (Note 2)
----------------------------------------------------------------------------------------
Chemicals - Specialty 0.5%
Sigma-Aldrich Corporation                                       150,000       $ 7,305,000

Commercial Services - Miscellaneous 1.0%
FTI Consulting, Inc. (b)                                        160,000         6,424,000
Paychex, Inc.                                                   300,000         8,370,000
                                                                              -----------
                                                                               14,794,000

Commercial Services - Schools 2.4%
Apollo Group, Inc. Class A (b)                                  680,000        29,920,000
Corinthian Colleges, Inc. (b)                                   125,000         4,732,500
                                                                              -----------
                                                                               34,652,500

Commercial Services - Staffing 0.3%
Manpower, Inc.                                                  125,000         3,987,500

Computer - Graphics 0.7%
Autodesk, Inc.                                                  325,000         4,647,500
Synopsys, Inc. (b)                                              135,000         6,230,250
                                                                              -----------
                                                                               10,877,750

Computer - Local Networks 3.2%
Cisco Systems, Inc. (b)                                       2,200,000        28,820,000
QLogic Corporation (b) (g)                                      515,000        17,772,650
                                                                              -----------
                                                                               46,592,650

Computer - Manufacturers 2.4%
Dell Computer Corporation (b)                                 1,350,000        36,099,000

Computer - Memory Devices 0.5%
EMC Corporation (b)                                           1,100,000         6,754,000

Computer - Services 1.1%
Affiliated Computer Services, Inc. Class A (b)                  200,000        10,530,000
Cognizant Technology Solutions
   Corporation (b)                                               85,000         6,139,550
                                                                              -----------
                                                                               16,669,550

Computer Software - Desktop 3.9%
Adobe Systems, Inc.                                             300,000         7,473,000
Microsoft Corporation (b)                                       980,000        50,666,000
                                                                              -----------
                                                                               58,139,000

Computer Software - Education/
   Entertainment 0.9%
Electronic Arts, Inc. (b)                                       255,000        12,691,350

Computer Software - Enterprise 1.5%
Documentum, Inc. (b)                                            200,000         3,132,000
Mercury Interactive Corporation (b)                             525,000        15,566,250
Oracle Systems Corporation (b)                                  300,000         3,240,000
                                                                              -----------
                                                                               21,938,250

Computer Software - Financial 0.6%
Intuit, Inc. (b)                                                200,000         9,384,000

Computer Software - Security 1.6%
Symantec Corporation (b)                                        575,000        23,258,750

Cosmetics - Personal Care 0.6%
Colgate Palmolive Company                                        45,000         2,359,350
The Gillette Company                                            115,000         3,491,400
Weight Watchers International, Inc. (b)                          70,000         3,217,900
                                                                              -----------
                                                                                9,068,650

Diversified Operations 0.4%
3M Co.                                                           50,000         6,165,000

Electrical - Control Instruments 0.4%
Danaher Corporation                                             100,000         6,570,000

Electronics - Parts Distributors 0.4%
W.W. Grainger, Inc.                                             115,000         5,928,250

Electronics - Semiconductor
   Equipment 1.9%
KLA-Tencor Corporation (b)                                      340,000        12,025,800
Novellus Systems, Inc. (b)                                      560,000        15,724,800
                                                                              -----------
                                                                               27,750,600

Electronics - Semiconductor
   Manufacturing 5.6%
Analog Devices, Inc. (b)                                        300,000         7,161,000
Integrated Circuit Systems, Inc. (b)                            265,000         4,836,250
Intel Corporation                                               910,000        14,168,700
Linear Technology Corporation                                   200,000         5,144,000
Maxim Integrated Products, Inc.                                 325,000        10,738,000
Microchip Technology, Inc.                                    1,075,000        26,283,750
STMicroelectronics NV - New York
   Registry Shares                                              200,000         3,902,000
Xilinx, Inc. (b)                                                485,000         9,991,000
                                                                              -----------
                                                                               82,224,700

Electronics Products - Miscellaneous 0.7%
Celestica, Inc. (b)                                             695,000         9,799,500

Finance - Consumer/Commercial
   Loans 0.9%
SLM Corporation                                                 125,000        12,982,500

Finance - Investment Brokers 1.8%
The Bear Stearns Companies, Inc.                                125,000         7,425,000
Lehman Brothers Holdings, Inc.                                  100,000         5,329,000
Morgan Stanley                                                  100,000         3,992,000
The Charles Schwab Corporation                                  925,000        10,036,250
                                                                              -----------
                                                                               26,782,250

Finance - Investment Management 0.4%
Federated Investors, Inc. Class B                               250,000         6,342,500

Finance - Mortgage & Related
   Services 0.4%
Doral Financial Corporation                                     100,000         2,860,000
Freddie Mac                                                      65,000         3,838,250
                                                                              -----------
                                                                                6,698,250

Finance - Publicly Traded Investment
   Funds - Equity 0.4%
Pharmaceutical Holders Trust                                     75,000         5,564,250

Finance - Savings & Loan 1.2%
TCF Financial Corporation                                       325,000        14,199,250
Washington Mutual, Inc.                                         100,000         3,453,000
                                                                              -----------
                                                                               17,652,250

Financial Services - Miscellaneous 0.6%
American Express Company                                         90,000         3,181,500
First Data Corporation                                          170,000         6,019,700
                                                                              -----------
                                                                                9,201,200

Household - Housewares 0.2%
Newell Rubbermaid, Inc.                                         100,000         3,033,000

Insurance - Diversified 0.6%
American International Group, Inc.                              150,000         8,677,500

Insurance - Property/Casualty/Title 0.2%
RenaissanceRe Holdings, Ltd.                                     70,000         2,772,000

--------------------------------------------------------------------------------

                         STRONG GROWTH FUND (continued)

                                                    Shares or
                                                    Principal           Value
                                                     Amount            (Note 2)
--------------------------------------------------------------------------------
Internet - E*Commerce 1.4%
eBay, Inc. (b)                                         110,000      $  7,460,200
USA Interactive (b)                                    400,000         9,144,000
University of Phoenix Online (b)                       125,000         4,480,000
                                                                    ------------
                                                                      21,084,200

Internet - Network Security/Solutions 0.2%
Netscreen Technologies, Inc. (b)                       150,000         2,526,000

Internet - Software 0.8%
BEA Systems, Inc. (b)                                  985,000        11,297,950

Leisure - Gaming 1.3%
Harrah's Entertainment, Inc. (b)                       140,000         5,544,000
International Game Technology (b)                      185,000        14,045,200
                                                                    ------------
                                                                      19,589,200

Leisure - Products 0.7%
Harley-Davidson, Inc.                                  230,000        10,626,000

Machinery - General Industrial 0.3%
Dover Corporation                                      150,000         4,374,000

Media - Radio/TV 3.5%
Clear Channel Communications, Inc. (b)                 100,000         3,729,000
Univision Communications, Inc. Class A (b)             630,000        15,435,000
Viacom, Inc. Class B (b)                               320,000        13,043,200
Westwood One, Inc. (b)                                 510,000        19,053,600
                                                                    ------------
                                                                      51,260,800

Medical - Biomedical/Genetics 5.2%
Affymetrix, Inc. (b)                                   405,000         9,270,450
Amgen, Inc. (b)                                        775,000        37,463,500
Amylin Pharmaceuticals, Inc. (b)                       150,000         2,421,000
Genzyme Corporation (b)                                550,000        16,263,500
Gilead Sciences, Inc. (b)                              225,000         7,650,000
Medimmune, Inc. (b)                                    125,000         3,396,250
                                                                    ------------
                                                                      76,464,700

Medical - Drug/Diversified 1.9%
Abbott Laboratories                                    230,000         9,200,000
Johnson & Johnson                                      364,000        19,550,440
                                                                    ------------
                                                                      28,750,440

Medical - Ethical Drugs 8.1%
Forest Laboratories, Inc. (b)                          450,000        44,199,000
Eli Lilly & Company                                    200,000        12,700,000
Pfizer, Inc.                                         1,075,000        32,862,750
Pharmacia Corporation                                  550,000        22,990,000
Wyeth                                                  165,000         6,171,000
                                                                    ------------
                                                                     118,922,750

Medical - Generic Drugs 1.1%
Mylan Laboratories, Inc.                               150,000         5,235,000
Taro Pharmaceutical Industries, Ltd. (b)               150,000         5,640,000
Teva Pharmaceutical Industries, Ltd. ADR               150,000         5,791,500
                                                                    ------------
                                                                      16,666,500

Medical - Health Maintenance
   Organizations 1.0%
Anthem, Inc. (b)                                        75,000         4,717,500
First Health Group Corporation (b)                     205,000         4,991,750
WellPoint Health Networks, Inc. (b)                     65,000         4,625,400
                                                                    ------------
                                                                      14,334,650

Medical - Instruments 2.8%
CTI Molecular Imaging, Inc. (b)                        650,000        16,029,000
Fisher Scientific International, Inc. (b)              355,000        10,678,400
Respironics, Inc. (b)                                  105,000         3,195,255
Steris Corporation (b)                                 210,000         5,092,500
Varian Medical Systems, Inc. (b)                       125,000         6,200,000
                                                                    ------------
                                                                      41,195,155

Medical - Products 5.6%
Advanced Neuromodulation Systems, Inc. (b)             400,000        14,040,000
Alcon, Inc. (b)                                        420,000        16,569,000
C.R. Bard, Inc.                                        130,000         7,540,000
Biomet, Inc.                                           105,000         3,009,300
Boston Scientific Corporation (b)                      625,000        26,575,000
Charles River Laboratories
   International, Inc. (b)                             185,000         7,118,800
Medtronic, Inc.                                        100,000         4,560,000
Stryker Corporation                                     50,000         3,356,000
                                                                    ------------
                                                                      82,768,100

Medical - Wholesale Drugs/Sundries 0.1%
AmerisourceBergen Corporation                           35,000         1,900,850

Medical/Dental - Services 0.7%
Covance, Inc. (b)                                      375,000         9,221,250
VCA Antech, Inc. (b)                                   120,000         1,800,000
                                                                    ------------
                                                                      11,021,250

Oil & Gas - Drilling 2.0%
ENSCO International, Inc.                              550,000        16,197,500
GlobalSantaFe Corporation                              335,000         8,147,200
Rowan Companies, Inc.                                  200,000         4,540,000
                                                                    ------------
                                                                      28,884,700

Oil & Gas - Field Services 0.5%
BJ Services Company (b)                                100,000         3,231,000
Cal Dive International, Inc. (b)                       170,000         3,995,000
                                                                    ------------
                                                                       7,226,000

Oil & Gas - Machinery/Equipment 1.3%
Smith International, Inc. (b)                          575,000        18,756,500

Oil & Gas - United States Exploration
   & Production 1.0%
XTO Energy, Inc.                                       625,000        15,437,500

Retail - Apparel/Shoe 2.2%
Chicos FAS, Inc. (b)                                   700,000        13,237,000
Coach, Inc. (b)                                        250,000         8,230,000
Ross Stores, Inc.                                      275,000        11,657,250
                                                                    ------------
                                                                      33,124,250

Retail - Department Stores 2.9%
Kohl's Corporation (b)                                 710,000        39,724,500
J.C. Penney Company, Inc.
   (Holding Company)                                   150,000         3,451,500
                                                                    ------------
                                                                      43,176,000

Retail - Home Furnishings 1.7%
Bed Bath & Beyond, Inc. (b)                            655,000        22,617,150
Williams-Sonoma, Inc. (b)                              100,000         2,715,000
                                                                    ------------
                                                                      25,332,150

Retail - Major Discount Chains 0.1%
Family Dollar Stores, Inc.                              60,000         1,872,600

Retail - Miscellaneous/Diversified 1.2%
CarMax, Inc. (b)                                       500,000         8,940,000
PETsMART, Inc. (b)                                     520,000         8,907,600
                                                                    ------------
                                                                      17,847,600

Retail - Restaurants 2.2%
The Cheesecake Factory, Inc. (b)                       110,000         3,976,500
Krispy Kreme Doughnuts, Inc. (b)                       190,000         6,416,300
Outback Steakhouse, Inc.                               275,000         9,471,000
Panera Bread Company Class A (b)                       350,000        12,183,500
                                                                    ------------
                                                                      32,047,300

Retail - Super/Mini Markets 0.9%
Whole Foods Marketing, Inc. (b)                        254,000        13,393,420

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)             December 31, 2002
--------------------------------------------------------------------------------

                         STRONG GROWTH FUND (continued)

                                                       Shares or
                                                       Principal      Value
                                                       Amount         (Note 2)
--------------------------------------------------------------------------------
Retail/Wholesale - Auto Parts 0.9%
Advanced Auto Parts, Inc. (b)                          175,000      $ 8,557,500
AutoZone, Inc. (b)                                      60,000        4,239,000
                                                                 --------------
                                                                     12,796,500

Retail/Wholesale - Building Products 1.4%
Fastenal Company                                       200,000        7,478,000
Lowe's Companies, Inc.                                 340,000       12,750,000
                                                                 --------------
                                                                     20,228,000

Retail/Wholesale - Computer/Cellular 0.6%
CDW Computer Centers, Inc. (b)                         195,000        8,550,750

Retail/Wholesale - Food 1.1%
Performance Food Group Company (b)                     480,000       16,300,320

Steel - Producers 0.6%
Nucor Corporation                                      200,000        8,260,000

Telecommunications - Cellular 1.2%

Nextel Communications, Inc. Class A (b)                800,000        9,240,000
Vodafone Group PLC Sponsored ADR                       450,000        8,154,000
                                                                 --------------
                                                                     17,394,000

Telecommunications - Equipment 0.3%
Qualcomm, Inc. (b)                                     130,000        4,730,700

Transportation - Airline 0.4%
JetBlue Airways Corporation (b)                        205,000        5,535,000
-------------------------------------------------------------------------------
Total Common Stocks (Cost $1,293,792,665)                         1,421,867,185
-------------------------------------------------------------------------------
Short-Term Instruments (a) 2.4%
Money Market Funds 0.9%
Strong Heritage Money Fund -
   Institutional Class (d)                          12,700,000       12,700,000

Repurchase Agreements 1.5%
ABN AMRO Inc. (Dated 12/31/02), 1.25%,
   Due 1/02/03 (Repurchase proceeds
$18,801,306); Collateralized by: United
   States Government & Agency Issues (c)           $18,800,000       18,800,000
State Street Bank (Dated 12/31/02), 1.00%,
   Due 1/02/03 (Repurchase proceeds
$3,511,995); Collateralized by: United
   States Government & Agency Issues (c)             3,511,800        3,511,800
                                                                 --------------
                                                                     22,311,800

United States Government Issues 0.0%
Unites States Treasury Bills, Due 2/06/03              375,000          374,595
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $35,386,366)                      35,386,395
-------------------------------------------------------------------------------
Total Investments in Securities (Cost $1,329,179,031) 98.8%       1,457,253,580
Other Assets and Liabilities, Net 1.2%                               17,060,345
-------------------------------------------------------------------------------
Net Assets 100.0%                                                $1,474,313,925
===============================================================================

WRITTEN OPTIONS ACTIVITY
--------------------------------------------------------------------------------
                                                  Contracts        Premiums
--------------------------------------------------------------------------------
Options outstanding at beginning of year                --      $         --
Options written during the year                      5,050         1,729,684
Options closed                                      (4,250)       (1,215,099)
Options expired                                         --                --
Options exercised                                     (300)         (146,096)
                                                ----------      ------------
Options outstanding at end of year                     500      $    368,489
                                                ==========      ============

--------------------------------------------------------------------------------
WRITTEN CALL OPTIONS DETAIL
--------------------------------------------------------------------------------
                                                  Contracts
                                                 (100 shares          Value
                                                 per contract)       (Note 2)
--------------------------------------------------------------------------------
QLogic Corporation
(Strike Price is $35.00. Expiration date is
   1/17/03. Premium received is $368,489.)          500            ($ 97,500)

LEGEND
--------------------------------------------------------------------------------
(a) Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.
(b) Non-income producing security.
(c) See Note 2(J) of Notes to Financial Statements.
(d) Affiliated issuer. (See Note 5 of Notes to Financial Statements.)
(e) Restricted and illiquid security.
(f) All or a portion of security is pledged to cover margin requirements on open futures contracts.
(g) All or a portion of security is held in conjunction with open written options contracts.

Percentages are stated as a percent of net assets.

                       See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
December 31, 2002

                                                                                   (In Thousands, Except Per Share Amounts)

                                                                             Strong         Strong       Strong        Strong Large
                                                                            Discovery      Endeavor     Large Cap        Company
                                                                              Fund           Fund      Growth Fund     Growth Fund
                                                                            ---------      ---------   ------------    ------------
Assets:
   Investments in Securities, at Value
     (Including Repurchase Agreements of $17,920, $44,
     $18,164 and $409, respectively)
     Unaffiliated Issuers (Cost of $137,272, $3,702, $558,473
     and $21,606, respectively)                                             $  135,693      $ 3,673     $  575,875      $   21,396
     Affiliated Issuers (Cost of $1,000, $0, $6,200 and $0, respectively)        1,000           --          6,200              --
   Receivable for Securities Sold                                                  778           37          9,028             581
   Receivable for Fund Shares Sold                                                  61           --             10               1
   Dividends and Interest Receivable                                               122            4            461              49
   Collateral for Securities on Loan                                            13,326           --             --              --
   Other Assets                                                                     36            2             95              32
                                                                            ----------      -------     ----------      ----------
   Total Assets                                                                151,016        3,716        591,669          22,059

Liabilities:
   Payable for Securities Purchased                                              4,214           29          2,070             601
   Payable for Fund Shares Redeemed                                                 38            4            335              34
   Variation Margin Payable                                                         --           --             71              --
   Payable Upon Return of Securities on Loan                                    13,326           --             --              --
   Accrued Operating Expenses and Other Liabilities                                 77            8            299              49
                                                                            ----------      -------     ----------      ----------
   Total Liabilities                                                            17,655           41          2,775             684
                                                                            ----------      -------     ----------      ----------
Net Assets                                                                  $  133,361      $ 3,675     $  588,894      $   21,375
                                                                            ==========      =======     ==========      ==========
Net Assets Consist of:
   Capital Stock (Par Value and Paid-in Capital)                            $  152,364      $ 6,087     $1,160,196      $   32,349
   Undistributed Net Investment Income (Loss)                                        7           --             --              14
   Undistributed Net Realized Gain (Loss)                                      (17,431)      (2,383)      (588,213)        (10,778)
   Net Unrealized Appreciation (Depreciation)                                   (1,579)         (29)        16,911            (210)
                                                                            ----------      -------     ----------      ----------
   Net Assets                                                               $  133,361      $ 3,675     $  588,894      $   21,375
                                                                            ==========      =======     ==========      ==========
   Capital Shares Outstanding (Unlimited Number Authorized)                      9,246          523         35,670           2,006

Net Asset Value Per Share                                                   $    14.42      $  7.03     $    16.51      $    10.66
                                                                            ==========      =======     ==========      ==========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
December 31, 2002

                                                              (In Thousands, Except Per Share Amounts)

                                                                       Strong U.S.        Strong
                                                                        Emerging         Blue Chip
                                                                       Growth Fund         Fund
                                                                       -----------      ----------
Assets:
   Investments in Securities, at Value
     Unaffiliated Issuers (Cost of $51,303 and $219,009,
     respectively)                                                     $  59,479        $  190,982
   Receivable for Securities Sold                                             --            12,494
   Receivable for Fund Shares Sold                                             1                 7
   Dividends and Interest Receivable                                          --               122
   Other Assets                                                               14                38
                                                                       ---------        ----------
   Total Assets                                                           59,494           203,643

Liabilities:
   Payable for Securities Purchased                                          151                --
   Payable for Fund Shares Redeemed                                          867               146
   Accrued Operating Expenses and Other Liabilities                           62               205
                                                                       ---------        ----------
   Total Liabilities                                                       1,080               351
                                                                       ---------        ----------
Net Assets                                                             $  58,414        $  203,292
                                                                       =========        ==========
Net Assets Consist of:
   Capital Stock (Par Value and Paid-in Capital)                       $ 119,503        $  403,109
   Undistributed Net Investment Income (Loss)                                 --                --
   Undistributed Net Realized Gain (Loss)                                (69,264)         (171,790)
   Net Unrealized Appreciation (Depreciation)                              8,175           (28,027)
                                                                       ---------        ----------
   Net Assets                                                          $  58,414        $  203,292
                                                                       =========        ==========
   Capital Shares Outstanding (Unlimited Number Authorized)                5,828            23,596

Net Asset Value Per Share                                              $   10.02        $     8.62
                                                                       =========        ==========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
December 31, 2002

                                                                  (In Thousands, Except As Noted)

                                                                                Strong
                                                                             Enterprise
                                                                                Fund
                                                                          --------------
Assets:
   Investments in Securities, at Value
     Unaffiliated Issuers (Cost of $ 228,020)                            $     230,683
   Receivable for Securities Sold                                                1,627
   Receivable for Fund Shares Sold                                                  31
   Dividends and Interest Receivable                                               121
   Collateral for Securities on Loan                                            14,769
   Other Assets                                                                     56
                                                                         -------------
   Total Assets                                                                247,287

Liabilities:
   Payable for Securities Purchased                                              2,596
   Payable for Fund Shares Redeemed                                                241
   Payable Upon Return of Securities on Loan                                    14,769
   Accrued Operating Expenses and Other Liabilities                                325
                                                                         -------------
   Total Liabilities                                                            17,931
                                                                         -------------
Net Assets                                                               $     229,356
                                                                         =============
Net Assets Consist of:
   Capital Stock (Par Value and Paid-in Capital)                         $     600,197
   Undistributed Net Investment Income (Loss)                                       --
   Undistributed Net Realized Gain (Loss)                                     (373,504)
   Net Unrealized Appreciation (Depreciation)                                    2,663
                                                                         -------------
   Net Assets Value Per Share                                            $     229,356
                                                                         =============
Investor Class ($ and shares in full)
   Net Assets                                                            $ 224,181,922
   Capital Shares Outstanding (Unlimited Number Authorized)                 14,097,458

   Net Asset Value Per Share                                             $       15.90
                                                                         =============
Advisor Class ($ and shares in full)
   Net Assets                                                            $   1,243,776
   Capital Shares Outstanding (Unlimited Number Authorized)                     78,421

   Net Asset Value Per share                                             $       15.86
                                                                         =============

Class K ($ and shares in full)
   Net Assets                                                            $   3,929,899
   Capital Shares Outstanding (Unlimited Number Authorized)                    246,513

   Net Asset Value Per Share                                             $       15.94
                                                                         =============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
December 31, 2002

                                                                      (In Thousands, Except As Noted)

                                                                               Strong
                                                                             Growth 20
                                                                                Fund
                                                                           --------------
Assets:
   Investments in Securities, at Value (Cost of $ 177,596)                  $     185,272
   Receivable for Securities Sold                                                  11,113
   Receivable for Fund Shares Sold                                                      9
   Dividends and Interest Receivable                                                   34
   Other Assets                                                                        29
                                                                            -------------
   Total Assets                                                                   196,457

Liabilities:
   Payable for Securities Purchased                                                 5,572
   Payable for Fund Shares Redeemed                                                   451
   Accrued Operating Expenses and Other Liabilities                                   224
                                                                            -------------
   Total Liabilities                                                                6,247
                                                                            -------------
Net Assets                                                                  $     190,210
                                                                            =============
Net Assets Consist of:
   Capital Stock (Par Value and Paid-in Capital)                            $     596,722
   Undistributed Net Investment Income (Loss)                                          --
   Undistributed Net Realized Gain (Loss)                                        (414,188)
   Net Unrealized Appreciation (Depreciation)                                       7,676
                                                                            -------------
   Net Assets                                                               $     190,210
                                                                            =============
Investor Class ($ and shares in full)
   Net Assets                                                               $ 183,595,650
   Capital Shares Outstanding (Unlimited Number Authorized)                    18,018,088
   Net Asset Value Per Share                                                $       10.19
                                                                            =============
Advisor Class ($ and shares in full)
   Net Assets                                                               $   6,614,572
   Capital Shares Outstanding (Unlimited Number Authorized)                       649,095

   Net Asset Value Per Share                                                $       10.19
                                                                            =============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
December 31, 2002


                                                           (In Thousands, Except As Noted)

                                                                        Strong
                                                                     Growth Fund
                                                                     -----------
Assets:
   Investments in Securities, at Value
     Unaffiliated Issuers (Cost of $ 1,316,479)                        $ 1,444,554
     Affiliated Issuers (Cost of $ 12,700)                                  12,700
   Receivable for Securities Sold                                           26,345
   Receivable for Fund Shares Sold                                              98
   Dividends and Interest Receivable                                           183
   Other Assets                                                                169
                                                                       -----------
   Total Assets                                                          1,484,049

Liabilities:
   Payable for Securities Purchased                                          7,974
   Written Options, at Value (Premiums Received of $ 368)                       98
   Payable for Fund Shares Redeemed                                            907
   Accrued Operating Expenses and Other Liabilities                            756
                                                                       -----------
   Total Liabilities                                                         9,735
                                                                       -----------
Net Assets                                                             $ 1,474,314
                                                                       ===========
Net Assets Consist of:
   Capital Stock (Par Value and Paid-in Capital)                       $ 2,453,042
   Undistributed Net Investment Income (Loss)                                   --
   Undistributed Net Realized Gain (Loss)                              (1,107,074)
   Net Unrealized Appreciation (Depreciation)                              128,346
                                                                       -----------
   Net Assets                                                          $ 1,474,314
                                                                       ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
December 31, 2002

                                                                          Strong
                                                                        Growth Fund
                                                                      ---------------
Investor Class ($ and shares in full)
   Net Assets                                                         $ 1,256,291,521
   Capital Shares Outstanding (Unlimited Number Authorized)                95,070,943

   Net Asset Value Per Share                                          $         13.21
                                                                      ===============
Institutional Class ($ and shares in full)
   Net Assets                                                         $   195,053,563
   Capital Shares Outstanding (Unlimited Number Authorized)                14,468,218

   Net Asset Value Per Share                                          $         13.48
                                                                      ===============
Advisor Class ($ and shares in full)
   Net Assets                                                         $     9,764,229
   Capital Shares Outstanding (Unlimited Number Authorized)                   743,092

   Net Asset Value Per Share                                          $         13.14
                                                                      ===============
Class C ($ and shares in full)
   Net Assets                                                         $        98,318
   Capital Shares Outstanding (Unlimited Number Authorized)                     7,441

   Net Asset Value Per Share                                          $         13.21
                                                                      ===============
Class K ($ and shares in full)
   Net Assets                                                         $    13,106,294
   Capital Shares Outstanding (Unlimited Number Authorized)                   986,431

   Net Asset Value Per Share                                          $         13.29
                                                                      ===============

                       See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                                                (In Thousands)

                                                                            Strong                                      Strong U.S.
                                              Strong          Strong       Large Cap                                      Emerging
                                             Discovery       Endeavor       Growth          Strong Large Company           Growth
                                               Fund            Fund          Fund               Growth Fund                 Fund
                                           -------------  -------------  -------------  -----------------------------  -------------
                                            Year Ended     Year Ended     Year Ended    Period Ended     Year Ended     Year Ended
                                           Dec. 31, 2002  Dec. 31, 2002  Dec. 31, 2002  Dec. 31, 2002  Sept. 30, 2002  Dec. 31, 2002
                                           -------------  -------------  -------------  -------------  --------------  -------------
                                                                                           (Note 1)
Income:
   Dividends - Unaffiliated Issuers
     (net of foreign withholding taxes
     of $4, $0, $18, $0, $0 and $0,
     respectively)                            $   1,288      $      32     $   5,814      $      58      $     702       $      13
   Dividends - Affiliated Issuers                    18             --           149             --             --              --
   Interest                                         274              3           550             30            464              26
                                              ---------      ---------     ---------      ---------      ---------       ---------
   Total Income                                   1,580             35         6,513             88          1,166              39

Expenses:
   Investment Advisory Fees                       1,091             35         4,159             43            232             567
   Administrative Fees                              364             14         2,265             17             96             226
   Custodian Fees                                    48              8            64              3             20              17
   Shareholder Servicing Costs                      546             27         2,345              3             23             526
   12b-1 Fees                                        --             12            --             14             77              --
   Professional Fees                                 --              8            19             37             21              12
   Federal and State Registration Fees               28             18            32              3             11              21
   Other                                            105              3           493            (10)            36              77
                                              ---------      ---------     ---------      ---------      ---------       ---------
   Total Expenses before Expense Offsets          2,182            125         9,377            110            516           1,446
   Expense Offsets (Note 4)                         (54)           (33)         (106)           (36)           (53)            (23)
                                              ---------      ---------     ---------      ---------      ---------       ---------
   Expenses, Net                                  2,128             92         9,271             74            463           1,423
                                              ---------      ---------     ---------      ---------      ---------       ---------
Net Investment Income (Loss)                       (548)           (57)       (2,758)            14            703          (1,384)

Realized and Unrealized Gain (Loss):
   Net Realized Gain (Loss) on:
     Investments                                (17,115)        (1,459)     (167,773)        (1,310)        (4,671)        (22,207)
     Written Options                                 --             --           (45)            --             --              --
     Futures Contracts                               --             --          (311)            --             --              --
     Short Positions                                 --             --            25             --             --              --
                                              ---------      ---------     ---------      ---------      ---------       ---------
     Net Realized Gain (Loss)                   (17,115)        (1,459)     (168,104)        (1,310)        (4,671)        (22,207)
   Net Change in Unrealized
     Appreciation/ Depreciation on:
      Investments                                (1,218)          (232)     (102,549)         2,206            653          (8,450)
      Futures Contracts                              --             --          (491)            --             --              --
                                              ---------      ---------     ---------      ---------      ---------       ---------
     Net Change in Unrealized
      Appreciation/Depreciation                  (1,218)          (232)     (103,040)         2,206            653          (8,450)
                                              ---------      ---------     ---------      ---------      ---------       ---------
Net Gain (Loss) on Investments                  (18,333)        (1,691)     (271,144)           896         (4,018)        (30,657)
                                              ---------      ---------     ---------      ---------      ---------       ---------
Net Increase (Decrease) in Net Assets
   Resulting from Operations                   ($18,881)       ($1,748)    ($273,902)     $     910      ($  3,315)      ($ 32,041)
                                              =========      =========     =========      =========      =========       =========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
For the Year Ended December 31, 2002

                                                                          (In Thousands)

                                                                            Strong Blue
                                                                             Chip Fund
                                                                           -------------
Income:
   Dividends                                                                  $  2,033
   Interest                                                                        241
                                                                             ---------
   Total Income                                                                  2,274

Expenses:
   Investment Advisory Fees                                                      1,338
   Administrative Fees                                                             803
   Custodian Fees                                                                    9
   Shareholder Servicing Costs                                                   1,686
   Reports to Shareholders                                                         253
   Other                                                                           109
                                                                             ---------
   Total Expenses before Expense Offsets                                         4,198
   Expense Offsets (Note 4)                                                        (21)
                                                                             ---------
   Expenses, Net                                                                 4,177
                                                                             ---------
Net Investment Income (Loss)                                                    (1,903)

Realized and Unrealized Gain (Loss):
   Net Realized Gain (Loss) on Investments                                     (50,225)
   Net Change in Unrealized Appreciation/Depreciation on Investments           (40,555)
                                                                             ---------
Net Gain (Loss) on Investments                                                 (90,780)
                                                                             ---------
Net Increase (Decrease) in Net Assets Resulting from Operations               ($92,683)
                                                                             =========

                       See Notes to Financial Statements

--------------------------------------------------------------------------------
For the Year Ended December 31, 2002

                                                                             (In Thousands)

                                                                                Strong
                                                                            Enterprise Fund
                                                                            ---------------
Income:
   Dividends (net of foreign withholding taxes of $18)                          $  1,242
   Interest                                                                          107
                                                                              ----------
   Total Income                                                                    1,349

Expenses (Note 4):
   Investment Advisory Fees                                                        2,225
   Administrative Fees                                                               889
   Custodian Fees                                                                     37
   Shareholder Servicing Costs                                                     2,177
   Reports to Shareholders                                                           549
   12b-1 Fees                                                                          3
   Other                                                                             107
                                                                              ----------
   Total Expenses before Expense Offsets                                           5,987
   Expense Offsets                                                                  (182)
                                                                              ----------
   Expenses, Net                                                                   5,805
                                                                              ----------
Net Investment Income (Loss)                                                      (4,456)

Realized and Unrealized Gain (Loss):
   Net Realized Gain (Loss) on Investments                                       (68,214)
   Net Change in Unrealized Appreciation/Depreciation on Investments             (28,578)
                                                                              ----------
Net Gain (Loss) on Investments                                                   (96,792)
                                                                              ----------
Net Increase (Decrease) in Net Assets Resulting from Operations                ($101,248)
                                                                              ==========

                        See Notes to Financial Statements

--------------------------------------------------------------------------------
For the Year Ended December 31, 2002

                                                                                      (In Thousands)

                                                                                          Strong
                                                                                         Growth 20
                                                                                           Fund
                                                                                         ---------
Income:
   Dividends - Unaffiliated Issuers                                                      $     610
   Dividends - Affiliated Issuers                                                              105
   Interest                                                                                    328
                                                                                        ----------
   Total Income                                                                              1,043

Expenses (Note 4):
   Investment Advisory Fees                                                                  1,954
   Administrative Fees                                                                         782
   Custodian Fees                                                                               21
   Shareholder Servicing Costs                                                               1,729
   Reports to Shareholders                                                                     325
   12b-1 Fees                                                                                   21
   Other                                                                                       116
                                                                                        ----------
   Total Expenses before Expense Offsets                                                     4,948

   Expense Offsets                                                                             (51)
                                                                                        ----------
   Expenses, Net                                                                             4,897
                                                                                        ----------
Net Investment Income (Loss)                                                                (3,854)

Realized and Unrealized Gain (Loss):
   Net Realized Gain (Loss) on:
     Investments                                                                           (42,899)
     Written Options                                                                           (40)
     Futures Contracts                                                                         255
                                                                                        ----------
     Net Realized Gain (Loss)                                                              (42,684)
   Net Change in Unrealized Appreciation/Depreciation on Investments                       (53,067)
                                                                                        ----------
Net Gain (Loss) on Investments                                                             (95,751)
                                                                                        ----------
Net Increase (Decrease) in Net Assets Resulting from Operations                           ($99,605)
                                                                                        ==========

                       See Notes to Financial Statements

--------------------------------------------------------------------------------
For the Year Ended December 31, 2002

                                                                               (In Thousands)

                                                                                    Strong
                                                                                 Growth Fund
                                                                                 -----------
Income:
   Dividends - Unaffiliated Issuers (net of foreign withholding taxes of $ 13)   $    5,639
   Dividends - Affiliated Issuers                                                       398
   Interest                                                                             855
                                                                                 ----------
   Total Income                                                                       6,892

Expenses (Note 4):
   Investment Advisory Fees                                                          12,947
   Administrative Fees                                                                4,805
   Custodian Fees                                                                       117
   Shareholder Servicing Costs                                                        6,753
   Reports to Shareholders                                                            1,539
   12b-1 Fees                                                                            29
   Other                                                                                398
                                                                                 ----------
   Total Expenses before Expense Offsets                                             26,588
   Expense Offsets                                                                     (163)
                                                                                 ----------
   Expenses, Net                                                                     26,425
                                                                                 ----------
Net Investment Income (Loss)                                                        (19,533)

Realized and Unrealized Gain (Loss):
   Net Realized Gain (Loss) on:
     Investments                                                                   (268,842)
     Written Options                                                                    451
     Futures Contracts                                                                 (193)
                                                                                 ----------
     Net Realized Gain (Loss)                                                      (268,584)

   Net Change in Unrealized Appreciation/Depreciation on:
     Investments                                                                   (230,906)
     Futures Contracts                                                                  271
                                                                                 ----------
     Net Change in Unrealized Appreciation/Depreciation                            (230,635)
                                                                                 ----------
Net Gain (Loss) on Investments                                                     (499,219)
                                                                                 ----------
Net Increase (Decrease) in Net Assets Resulting from Operations                   ($518,752)
                                                                                 ==========

                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                  (In Thousands)

                                                             Strong Discovery Fund            Strong Endeavor Fund
                                                         -----------------------------   --------------------------------
                                                           Year Ended    Year Ended        Year Ended      Period Ended
                                                         Dec. 31, 2002  Dec. 31, 2001     Dec. 31, 2002    Dec. 31, 2001
                                                         -------------  --------------   ---------------  ---------------
                                                                                                              (Note 1)
Operations:
   Net Investment Income (Loss)                          ($    548)      ($    730)        ($     57)        ($     46)
   Net Realized Gain (Loss)                                (17,115)         12,134            (1,459)             (925)
   Net Change in Unrealized Appreciation/Depreciation       (1,218)         (4,793)             (232)              203
                                                        ----------      ----------        ----------        ----------
   Net Increase (Decrease) in Net Assets Resulting
     from Operations                                       (18,881)          6,611            (1,748)             (768)
Distributions From Net Realized Gains                       (4,117)         (2,126)               --                --
Capital Share Transactions (Note 6):
   Net Increase (Decrease) in Net Assets from
     Capital Share Transactions                             (1,907)        (11,628)             (794)            6,985
                                                        ----------      ----------        ----------        ----------
Total Increase (Decrease) in Net Assets                    (24,905)         (7,143)           (2,542)            6,217
Net Assets:
   Beginning of Period                                     158,266         165,409             6,217                --
                                                        ----------      ----------        ----------        ----------
   End of Period                                        $  133,361      $  158,266        $    3,675        $    6,217
                                                        ==========      ==========        ==========        ==========
   Undistributed Net Investment Income (Loss)           $        7       ($     49)       $       --        $       --

                                                                Strong Large Cap                  Strong Large Company
                                                                   Growth Fund                         Growth Fund
                                                          ---------------------------- --------------------------------------------
                                                           Year Ended     Year Ended    Period Ended    Year Ended     Year Ended
                                                          Dec. 31, 2002  Dec. 31, 2001  Dec. 31, 2002 Sept. 30, 2002  Sept. 30, 2001
                                                          -------------  ------------- -------------- --------------  --------------
                                                                                            (Note 1)
Operations:
   Net Investment Income (Loss)                          ($    2,758)    ($    1,059)     $        14    $       703    $       807
   Net Realized Gain (Loss)                                 (168,104)       (333,687)          (1,310)        (4,671)        (4,618)
   Net Change in Unrealized Appreciation/Depreciation       (103,040)       (179,811)           2,206            653         (7,307)
                                                        ------------    ------------      -----------    -----------    -----------
   Net Increase (Decrease) in Net Assets Resulting
     from Operations                                        (273,902)       (514,557)             910         (3,315)       (11,118)
Distributions:
   From Net Investment Income                                     --             (13)             (77)          (631)          (807)
   From Net Realized Gains                                        --              --               --            (69)        (3,836)
                                                        ------------    ------------      -----------    -----------    -----------
   Total Distributions                                            --             (13)             (77)          (700)        (4,643)
Capital Share Transactions (Note 6):
   Net Increase (Decrease) in Net Assets from
     Capital Share Transactions                             (113,540)        (83,476)           2,321        (10,937)        11,910
                                                        ------------    ------------      -----------    -----------    -----------
Total Increase (Decrease) in Net Assets                     (387,442)       (598,046)           3,154        (14,952)        (3,851)
Net Assets:
   Beginning of Period                                       976,336       1,574,382           18,221         33,173         37,024
                                                        ------------    ------------      -----------    -----------    -----------
   End of Period                                        $    588,894    $    976,336      $    21,375    $    18,221    $    33,173
                                                        ============    ============      ===========    ===========    ===========
   Undistributed Net Investment Income (Loss)           $         --    $         --      $        14    $        77    $        --

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                              (In Thousands)

                                                           Strong U.S. Emerging
                                                                Growth Fund                Strong Blue Chip Fund
                                                       -----------------------------   -----------------------------
                                                          Year Ended    Year Ended      Year Ended      Year Ended
                                                       Dec. 31, 2002   Dec. 31, 2001   Dec. 31, 2002   Dec. 31, 2001
                                                       -------------   -------------   -------------   -------------
Operations:
   Net Investment Income (Loss)                            ($  1,384)      ($  1,337)     ($   1,903)     ($   1,748)
   Net Realized Gain (Loss)                                  (22,207)        (31,131)        (50,225)       (102,036)
   Net Change in Unrealized Appreciation/Depreciation         (8,450)          7,623         (40,555)        (23,770)
                                                            --------        --------       ---------        --------
   Net Increase (Decrease) in Net Assets Resulting
        from Operations                                      (32,041)        (24,845)        (92,683)       (127,554)
Distributions From Net Investment Income                          --              --              --              --
Capital Share Transactions (Note 6):
   Net Increase (Decrease) in Net Assets from
        Capital Share Transactions                             4,156            (420)        (43,020)        (34,095)
                                                            --------        --------       ---------        --------
Total Increase (Decrease) in Net Assets                      (27,885)        (25,265)       (135,703)       (161,649)
Net Assets:
   Beginning of Year                                          86,299         111,564         338,995         500,644
                                                            --------        --------       ---------         -------
   End of Year                                              $ 58,414        $ 86,299       $ 203,292       $ 338,995
                                                            ========        ========       =========       =========
   Undistributed Net Investment Income (Loss)               $     --        $     --       $      --       $      --

                                                                                          Strong Enterprise Fund
                                                                                       -----------------------------
                                                                                        Year Ended      Year Ended
                                                                                       Dec. 31, 2002   Dec. 31, 2001
                                                                                       -------------   -------------
Operations:
   Net Investment Income (Loss)                                                           ($   4,456)     ($   5,188)
   Net Realized Gain (Loss)                                                                  (68,214)       (152,907)
   Net Change in Unrealized Appreciation/Depreciation                                        (28,578)         36,946
                                                                                           ---------       ---------
   Net Increase (Decrease) in Net Assets Resulting
     from Operations                                                                        (101,248)       (121,149)
Distributions from Net Investment Income                                                          --              --
Capital Share Transactions (Note 6):
   Net Increase (Decrease) in Net Assets from
     Capital Share Transactions                                                              (42,799)        (80,437)
                                                                                           ---------       ---------
Total Increase (Decrease) in Net Assets                                                     (144,047)       (201,586)
Net Assets:
   Beginning of Year                                                                         373,403         574,989
                                                                                           ---------       ---------
   End of Year                                                                             $ 229,356       $ 373,403
                                                                                           =========       =========
   Undistributed Net Investment Income (Loss)                                              $      --       $      --

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                                       (In Thousands)

                                                                                    Strong Growth 20 Fund
                                                                                 -----------------------------
                                                                                  Year Ended      Year Ended
                                                                                 Dec. 31, 2002   Dec. 31, 2001
                                                                                 -------------   -------------
Operations:
     Net Investment Income (Loss)                                                   ($   3,854)     ($   3,798)
     Net Realized Gain (Loss)                                                          (42,684)       (280,352)
     Net Change in Unrealized Appreciation/Depreciation                                (53,067)        (31,027)
                                                                                     ---------       ---------
     Net Increase (Decrease) in Net Assets Resulting from Operations                   (99,605)       (315,177)
Distributions From Net Investment Income                                                    --              --
Capital Share Transactions (Note 6):
     Net Increase (Decrease) in Net Assets from Capital Share Transactions             (81,964)        (83,414)
                                                                                     ---------       ---------
Total Increase (Decrease) in Net Assets                                               (181,569)       (398,591)
Net Assets:
     Beginning of Year                                                                 371,779         770,370
                                                                                     ---------       ---------
     End of Year                                                                     $ 190,210       $ 371,779
                                                                                     =========       =========
     Undistributed Net Investment Income (Loss)                                      $      --       $      --

                                                                                       Strong Growth Fund
                                                                                 -----------------------------
                                                                                  Year Ended      Year Ended
                                                                                 Dec. 31, 2002   Dec. 31, 2001
                                                                                 -------------   -------------
Operations:
     Net Investment Income (Loss)                                                  ($   19,533)   ($    17,247)
     Net Realized Gain (Loss)                                                         (268,584)       (733,019)
     Net Change in Unrealized Appreciation/Depreciation                               (230,635)       (419,592)
                                                                                    ----------     -----------
     Net Increase (Decrease) in Net Assets Resulting from Operations                  (518,752)     (1,169,858)
Distributions:
   From Net Realized Gains:
        Investor Class                                                                      --          (7,812)
        Institutional Class                                                                 --            (241)
        Advisor Class                                                                       --             (55)
                                                                                    ----------     -----------
     Total Distributions                                                                    --          (8,108)
Capital Share Transactions (Note 6):
     Net Increase (Decrease) in Net Assets from Capital Share Transactions            (115,867)       (146,370)
                                                                                    ----------     -----------
Total Increase (Decrease) in Net Assets                                               (634,619)     (1,324,336)
Net Assets:
     Beginning of Year                                                               2,108,933       3,433,269
                                                                                    ----------     -----------
     End of Year                                                                    $1,474,314     $ 2,108,933
                                                                                    ----------     -----------
     Undistributed Net Investment Income (Loss)                                     $       --     $        --

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
December 31, 2002

1.   Organization

     The accompanying financial statements represent the Strong Growth Funds (the "Funds"), which include the following funds, each with its own investment objectives and policies:

     - Strong Discovery Fund/(1)/ (a series of Strong Discovery Fund, Inc.)
     - Strong Endeavor Fund/(1)/ (a series of Strong Opportunity Fund, Inc.)
     - Strong Large Cap Growth Fund/(1)/ (a series of Strong Large Cap Growth Fund, Inc.)
     - Strong Large Company Growth Fund/(1)/ (a series of Strong Equity Funds, Inc.)
     - Strong U.S. Emerging Growth Fund/(1)/ (a series of Strong Equity Funds, Inc.)
     - Strong Blue Chip Fund/(1)/ (a series of Strong Conservative Equity Funds, Inc.)
     - Strong Enterprise Fund/(1)/ (a series of Strong Equity Funds, Inc.)
     - Strong Growth 20 Fund/(2)/ (a series of Strong Equity Funds, Inc.)
     - Strong Growth Fund/(1)/ (a series of Strong Equity Funds, Inc.)

       /(1)/ Diversified Fund.
       /(2)/ Non-diversified Fund.

     Each Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended.

     Investor Class shares are available to the general public, Institutional Class shares are available only to investors that meet certain minimum account sizes, Advisor Class shares and Class C shares are available only through financial professionals and Class K shares are available only through programs managed by Strong Capital Management, Inc. (the "Advisor"). Strong Discovery Fund, Strong Endeavor Fund, Strong Large Cap Growth Fund, Strong Large Company Growth Fund, Strong U.S. Emerging Growth Fund and Strong Blue Chip Fund offer Investor Class shares. Strong Enterprise Fund offers Investor Class, Advisor Class and Class K shares. Strong Growth 20 Fund offers Investor Class and Advisor Class shares. Strong Growth Fund offers Investor Class, Institutional Class, Advisor Class, Class C and Class K shares. All classes differ principally in their respective shareholder servicing and distribution expenses and sales charges. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

     Strong Endeavor Fund commenced operations on April 6, 2001.

     Effective December 27, 2001, Strong Blue Chip Fund merged its Advisor Class into its Investor Class.

     Effective August 30, 2002, Strong Enterprise Fund and Strong Growth Fund issued an additional class of shares: Class K shares.

     Effective September 5, 2002, the Advisor succeeded Rockhaven Asset Management, LLC as the investment advisor for Rockhaven Premier Dividend Fund. Effective September 16, 2002, Strong Large Company Growth Fund, a newly created series of Strong Equity Funds, Inc., acquired Rockhaven Premier Dividend Fund. Due to the reorganization, the fiscal year-end of the Fund changed from September 30 to December 31.

     Effective December 26, 2002, Strong Growth Fund issued an additional class of shares: Class C shares.

 2.  Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

     (A) Security Valuation -- Securities of the Funds are valued each business day at the last sales price or the mean of the bid and asked prices when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Occasionally, events affecting the value of foreign investments and exchange rates occur between the time at which those items are determined and the close of trading on the New York Stock Exchange. Such events would not normally be reflected in a calculation of the Funds' net asset values on that day. If events that materially affect the value of the Funds' foreign investments or the foreign currency exchange rates occur during such period, the investments will be valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities that are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          The Funds may own certain investment securities that are restricted as to resale or are deemed illiquid. Illiquid securities are either
          Section 4(2) commercial paper, are eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or

--------------------------------------------------------------------------------
December 31, 2002

          have been deemed illiquid based upon guidelines established by the Funds' Board of Directors. These securities are valued after giving due consideration to pertinent factors, such as recent private sales, market conditions and the issuer's financial performance. The Funds generally bear the costs, if any, associated with the disposition of restricted and illiquid securities. The aggregate cost and fair value of restricted and illiquid securities held at December 31, 2002 are as follows:

                                               Aggregate     Aggregate     Percent of
                                                  Cost      Fair Value     Net Assets
                                               ---------    ----------     ----------
          Strong Large Company Growth Fund     $ 300,000       $30            0.0%

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is recorded.

          Undistributed income or net realized gains for financial statement purposes may differ from federal income tax purposes due to differences in the timing, recognition and characterization of income, expense and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

          Strong Discovery Fund, Strong Endeavor Fund, Strong U.S. Emerging Growth Fund, Strong Enterprise Fund, Strong Growth 20 Fund and Strong Growth Fund generally pay dividends from net investment income and distribute net capital gains, if any, that they realize at least annually. Strong Large Cap Growth Fund, Strong Large Company Growth Fund and Strong Blue Chip Fund generally pay dividends from net investment income and distribute net capital gains, if any, that they realize quarterly.

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Certain Investment Risks -- The Funds may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Funds' investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, foreign currencies or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

          Investments in foreign-denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency, political, economic, regulatory and market risks.

     (E) Futures -- Upon entering into a futures contract, the Funds pledge to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. Each Fund designates liquid securities as collateral on open futures contracts. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) Options -- The Funds may write put or call options. Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability that is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option is closed, expired or exercised, the Funds realize a gain or loss and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. Each Fund designates liquid securities as collateral on open options contracts.

     (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security 50 gains or losses is reflected as a component of such gains or losses.

     (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (I) Short Positions -- The Funds may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statements of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. The Funds are liable for any dividends payable on securities while those securities are in a short position. If the Funds sell securities short while also holding the long position, they may protect unrealized gains but will lose the opportunity to profit on such securities if the price rises. If the Funds sell securities short when not holding the long position, they will experience a loss if the market price of the security increases between the date of the short sale and the date the security is replaced.

     (J) Repurchase Agreements -- The Funds may enter into repurchase agreements with institutions that the Advisor has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost, which approximates fair value. The Funds require that the collateral, represented by securities (primarily U.S. government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Funds to obtain those securities in the event of a default of the counterparty. On a daily basis, the Advisor monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amounts owed to the Funds under each repurchase agreement.

     (K) Directed Brokerage -- The Funds direct certain portfolio trades to brokers who, in turn, pay a portion of the Funds' expenses. Such amounts are included in Expense Offsets reported in the Funds' Statements of Operations and in Note 4.

     (L) Earnings Credit Arrangements -- Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian's fees incurred by certain Funds and are included in Expense Offsets reported in the Funds' Statements of Operations and in Note 4.

     (M) Securities Lending -- The Funds, except for Strong Large Company Growth Fund, have entered into a Securities Lending Agreement (the "Agreement") with Deutsche Bank. Under the terms of the Agreement, the Funds may lend portfolio securities to qualified institutional borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash equal to at least 102% of the market value of any loaned securities, plus accrued interest. At December 31, 2002, cash collateral received was invested in the Deutsche Daily Assets Fund.

          At December 31, 2002, Strong Discovery Fund and Strong Enterprise Fund had securities with a market value of $12,863,392 and $14,286,795, respectively on loan (included within Investments in the Statements of Assets and Liabilities) and had received $13,325,889 and $14,769,385, respectively in collateral. Amounts earned as interest on investments of cash collateral, net of rebates and other securities lending expenses, are included in Interest in the Statements of Operations. For the year ended December 31, 2002, this securities lending income totaled $8,101 and $245, respectively.

          The primary risk associated with securities lending is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons. The Funds could experience delays and costs in recovering securities loaned or in gaining access to the collateral.

     (N) Expenses -- The majority of the expenses are directly identifiable to an individual Fund. Expenses that are not readily identifiable to a specific Fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Funds.

     (O) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (P) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

--------------------------------------------------------------------------------
December 31, 2002

3.   Related Party Transactions

     The Advisor provides investment advisory and related services to the Funds. Effective November 30, 2001, Strong Investor Services, Inc. (the "Administrator") provides administrative, shareholder recordkeeping and related services to the Funds. Prior to November 30, 2001, the Advisor provided these services. Certain officers and directors of the Funds are affiliated with the Advisor and the Administrator. Investment advisory and administrative fees, which are established by terms of the advisory and administrative agreements, are based on the following annualized rates of the average daily net assets of the respective Fund:

                                                                                       Administrative Fees
                                                          -----------------------------------------------------------------------
                                           Advisory Fees  Investor Class  Institutional Class  Advisor Class  Class C     Class K
                                           -------------  --------------  -------------------  -------------  -------     -------
Strong Discovery Fund                         0.75%            0.25%                *               *            *           *
Strong Endeavor Fund                          0.75%**          0.30%                                *            *           *
Strong Large Cap Growth Fund                  0.60%***         0.30%                *               *            *           *
Strong Large Company Growth Fund/(1)/         0.75%**          0.30%                *               *            *           *
Strong U.S. Emerging Growth Fund              0.75%**          0.30%                *               *            *           *
Strong Blue Chip Fund                         0.50%            0.30%                *               *            *           *
Strong Enterprise Fund                        0.75%**          0.30%                *            0.30%           *        0.25%/(2)/
Strong Growth 20 Fund                         0.75%**          0.30%                *            0.30%           *           *
Strong Growth Fund                            0.75%**          0.30%             0.02%           0.30%        0.30%/(3)/  0.25%/(2)/

  *    Does not offer share class.

 ** The investment advisory fees are 0.75% for the first $4 billion, 0.725% for $4 to $6 billion, and 0.70% thereafter.

*** The investment advisory fees are 0.60% of the first $35 million and 0.55% thereafter.

 /(1)/ The investment advisory fee rate and administrative fee rate was for the period 10-01-02 to 12-31-02.

 /(2)/ For the period 8-30-02 to 12-31-02.

 /(3)/ For the period 12-26-02 to 12-31-02.

The Funds' Advisor and/or Administrator may voluntarily waive or absorb certain expenses at their discretion. The Funds' Advisor and/or Administrator has contractually agreed to waive its fees and/or absorb expenses for the Investor Class shares of the Strong Large Company Growth Fund to keep Total Annual Operating Expenses at no more than 1.50%. This agreement may only be terminated by the Board of Directors of the Funds, but not before May 1, 2003. Shareholder recordkeeping and related service fees for the Investor Class are paid at a rate of $27.00 for each open shareholder account and $4.20 for each closed shareholder account. Shareholder recordkeeping and related service fees for the Institutional Class, Advisor Class, Class C and Class K are paid at an annual rate of 0.015%, 0.20%, 0.20% and 0.20%, respectively, of the average daily net asset value of each respective class. The Administrator also allocates to each Fund certain charges or credits resulting from transfer agency banking activities based on each Class' level of subscription and redemption activity. Transfer Agency Banking Charges allocated to the Funds by the Administrator, if any, are included in Other in the Funds' Statements of Operations. Transfer Agency Banking Credits allocated by the Administrator, if any, serve to reduce the shareholder servicing expenses incurred by the Funds and are included in Expense Offsets in the Funds' Statements of Operations. The Administrator is also compensated for certain other services related to costs incurred for reports to shareholders.

Next Century Growth Investors, LLC ("Next Century Growth") manages the investments of Strong U.S. Emerging Growth Fund under a subadvisory agreement with the Advisor. Next Century Growth is compensated by the Advisor (not the Fund) and bears all of its own expenses in providing subadvisory services.

Strong Endeavor Fund, Strong Large Company Growth Fund, Strong Enterprise Fund, Strong Growth 20 Fund and Strong Growth Fund have entered into a distribution agreement with Strong Investments, Inc. (the "Distributor," and an affiliate of the Advisor), pursuant to Rule 12b-1 under the 1940 Act, on behalf of Strong Endeavor Fund and Strong Large Company Growth Fund's shares, the Advisor Class shares of Strong Enterprise Fund, Strong Growth 20 Fund and Strong Growth Fund and Class C shares of Strong Growth Fund. Under the agreement, the Distributor is paid an annual rate of 0.25% of the average daily net assets of Strong Endeavor Fund, Strong Large Company Growth Fund and the Advisor Class shares and 1.00% for Class C shares as compensation for services provided and expenses incurred, including amounts paid to brokers or dealers, in connection with the sale of each Class' shares.

--------------------------------------------------------------------------------

    Strong Growth Fund's Class C shares have a maximum 1.00% contingent deferred sales charge. For the year ended December 31, 2002, the Distributor received no aggregate contingent deferred sales charges from the redemption of Class C shares for Strong Growth Fund. Sales charges are not an expense of the Funds and are not reflected in the financial statements of the Funds.

    The Funds may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities.

    Certain information regarding related party transactions, excluding the effects of waivers and absorptions, for the year ended December 31, 2002, is as follows:

                                                  Payable to/
                                               (Receivable from)
                                                  Advisor or        Shareholder Servicing   Transfer Agency     Unaffiliated
                                               Administrator at      and Other Expenses         Banking           Directors'
                                                 Dec.31, 2002       Paid to Administrator   Charges/(Credits)       Fees
                                               -----------------    ---------------------   -----------------   ------------
    Strong Discovery Fund                         $ 54,387                $ 546,114             $ 3,964           $ 3,091
    Strong Endeavor Fund                               389                   27,434                 167               714
    Strong Large Cap Growth Fund                   219,334                2,347,392              24,696            18,344
    Strong Large Company Growth Fund (Note 1)         (301)                   2,901                 379                60
    Strong U.S. Emerging Growth Fund                45,497                  527,493               2,393             1,855
    Strong Blue Chip Fund                          141,004                1,689,297              18,474             7,588
    Strong Enterprise Fund                         222,431                2,181,924              16,406             7,060
    Strong Growth 20 Fund                          158,539                1,732,541              13,126             6,905
    Strong Growth Fund                             525,715                6,755,485              67,553            40,149

4.  Expenses and Expense Offsets

    For the year ended December 31, 2002, the class specific expenses are as follows:

                                      Administrative      Shareholder       Reports to
                                           Fees         Servicing Costs    Shareholders     12b-1 Fees      Other
                                      --------------    ---------------    ------------     ----------     --------
    Strong Enterprise Fund
      Investor Class                    $ 883,047         $ 2,172,417       $ 544,121        $    --       $ 21,068
      Advisor Class                         3,912               2,624           3,588          3,258             82
      Class K (Note 1)                      2,487               2,001             940             --            137
    Strong Growth 20 Fund
      Investor Class                      756,944           1,712,419         321,441             --         15,516
      Advisor Class                        25,417              17,011           4,045         21,181            722
    Strong Growth Fund
      Investor Class                    4,738,237           6,704,728       1,416,783             --         30,578
      Institutional Class                  26,817              20,807         115,099             --         39,037
      Advisor Class                        35,152              23,538           5,484         29,293            570
      Class C (Note 1)                          4                   4               2             16             --
      Class K (Note 1)                      4,500               3,606           1,251             --            171

--------------------------------------------------------------------------------
December 31, 2002

     For the year ended December 31, 2002, the expense offsets are as follows:

                                                                    Expense
                                                                  Waivers and    Directed
                                                                  Absorptions    Brokerage    Earnings
                                                                   by Advisor     Credits     Credits
                                                                  -----------    ---------    --------
     Strong Discovery Fund                                         $       --    ($ 50,995)   ($ 2,808)
     Strong Endeavor Fund                                             (30,585)      (2,707)        (39)
     Strong Large Cap Growth Fund                                          --     (101,075)     (5,123)
     Strong Large Company Growth Fund/(1)/                            (24,269)     (11,492)         (1)
     Strong U.S. Emerging Growth Fund                                 (12,529)      (9,983)       (922)
     Strong Blue Chip Fund                                                 --      (20,115)       (716)
     Strong Enterprise Fund
       Investor Class                                                (121,642)          --          --
       Advisor Class                                                       --           --          --
       Class K                                                         (1,592)          --          --
       Fund Level                                                          --      (53,995)     (5,242)
     Strong Growth 20 Fund
       Investor Class                                                  (8,775)          --          --
       Advisor Class                                                       --           --          --
       Fund Level                                                          --      (39,325)     (2,965)
     Strong Growth Fund
       Investor Class                                                      --           --          --
       Institutional Class                                                 --           --          --
       Advisor Class                                                       --           --          --
       Class C (Note 1)                                                    --           --          --
       Class K (Note 1)                                                (4,739)          --          --
       Fund Level                                                          --     (146,997)    (11,420)

/(1)/ For the period 10-01-02 to 12-31-02.

5.   Investments in Affiliates

     Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer and any other Strong Fund. A summary of transactions in the securities of these issuers during the year ended December 31, 2002 is as follows:

                                      Balance of        Gross       Gross Sales     Balance of        Value       Dividend Income
                                     Shares Held      Purchases         and        Shares Held       Dec. 31,      Jan. 1, 2002 -
                                     Jan. 1, 2002   and Additions   Reductions    Dec. 31, 2002       2002         Dec. 31, 2002
                                     ------------   -------------   -----------   -------------    -----------    ---------------
Strong Discovery Fund
---------------------
Strong Heritage Money Fund-
   Institutional Class                    --           15,000,000    14,000,000       1,000,000    $ 1,000,000           $ 18,142

Strong Large Cap Growth Fund
----------------------------
Strong Heritage Money Fund-
   Institutional Class                    --           40,000,000    33,800,000       6,200,000      6,200,000            148,619

Strong Growth 20 Fund
---------------------
Strong Heritage Money Fund-
   Institutional Class                    --           35,500,000    35,500,000              --             --            104,978

Strong Growth Fund
------------------
Strong Heritage Money Fund-
   Institutional Class                    --          113,000,000   100,300,000      12,700,000     12,700,000            398,177

6.   Capital Share Transactions

                                                               Strong Discovery Fund              Strong Endeavor Fund
                                                          ------------------------------     ------------------------------
                                                             Year Ended       Year Ended       Year Ended      Period Ended
                                                          Dec. 31, 2002    Dec. 31, 2001     Dec. 31, 2002    Dec. 31, 2001
                                                          -------------    -------------     -------------    -------------
                                                                                                                 (Note 1)
Capital Share Transactions of Each of
    the Funds Were as Follows:
    Proceeds from Shares Sold                              $ 106,826,156     $ 78,126,538      $ 2,639,463     $ 11,643,272
    Proceeds from Reinvestment of Distributions                4,008,647        2,064,071               --             --
    Payment for Shares Redeemed                             (112,742,042)     (91,818,275)      (3,433,944)      (4,658,438)
                                                           -------------     ------------      -----------     ------------
    Net Increase (Decrease) in Net Assets from
        Capital Share Transactions                        ($   1,907,239)   ($ 11,627,666)    ($   794,481)    $  6,984,834
                                                           =============     ============      ===========     ============
  Transactions in Shares of Each of the
    Funds Were as Follows:
    Sold                                                       6,929,360        4,760,206          297,527        1,092,848
    Issued in Reinvestment of Distributions                      235,942          124,567               --               --
    Redeemed                                                  (7,318,812)      (5,579,477)        (400,627)        (467,203)
                                                           -------------     ------------      -----------     ------------
    Net Increase (Decrease) in Shares                           (153,510)       (694,704)        (103,100)          625,645
                                                           =============     ============      ===========     ============

                                                             Strong Large Cap                    Strong Large Company
                                                                Growth Fund                           Growth Fund
                                                     -------------------------------   ---------------------------------------------
                                                       Year Ended        Year Ended    Period Ended    Year Ended      Year Ended
                                                     Dec. 31, 2002     Dec. 31, 2001   Dec. 31, 2002  Sept. 30, 2002  Sept. 30, 2001
                                                     -------------     -------------   -------------  --------------  --------------
                                                                                       (Note 1)
Capital Share Transactions of Each of
    the Funds Were as Follows:
    Proceeds from Shares Sold                         $  92,753,828     $161,060,865    $ 4,988,912    $ 5,920,297    $ 14,303,418
    Proceeds from Reinvestment of Distributions                  --           12,390         66,475        607,929       4,135,718
    Payment for Shares Redeemed                        (206,294,132)    (244,549,340)    (2,734,805)   (17,465,133)     (6,529,384)
                                                      -------------     ------------    -----------   ------------    ------------
    Net Increase (Decrease) in Net Assets from
        Capital Share Transactions                   ($ 113,540,304)   ($ 83,476,085)   $ 2,320,582   ($10,936,907)   $ 11,909,752
                                                      =============     ============    ===========   ============    ============
Transactions in Shares of Each of the
    Funds Were as Follows:
    Sold                                                  5,153,796        5,658,031        470,973        467,109         967,319
    Issued in Reinvestment of Distributions                      --              521          6,242         49,733         297,969
    Redeemed                                            (10,941,355)      (9,475,540)      (248,984)    (1,466,404)       (471,939)
                                                      -------------     ------------    -----------   ------------    ------------
    Net Increase (Decrease) in Shares                    (5,787,559)      (3,816,988)       228,231       (949,562)        793,349
                                                      =============     ============    ===========   ============    ============

--------------------------------------------------------------------------------
December 31, 2002

                                                             Strong U.S.Emerging
                                                                 Growth Fund
                                                      -------------------------------
                                                        Year Ended        Year Ended
                                                      Dec. 31, 2002      Dec. 31, 2001
                                                      -------------      -------------
Capital Share Transactions of the Fund
   Were as Follows:

   Proceeds from Shares Sold                          $ 120,177,180      $72,783,234
   Proceeds from Reinvestment of Distributions                   --               --
   Payment for Shares Redeemed                         (116,020,955)     (73,203,437)
                                                      -------------      -----------
   Net Increase (Decrease) in Net Assets from
     Capital Share Transactions                       $   4,156,225        ($420,203)
                                                      -------------      -----------
Transactions in Shares of the Fund
   Were as Follows:

   Sold                                                   9,702,326        4,508,723
   Issued in Reinvestment of Distributions                       --               --
   Redeemed                                              (9,562,612)      (4,640,471)
                                                      -------------      -----------
   Net Increase (Decrease) in Shares of the Fund            139,714         (131,748)
                                                      =============      ===========

--------------------------------------------------------------------------------

                                                                           Strong Blue Chip Fund
                                                                   ---------------------------------
                                                                    Year Ended            Year Ended
                                                                   Dec. 31, 2002        Dec. 31, 2001
                                                                   -------------        -------------
                                                                                            (Note 1)
Capital Share Transactions of Each Class of
   Shares of the Fund Were as Follows:

INVESTOR CLASS
   Proceeds from Shares Sold                                       $ 58,579,917        $ 129,624,862
   Proceeds from Reinvestment of Distributions                               --                   --
   Payment for Shares Redeemed                                     (101,599,557)        (166,768,508)
   Transfer in from Advisor Class                                            --            5,285,905
                                                                   ------------        -------------
   Net Increase (Decrease) in Net Assets from
     Capital Share Transactions                                     (43,019,640)         (31,857,741)

ADVISOR CLASS
   Proceeds from Shares Sold                                                 --            6,110,196
   Proceeds from Reinvestment of Distributions                               --                   --
   Payment for Shares Redeemed                                               --           (3,061,776)
   Transfer out to Investor Class                                            --           (5,285,905)
                                                                   ------------        -------------
   Net Increase (Decrease) in Net Assets from
     Capital Share Transactions                                              --           (2,237,485)
                                                                   ------------        -------------
Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                                      ($43,019,640)        ($34,095,226)
                                                                   -------------       -------------
Transactions in Shares of Each Class of
   the Fund Were as Follows:

INVESTOR CLASS
   Sold                                                               5,467,305            9,012,770
   Issued in Reinvestment of Distributions                                   --                   --
   Redeemed                                                          (9,308,147)         (11,960,671)
   Transfer in from Advisor Class                                            --              287,153
                                                                             --        -------------
   Net Increase (Decrease) in Shares                                 (3,840,842)          (2,660,748)
                                                                   ------------        -------------
ADVISOR CLASS
   Sold                                                                      --              403,434
   Issued in Reinvestment of Distributions                                   --                   --
   Redeemed                                                                  --             (243,825)
   Transfer out to Investor Class                                            --             (287,614)
                                                                   ------------        -------------
   Net Increase (Decrease) in Shares                                         --             (128,005)
                                                                   ============        =============

--------------------------------------------------------------------------------
December 31, 2002

                                                                         Strong Enterprise Fund
                                                                   --------------------------------
                                                                     Year Ended         Year Ended
                                                                   Dec. 31, 2002       Dec. 31,2001
                                                                   -------------       ------------
                                                                      (Note 1)
Capital Share Transactions of Each Class of
   Shares of the Fund Were as Follows:

INVESTOR CLASS
   Proceeds from Shares Sold                                       $101,776,889        $ 161,713,297
   Proceeds from Reinvestment of Distributions                               --                   --
   Payment for Shares Redeemed                                       48,882,956)        (243,368,430)
                                                                   ------------        -------------
   Net Increase (Decrease) in Net Assets from
     Capital Share Transactions                                      47,106,067)         (81,655,133)

ADVISOR CLASS
   Proceeds from Shares Sold                                            849,133            1,310,263
   Proceeds from Reinvestment of Distributions                               --                   --
   Payment for Shares Redeemed                                         (481,554)             (91,675)
                                                                   ------------        -------------
   Net Increase (Decrease) in Net Assets from
     Capital Share Transactions                                         367,579            1,218,588

CLASS K
   Proceeds from Shares Sold                                          4,310,980                   --
   Proceeds from Reinvestment of Distributions                               --                   --
   Payment for Shares Redeemed                                         (371,572)                  --
                                                                   ------------        -------------
   Net Increase (Decrease) in Net Assets from
     Capital Share Transactions                                       3,939,408                   --
                                                                   ------------        -------------
Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                                      $ 42,799,080)        ($80,436,545)
                                                                   ------------        -------------
Transactions in Shares of Each Class of
   the Fund Were as Follows:

INVESTOR CLASS
   Sold                                                               5,339,599            6,883,430
   Issued in Reinvestment of Distributions                                   --                   --
   Redeemed                                                          (8,049,574)         (10,336,315)
                                                                   ------------        -------------
   Net Increase (Decrease) in Shares                                 (2,709,975)          (3,452,885)
                                                                   ------------        -------------
ADVISOR CLASS
   Sold                                                                  44,794               56,388
   Issued in Reinvestment of Distributions                                   --                   --
   Redeemed                                                             (26,641)              (4,082)
                                                                   ------------        -------------
   Net Increase (Decrease) in Shares                                     18,153               52,306
                                                                   ------------        -------------
CLASS K

   Sold                                                                 270,110                   --
   Issued in Reinvestment of Distributions                                   --                   --
   Redeemed                                                             (23,597)                  --
                                                                   ------------        -------------
   Net Increase (Decrease) in Shares                                    246,513                   --
                                                                   ============        =============

--------------------------------------------------------------------------------

                                                                           Strong Growth 20 Fund
                                                                  ------------------------------------
                                                                    Year Ended            Year Ended
                                                                   Dec. 31, 2002         Dec. 31, 2001
                                                                  --------------        --------------
Capital Share Transactions of Each Class of
  Shares of the Fund Were as Follows:

INVESTOR CLASS
  Proceeds from Shares Sold                                        $  37,975,224        $  212,614,647
  Proceeds from Reinvestment of Distributions                                 --                    --
  Payment for Shares Redeemed                                       (119,329,093)         (306,485,028)
                                                                   -------------        --------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                                       (81,353,869)          (93,870,381)

ADVISOR CLASS
  Proceeds from Shares Sold                                            2,702,059            13,101,784
  Proceeds from Reinvestment of Distributions                                 --                    --
  Payment for Shares Redeemed                                         (3,312,180)           (2,645,251)
                                                                   -------------        --------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                                          (610,121)           10,456,533
                                                                   -------------        --------------
Net Increase (Decrease) in Net Assets from
  Capital Share Transactions                                        ($81,963,990)         ($83,413,848)
                                                                   =============        ==============
Transactions in Shares of Each Class of
  the Fund Were as Follows:

INVESTOR CLASS
  Sold                                                                 3,076,476            10,917,187
  Issued in Reinvestment of Distributions                                     --                    --
  Redeemed                                                            (9,577,471)          (16,877,575)
                                                                   -------------        --------------
  Net Increase (Decrease) in Shares                                   (6,500,995)           (5,960,388)
                                                                   =============        ==============
ADVISOR CLASS
  Sold                                                                   218,805               691,632
  Issued in Reinvestment of Distributions                                     --                    --
  Redeemed                                                              (279,312)             (164,427)
                                                                   -------------        --------------
  Net Increase (Decrease) in Shares                                      (60,507)              527,205
                                                                   =============        ==============

--------------------------------------------------------------------------------
December 31, 2002

                                                                            Strong Growth Fund
                                                                      ------------------------------
                                                                        Year Ended      Year Ended
                                                                       Dec. 31, 2002   Dec. 31, 2001
                                                                      --------------   -------------
                                                                        (Note 1)
Capital Share Transactions of Each Class of
  Shares of the Fund Were as Follows:

INVESTOR CLASS
  Proceeds from Shares Sold                                          $  212,362,800   $  458,158,247
  Proceeds from Reinvestment of Distributions                                    --        7,526,108
  Payment for Shares Redeemed                                          (501,568,269)    (687,014,502)
                                                                     --------------   --------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                                         (289,205,469)    (221,330,147)

INSTITUTIONAL CLASS
  Proceeds from Shares Sold                                             176,034,058       67,291,045
  Proceeds from Reinvestment of Distributions                                    --          121,574
  Payment for Shares Redeemed                                          (15,602,302)       (6,952,735)
                                                                     --------------   --------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                                          160,431,756       60,459,884

ADVISOR CLASS
  Proceeds from Shares Sold                                               4,515,364       17,602,066
  Proceeds from Reinvestment of Distributions                                    --           54,703
  Payment for Shares Redeemed                                            (5,576,741)      (3,156,258)
                                                                     --------------   --------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                                           (1,061,377)      14,500,511

CLASS C
  Proceeds from Shares Sold                                                 100,000               --
  Proceeds from Reinvestment of Distributions                                    --               --
  Payment for Shares Redeemed                                                    --               --
                                                                                 --               --
                                                                     --------------   --------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                                              100,000               --

CLASS K
  Proceeds from Shares Sold                                              15,492,888               --
  Proceeds from Reinvestment of Distributions                                    --               --
  Payment for Shares Redeemed                                            (1,625,166)              --
                                                                     --------------   --------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                                           13,867,722               --
                                                                     --------------   --------------
Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                                         ($115,867,368)   ($146,369,752)
                                                                     ==============   ==============

--------------------------------------------------------------------------------

                                                                     Strong Growth Fund
                                                                ----------------------------
                                                                 Year Ended     Year Ended
                                                                Dec. 31, 2002  Dec. 31, 2001
                                                                -------------  -------------
                                                                  (Note 1)
Transactions in Shares of Each Class of
  the Fund Were as Follows:

INVESTOR CLASS
  Sold                                                             13,789,094     22,154,625
  Issued in Reinvestment of Distributions                                  --        420,690
  Redeemed                                                        (33,083,023)   (34,296,975)
                                                                -------------   ------------
  Net Increase (Decrease) in Shares                               (19,293,929)   (11,721,660)
                                                                =============   ============
INSTITUTIONAL CLASS
  Sold                                                             11,454,780      3,752,181
  Issued in Reinvestment of Distributions                                  --          6,709
  Redeemed                                                         (1,053,015)      (349,128)
                                                                -------------   ------------
  Net Increase (Decrease) in Shares                                10,401,765      3,409,762
                                                                =============   ============

ADVISOR CLASS
  Sold                                                                292,723        824,955
  Issued in Reinvestment of Distributions                                  --          3,075
  Redeemed                                                           (362,829)      (169,682)
                                                                -------------   ------------
  Net Increase (Decrease) in Shares                                   (70,106)       658,348
                                                                =============   ============

CLASS C
  Sold                                                                  7,441             --
  Issued in Reinvestment of Distributions                                  --             --
  Redeemed                                                                 --             --
                                                                -------------   ------------
  Net Increase (Decrease) in Shares                                     7,441             --
                                                                =============   ============

CLASS K
  Sold                                                              1,111,771             --
  Issued in Reinvestment of Distributions                                  --             --
  Redeemed                                                           (125,340)            --
                                                                -------------   ------------
  Net Increase (Decrease) in Shares                                   986,431             --
                                                                =============   ============

--------------------------------------------------------------------------------
December 31, 2002

7.   Line of Credit

     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions, which expires October 10, 2003, to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund's total assets or any explicit borrowing limits in the Funds' prospectus. Principal and interest on each borrowing under the LOC are due not more than 45 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. There were minimal borrowings under the LOC, for all Funds except Strong Endeavor Fund, Strong Large Company Growth Fund and Strong U.S. Emerging Growth Fund, during the period. During the year ended December 31, 2002, Strong Endeavor Fund, Strong Large Company Growth Fund and Strong U.S. Emerging Growth Fund had outstanding average daily balances of $9,589, $46,739 and $151,233, respectively, under the LOC. The maximum amount outstanding during the period was $500,000, $700,000 and $1,800,000, respectively. Interest expense amounted to $228, $222 and $3,201, respectively, for the year ended December 31, 2002. At December 31, 2002, there were no outstanding borrowings by the Funds under the LOC.

8.   Investment Transactions

     The aggregate purchases and sales of long-term securities during the year ended December 31, 2002, were as follows:

                                                          Purchases             Sales
                                                       ---------------     ---------------
     Strong Discovery Fund                             $   541,404,590     $   546,218,157
     Strong Endeavor Fund                                   19,334,088          20,104,535
     Strong Large Cap Growth Fund                        3,194,728,772       3,307,450,420
     Strong Large Company Growth Fund                       16,893,129          15,273,289
     Strong U.S. Emerging Growth Fund                      132,250,596         128,450,359
     Strong Blue Chip Fund                                 542,239,768         596,714,249
     Strong Enterprise Fund                              1,094,979,602       1,139,508,541
     Strong Growth 20 Fund                               1,099,428,784       1,186,926,784
     Strong Growth Fund                                  4,160,477,956       4,304,354,091

     There were no purchases or sales of long-term U.S. government securities during the year ended December 31, 2002.

9    Income Tax Information

     The following information for the Funds is presented on an income tax basis as of December 31, 2002:

                                                                                      Net Unrealized
                                                           Gross           Gross       Appreciation/    Distributable  Distributable
                                          Cost of       Unrealized      Unrealized    (Depreciation)      Ordinary       Long-Term
                                        Investments    Appreciation   (Depreciation)  on Investments        Income     Capital Gains
                                      --------------   ------------   --------------  --------------    -------------  -------------
     Strong Discovery Fund            $  142,707,047  $  4,375,153     ($10,389,417)     ($6,014,264)      $ 6,944          $--
     Strong Endeavor Fund                  3,801,894        24,769         (153,627)        (128,858)           --           --
     Strong Large Cap Growth Fund        620,223,101    41,376,057      (79,524,128)     (38,148,071)           --           --
     Strong Large Company Growth Fund     22,345,954       379,499       (1,329,322)        (949,823)       14,224           --
     Strong U.S. Emerging Growth Fund     52,225,568     9,694,858       (2,441,748)       7,253,110            --           --
     Strong Blue Chip Fund               223,293,337     1,751,140      (34,062,575)     (32,311,435)           --           --
     Strong Enterprise Fund              235,488,550     6,906,204      (11,711,977)      (4,805,773)           --           --
     Strong Growth 20 Fund               185,583,834     4,731,845       (5,043,488)        (311,643)           --           --
     Strong Growth Fund                1,399,399,893   106,331,186      (48,477,499)      57,853,687            --           --

     The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

     The tax components of dividends paid during the years ended December 31, 2002 and 2001, capital loss carryovers (expiring in varying amounts through 2010) as of December 31, 2002, and tax basis post-October losses as of December 31, 2002, which are not recognized for tax purposes until the first day of the following fiscal year are:

                                                 2002 Income Tax Information                        2001 Income Tax Information
                               --------------------------------------------------------------      -----------------------------
                                  Ordinary      Long-Term         Net Capital                          Ordinary      Long-Term
                                   Income     Capital Gains          Loss        Post-October          Income      Capital Gains
                               Distributions  Distributions       Carryovers        Losses          Distributions  Distributions
                               -------------  -------------   --------------     ------------      --------------  -------------
     Strong Discovery Fund     $     --       $4,117,207      $   10,213,119      $ 2,812,939      $     --        $       --
     Strong Endeavor Fund            --               --           2,282,631               --            --                --
     Strong Large Cap
        Growth Fund                  --               --         529,198,023        3,551,688        12,854                --
     Strong Large Company
        Growth Fund              77,055/(1)/          --/(1)/      9,760,514/(1)/     277,190/(1)/  631,272/(2)/       68,330/(2)/
     Strong U.S. Emerging
        Growth Fund                  --               --          66,963,119        1,378,784            --                --
     Strong Blue Chip Fund           --               --         148,316,883       19,188,881            --                --
     Strong Enterprise Fund          --               --         359,801,272        6,234,498            --                --
     Strong Growth 20 Fund           --               --         400,383,836        5,777,363            --                --
     Strong Growth Fund              --               --       1,022,686,238       12,399,266            --         8,108,103

     /(1)/  For the period from October 1, 2002 through December 31, 2002.

     /(2)/  In 2001, amounts are for the year ended September 30, 2001.

     Ordinary income distributions and long-term capital gain distributions for Strong Large Company Growth Fund during the year ended September 30, 2002 are $631,272 and $68,330, respectively.

     For corporate shareholders in the Funds, the percentages of ordinary dividend income distributed for the year ended December 31, 2002, which is designated as qualifying for the dividends-received deduction, is as follows (unaudited): Strong Discovery Fund 0.0%, Strong Endeavor Fund 0.0%, Strong Large Cap Growth Fund 0.0%, Strong U.S. Emerging Growth Fund 0.0%, Strong Blue Chip Fund 0.0%, Strong Enterprise Fund 0.0%, Strong Growth 20 Fund 0.0% and Strong Growth Fund 0.0%. For corporate shareholders in Strong Large Company Growth Fund, the percentage of ordinary dividend income distributed for the three-month period ended December 31, 2002, which is designated as qualifying for the dividends-received deduction, is 0.0% (unaudited).

FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------
STRONG DISCOVERY FUND
--------------------------------------------------------------------------------------------------------------------
                                                                                       Year Ended
                                                                   -------------------------------------------------
                                                                   Dec. 31,   Dec. 31,   Dec. 31, Dec. 31,  Dec. 31,
Selected Per-Share Data/(a)/                                         2002       2001       2000     1999      1998
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $16.84     $16.39    $18.64    $17.95    $17.00
Income From Investment Operations:
   Net Investment Income (Loss)                                     (0.06)     (0.08)     0.06     (0.17)    (0.07)
   Net Realized and Unrealized Gains (Losses) on Investments        (1.91)      0.76      0.51      1.08      1.26
--------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                 (1.97)      0.68      0.57      0.91      1.19
Less Distributions:
   From Net Investment Income                                          --         --     (0.04)       --        --
   From Net Realized Gains                                          (0.45)     (0.23)    (2.78)    (0.22)    (0.24)
--------------------------------------------------------------------------------------------------------------------
   Total Distributions                                              (0.45)     (0.23)    (2.82)    (0.22)    (0.24)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                     $14.42     $16.84    $16.39    $18.64    $17.95
====================================================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------------------------------------------
   Total Return                                                     -12.1%      +4.2%     +4.0%     +5.3%     +7.0%
   Net Assets, End of Period (In Millions)                         $  133     $  158    $  165    $  187    $  322
   Ratio of Expenses to Average Net Assets before Expense             1.5%       1.5%      1.5%      1.4%      1.3%
   Offsets
   Ratio of Expenses to Average Net Assets                            1.5%       1.5%      1.5%      1.4%      1.3%
   Ratio of Net Investment Income (Loss) to Average Net              (0.4%)     (0.5%)     0.3%     (0.7%)    (0.4%)
   Assets
   Portfolio Turnover Rate                                          420.0%     501.7%    481.8%    214.0%    185.9%

STRONG ENDEAVOR FUND
-------------------------------------------------------------------------------------------
                                                                          Year Ended
                                                                   ------------------------
                                                                   Dec. 31,    Dec. 31,
Selected Per-Share Data/(a)/                                         2002     2001 /(b)/
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $ 9.94     $10.00
Income From Investment Operations:
   Net Investment Income (Loss)                                     (0.11)     (0.06)/(c)/
   Net Realized and Unrealized Gains (Losses) on Investments        (2.80)      0.00/(d)/
   ----------------------------------------------------------------------------------------
   Total from Investment Operations                                 (2.91)     (0.06)
Less Distributions:
   From Net Investment Income                                          --         --
   ----------------------------------------------------------------------------------------
   Total Distributions                                                 --         --
   ----------------------------------------------------------------------------------------
Net Asset Value, End of Period                                     $ 7.03     $ 9.94
===========================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------
   Total Return                                                     -29.3%      -0.6%
   Net Assets, End of Period (In Millions)                         $    4     $    6
   Ratio of Expenses to Average Net Assets before Expense             2.7%       3.1%*
   Offsets
   Ratio of Expenses to Average Net Assets                            1.9%       2.2%*
   Ratio of Net Investment Income (Loss) to Average Net              (1.2%)     (1.2%)*
   Assets
   Portfolio Turnover Rate                                          416.8%     391.8%

  *   Calculated on an annualized basis.

/(a)/ Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
/(b)/ For the period from April 6, 2001 (inception) to December 31, 2001. /(c)/ Net investment income (loss) per share represents net investment income
      (loss) divided by the average shares outstanding throughout the period. /(d)/ Amount calculated is less than $0.005.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------

                                                                                             Year Ended
                                                                    ----------------------------------------------------------------
                                                                    Dec. 31,    Dec. 31,  Dec. 31,    Oct. 31,  Oct. 31,  Oct. 31,
Selected Per-Share Data/(a)/                                         2002        2001      2000/(b)/   2000       1999     1998
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $23.55      $34.77      $45.49     $41.52     $29.10    $32.66
Income From Investment Operations:
   Net Investment Income (Loss)                                      (0.08)      (0.02)       0.01      (0.16)     (0.03)     0.13
   Net Realized and Unrealized Gains (Losses) on Investments         (6.96)     (11.20)      (4.81)     12.01      12.84      3.44
------------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                  (7.04)     (11.22)      (4.80)     11.85      12.81      3.57

Less Distributions:
   From Net Investment Income                                           --       (0.00)/(c)/    --         --         --     (0.14)
   In Excess of Net Investment Income                                   --          --          --         --      (0.01)       --
   From Net Realized Gains                                              --          --       (5.92)     (7.88)     (0.38)    (6.89)
   In Excess of Net Realized Gains                                      --          --          --         --         --     (0.10)
------------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                                  --       (0.00)/(c)/ (5.92)     (7.88)     (0.39)    (7.13)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $16.51      $23.55      $34.77     $45.49     $41.52    $29.10
====================================================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
   Total Return                                                      -29.9%      -32.3%      -10.3%     +28.1%     +44.3%    +13.6%
   Net Assets, End of Period (In Millions)                            $589        $976      $1,574     $1,769     $1,253      $863
   Ratio of Expenses to Average Net Assets before Expense Offsets      1.2%        1.1%        1.0%*      1.0%       1.0%      1.0%
   Ratio of Expenses to Average Net Assets                             1.2%        1.1%        1.0%*      1.0%       1.0%      1.0%
   Ratio of Net Investment Income (Loss) to Average Net Assets        (0.4%)      (0.1%)       0.1%*     (0.4%)     (0.1%)     0.4%
   Portfolio Turnover Rate                                           443.2%      468.7%       68.6%     455.0%     402.3%    267.8%


STRONG LARGE COMPANY GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------------

                                                                                         Year Ended
                                                                     ---------------------------------------------------------------
                                                                    Dec. 31,    Sep. 30,   Sep. 30    Sep. 30,  Sep. 30,  Sep. 30,
Selected Per-Share Data/(a)/                                         2002/(d)/   2002/(e)/   2001      2000       1999     1998/(f)/
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                 $10.25      $12.17     $19.15      $13.12    $9.80     $10.00

Income From Investment Operations:
   Net Investment Income                                               0.00/(c)/   0.31       0.32        0.29     0.18       0.21
   Net Realized and Unrealized Gains (Losses) on Investments           0.45       (1.93)     (5.09)       6.26     3.33      (0.21)
------------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                    0.45       (1.62)     (4.77)       6.55     3.51         --

Less Distributions:
   From Net Investment Income                                         (0.04)      (0.27)     (0.32)      (0.27)   (0.19)     (0.20)
   From Net Realized Gains                                               --       (0.03)     (1.89)      (0.25)      --         --
------------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                                (0.04)      (0.30)     (2.21)      (0.52)   (0.19)     (0.20)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                       $10.66      $10.25     $12.17      $19.15   $13.12      $9.80
====================================================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
   Total Return                                                        +4.4%      -13.7%     -26.2%      +50.7%   +36.0%      -0.1%
   Net Assets, End of Period (In Millions)                               $21         $18        $33         $37       $9         $2
   Ratio of Expenses to Average Net Assets before Expense Offsets       1.9%*       1.7%       1.6%        1.6%     3.1%      11.3%*
   Ratio of Expenses to Average Net Assets                              1.3%*       1.5%       1.5%        1.5%     1.5%       1.5%*
   Ratio of Net Investment Income (Loss) to Average Net Assets          0.2%*       2.3%       2.2%        1.8%     1.5%       2.6%*
   Portfolio Turnover Rate                                             71.8%      311.3%     285.3%      180.8%   120.2%     147.6%


  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  In 2000, the Fund changed its fiscal year-end from October to December.
(c)  Amount calculated is less than $0.005.
(d)  In 2002, the Fund changed its fiscal year-end from September to December.
(e) Effective September 5, 2002, Strong Capital Management, Inc. assumed the investment advisory responsibilities from Rockhaven Asset Management, LLC (Note 1).
(f)  For the period from November 3, 1997 (inception) through September 30,
     1998.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

STRONG U.S. EMERGING GROWTH FUND
-------------------------------------------------------------------------------------------------------
                                                                             Year Ended
                                                             ------------------------------------------
                                                             Dec. 31,   Dec. 31,   Dec. 31,    Dec. 31,
Selected Per-Share Data/(a)/                                   2002       2001       2000        1999
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                          $15.17     $19.17     $19.59      $10.00
Income From Investment Operations:
   Net Investment Income (Loss)                                (0.24)     (0.23)     (0.19)      (0.11)
   Net Realized and Unrealized Gains (Losses)
     on Investments                                            (4.91)     (3.77)      0.22        9.99
-------------------------------------------------------------------------------------------------------
   Total from Investment Operations                            (5.15)     (4.00)      0.03        9.88
Less Distributions:
   From Net Realized Gains                                        --         --      (0.45)      (0.29)
-------------------------------------------------------------------------------------------------------
   Total Distributions                                            --         --      (0.45)      (0.29)
-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                $10.02     $15.17     $19.17      $19.59
=======================================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------------------
   Total Return                                                -34.0%     -20.9%      +0.3%      +98.9%
   Net Assets, End of Period (In Millions)                       $58        $86       $112         $36
   Ratio of Expenses to Average Net Assets before
     Expense Offsets                                             1.9%       1.6%       1.4%        1.9%
   Ratio of Expenses to Average Net Assets                       1.9%       1.6%       1.4%        1.8%
   Ratio of Net Investment Income (Loss) to Average
     Net Assets                                                 (1.8%)     (1.5%)     (1.2%)      (1.5%)
   Portfolio Turnover Rate                                     171.5%     168.2%     186.8%      281.1%

STRONG BLUE CHIP FUND
-------------------------------------------------------------------------------------------------------------------------------
                                                                                         Year Ended
                                                             ------------------------------------------------------------------
                                                             Dec. 31,   Dec. 31,   Dec. 31,    Oct. 31,  Oct. 31,      Oct. 31,
Selected Per-Share Data/(a)/                                   2002       2001     2000/(b)/     2000      1999          1998
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                          $12.36     $16.56     $20.99      $18.10    $13.24        $10.39
Income From Investment Operations:
   Net Investment Income (Loss)                                (0.08)     (0.06)     (0.01)      (0.09)    (0.04)         0.10
   Net Realized and Unrealized Gains (Losses)
     on Investments                                            (3.66)     (4.14)     (3.42)       2.98      4.90          2.86
-------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                            (3.74)     (4.20)     (3.43)       2.89      4.86          2.96
Less Distributions:

   From Net Investment Income                                     --         --         --          --     (0.00)/(c)/   (0.11)
   From Net Realized Gains                                        --         --      (1.00)         --        --            --
-------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                            --         --      (1.00)         --     (0.00)/(c)/   (0.11)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                $ 8.62     $12.36     $16.56      $20.99    $18.10        $13.24
===============================================================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------------------------------------------
   Total Return                                                -30.3%     -25.4%     -16.4%      +16.0%    +36.7%        +28.6%
   Net Assets, End of Period (In Millions)                    $  203     $  339     $  499      $  616    $  485        $   90
   Ratio of Expenses to Average Net Assets before
     Expense Offsets                                             1.6%       1.4%       1.1%*       1.1%      1.2%          1.3%
   Ratio of Expenses to Average Net Assets                       1.6%       1.4%       1.1%*       1.1%      1.2%          0.6%
   Ratio of Net Investment Income (Loss) to Average
     Net Assets                                                 (0.7%)     (0.4%)     (0.2%)*     (0.5%)    (0.3%)         0.7%
   Portfolio Turnover Rate                                     214.0%     203.9%      21.2%       67.9%     75.4%         46.5%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  In 2000, the Fund changed its fiscal year-end from October to December.
(c)  Amount calculated is less than $0.005.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

STRONG ENTERPRISE FUND -- INVESTOR CLASS
-----------------------------------------------------------------

                                                                                              Year Ended
                                                                    -----------------------------------------------------------
                                                                       Dec. 31,   Dec. 31,   Dec. 31,   Dec. 31,     Dec. 31,
Selected Per-Share Data/(a)/                                             2002       2001       2000       1999      1998 /(b)/
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                 $22.14       $28.37     $ 41.24    $ 14.74    $10.00

Income From Investment Operations:
   Net Investment Income (Loss)                                       (0.28)/(c)/  (0.31)      (0.28)     (0.09)    (0.01)
   Net Realized and Unrealized Gains (Losses) on Investments          (5.96)       (5.92)     (12.04)     27.43      4.75
-------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                   (6.24)       (6.23)     (12.32)     27.34      4.74

Less Distributions:
   From Net Realized Gains                                               --           --       (0.55)     (0.84)    (0.00)/(d)/
-------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                                   --           --       (0.55)     (0.84)     0.00 /(d)/
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                       $15.90       $22.14     $ 28.37    $ 41.24    $14.74
===============================================================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------------------------------------------
   Total Return                                                       -28.2%       -22.0%      -29.8%    +187.8%    +47.4%
   Net Assets, End of Period (In Millions)                           $  224       $  372     $   575    $   571    $   11
   Ratio of Expenses to Average Net Assets before Expense Offsets       2.0%         1.8%        1.4%       1.4%      2.0%*
   Ratio of Expenses to Average Net Assets                              2.0%         1.8%        1.4%       1.4%      2.0%*
   Ratio of Net Investment Income (Loss) to Average Net Assets         (1.5%)       (1.2%)      (0.7%)     (1.0%)    (0.9%)*
   Portfolio Turnover Rate/(e)/                                       376.8%       629.8%      473.7%     178.1%     95.7%


STRONG ENTERPRISE FUND -- ADVISOR CLASS
--------------------------------------------------------------------------------

                                                                                       Year Ended
                                                                     ----------------------------------------------
                                                                       Dec. 31,         Dec. 31,      Dec. 31,
Selected Per-Share Data/(a)/                                             2002             2001        2000/(f)/
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                    $22.04           $28.31        $51.32

Income From Investment Operations:
   Net Investment Income (Loss)                                          (0.24)/(c)/      (0.21)        (0.03)
   Net Realized and Unrealized Gains (Losses) on Investments             (5.94)           (6.06)       (22.43)
-------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                      (6.18)           (6.27)       (22.46)

Less Distributions:
   From Net Realized Gains                                                  --               --         (0.55)
-------------------------------------------------------------------------------------------------------------------
   Total Distributions                                                      --               --         (0.55)
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                          $15.86           $22.04        $28.31
===================================================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------------------------------
   Total Return                                                          -28.0%           -22.2%        -43.7%
   Net Assets, End of Period (In Millions)                              $    1           $    1        $    0/(g)/
   Ratio of Expenses to Average Net Assets before Expense Offsets          1.8%             2.1%          2.0%*
   Ratio of Expenses to Average Net Assets                                 1.8%             2.1%          1.9%*
   Ratio of Net Investment Income (Loss) to Average Net Assets            (1.3%)           (1.6%)        (1.2%)*
   Portfolio Turnover Rate/(e)/                                          376.8%           629.8%        473.7%


   * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the period from September 30, 1998 (inception) to December 31, 1998.
(c)  Net investment income (loss) per share represents net investment income
     (loss) divided by average shares outstanding throughout the year.
(d)  Amount calculated is less than $0.005.
(e) Calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(f)  For the period from February 25, 2000
     (commencement of class) to December 31, 2000.
(g)  Amount is less than $500,000.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG ENTERPRISE FUND -- CLASS K
--------------------------------------------------------------------------------

                                                                   Period Ended
                                                                   ------------
                                                                      Dec. 31,
Selected Per-Share Data/(a)/                                         2002/(b)/
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $ 16.32
Income From Investment Operations:
   Net Investment Income (Loss)                                      (0.04)/(c)/
   Net Realized and Unrealized Gains (Losses) on Investments         (0.34)
--------------------------------------------------------------------------------
   Total from Investment Operations                                  (0.38)
Less Distributions:
   From Net Investment Income                                           --
--------------------------------------------------------------------------------
   Total Distributions                                                  --
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                     $ 15.94
================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------
   Total Return                                                       -2.3%
   Net Assets, End of Period (In Millions)                              $4
   Ratio of Expenses to Average Net Assets before Expense Offsets      1.3%*
   Ratio of Expenses to Average Net Assets                             1.1%*
   Ratio of Net Investment Income (Loss) to Average Net Assets        (0.6%)*
   Portfolio Turnover Rate/(d)/                                      376.8%

STRONG GROWTH 20 FUND -- INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                                   Year Ended
                                                                         ----------------------------------------------------------
                                                                          Dec. 31,   Dec. 31,    Dec. 31,   Dec. 31,   Dec. 31,
Selected Per-Share Data/(a)/                                                2002       2001        2000       1999       1998
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                      $14.74      $25.13      $30.63     $15.44    $11.31
Income From Investment Operations:
   Net Investment Income (Loss)                                            (0.21)      (0.15)      (0.10)     (0.08)    (0.08)
   Net Realized and Unrealized Gains (Losses) on Investments               (4.34)     (10.24)      (3.05)     16.60      4.21
-----------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                        (4.55)     (10.39)      (3.15)     16.52      4.13
Less Distributions:
   From Net Investment Income                                                 --          --          --         --      0.00/(e)/
   From Net Realized Gains                                                    --          --       (2.35)     (1.33)       --
-----------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                                        --          --       (2.35)     (1.33)     0.00/(e)/
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                            $10.19      $14.74      $25.13     $30.63    $15.44
===================================================================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
   Total Return                                                            -30.9%      -41.4%      -10.3%    +109.5%    +36.5%
   Net Assets, End of Period (In Millions)                                  $184        $361        $766       $466       $71
   Ratio of Expenses to Average Net Assets before Expense Offsets            1.9%        1.5%        1.3%       1.4%      1.5%
   Ratio of Expenses to Average Net Assets                                   1.9%        1.5%        1.3%       1.4%      1.5%
   Ratio of Net Investment Income (Loss) to Average Net Assets              (1.5%)      (0.8%)      (0.4%)     (0.6%)    (0.6%)
   Portfolio Turnover Rate/(d)/                                            460.8%      658.7%      521.0%     432.3%    541.2%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the period from August 30, 2002 (inception) to December 31, 2002.
(c)  Net investment income (loss) per share represents net investment income
     (loss) divided by average shares outstanding throughout the year.
(d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)  Amount calculated is less than $0.005.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG GROWTH 20 FUND -- ADVISOR CLASS
--------------------------------------------------------------------------------

                                                                                Year Ended
                                                                       ------------------------------
                                                                       Dec. 31,  Dec. 31,   Dec. 31,
Selected Per-Share Data/(a)/                                             2002      2001    2000/(b)/
-----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $14.69    $ 25.06    $36.61

Income From Investment Operations:
   Net Investment Income (Loss)                                         (0.15)     (0.12)    (0.02)
   Net Realized and Unrealized Gains (Losses) on Investments            (4.35)    (10.25)    (9.18)
-----------------------------------------------------------------------------------------------------
   Total from Investment Operations                                     (4.50)    (10.37)    (9.20)
Less Distributions:
   From Net Realized Gains                                                 --         --     (2.35)
-----------------------------------------------------------------------------------------------------
   Total Distributions                                                     --         --     (2.35)
-----------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $10.19    $ 14.69    $25.06
=====================================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------
   Total Return                                                         -30.6%     -41.4%    -25.2%
   Net Assets, End of Period (In Millions)                             $    7    $    10    $    5
   Ratio of Expenses to Average Net Assets before Expense Offsets         1.6%       1.6%      2.0%*
   Ratio of Expenses to Average Net Assets                                1.6%       1.6%      1.9%*
   Ratio of Net Investment Income (Loss) to Average Net Assets           (1.2%)     (0.9%)    (1.0%)*
   Portfolio Turnover Rate/(c)/                                         460.8%     658.7%    521.0%

STRONG GROWTH FUND -- INVESTOR CLASS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                           Year Ended
                                                                       -------------------------------------------------------------
                                                                        Dec. 31,      Dec. 31,   Dec. 31,   Dec. 31,  Dec. 31,
Selected Per-Share Data/(a)/                                             2002          2001       2000       1999      1998
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                    $ 17.68       $ 27.05    $35.66     $23.25    $18.31

Income From Investment Operations:
   Net Investment Income (Loss)                                           (0.18)/(d)/   (0.15)    (0.17)     (0.18)    (0.13)
   Net Realized and Unrealized Gains (Losses) on Investments              (4.29)        (9.15)    (3.21)     17.08      5.07
----------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                       (4.47)        (9.30)    (3.38)     16.90      4.94
Less Distributions:
   From Net Realized Gains                                                   --         (0.07)    (5.23)     (4.49)    (0.00)/(e)/
----------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                                       --         (0.07)    (5.23)     (4.49)    (0.00)/(e)/
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                          $ 13.21       $ 17.68    $27.05     $35.66    $23.25
==================================================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
   Total Return                                                           -25.3%        -34.4%     -9.2%     +75.1%    +27.0%
   Net Assets, End of Period (In Millions)                              $ 1,256       $ 2,022    $3,411     $3,354    $1,835
   Ratio of Expenses to Average Net Assets before Expense Offsets           1.6%          1.4%      1.2%       1.2%      1.3%
   Ratio of Expenses to Average Net Assets                                  1.6%          1.4%      1.2%       1.2%      1.3%
   Ratio of Net Investment Income (Loss) to Average Net Assets             (1.2%)        (0.7%)    (0.6%)     (0.8%)    (0.7%)
   Portfolio Turnover Rate/(c)/                                           248.5%        399.8%    366.3%     324.0%    248.6%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from February 25, 2000 (commencement of class) to December 31, 2000.
(c) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)  Net investment income (loss) per share represents net investment income
     (loss) divided by average shares outstanding throughout the year.
(e)  Amount calculated is less than $0.005.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG GROWTH FUND -- INSTITUTIONAL CLASS
--------------------------------------------------------------------------------

                                                                                             Year Ended
                                                                                --------------------------------------
                                                                                Dec. 31,      Dec. 31,       Dec. 31,
Selected Per-Share Data/(a)/                                                      2002           2001        2000/(b)/
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                           $   17.91      $   27.17     $   43.74

Income From Investment Operations:
   Net Investment Income (Loss)                                                    (0.08)/(c)/    (0.02)        (0.01)
   Net Realized and Unrealized Gains (Losses) on Investments                       (4.35)         (9.17)       (11.33)
-----------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                                (4.43)         (9.19)       (11.34)

Less Distributions:
   From Net Realized Gains                                                            --          (0.07)        (5.23)
-----------------------------------------------------------------------------------------------------------------------
   Total Distributions                                                                --          (0.07)        (5.23)
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                 $   13.48      $   17.91     $   27.17
=======================================================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------
   Total Return                                                                    -24.7%         -33.8%        -25.7%
   Net Assets, End of Period (In Millions)                                     $     195      $      73     $      18
   Ratio of Expenses to Average Net Assets before Expense Offsets                    0.9%           0.9%          0.8%*
   Ratio of Expenses to Average Net Assets                                           0.9%           0.9%          0.8%*
   Ratio of Net Investment Income (Loss) to Average Net Assets                      (0.5%)         (0.3%)        (0.1%)*
   Portfolio Turnover Rate/(d)/                                                    248.5%         399.8%        366.3%


STRONG GROWTH FUND -- ADVISOR CLASS
--------------------------------------------------------------------------------

                                                                                                  Year Ended
                                                                                ---------------------------------------------
                                                                                Dec. 31,       Dec. 31,      Dec. 31,
Selected Per-Share Data/(a)/                                                      2002          2001          2000/(b)/
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                            $  17.58      $   26.96     $    43.74

Income From Investment Operations:
   Net Investment Income (Loss)                                                    (0.17)/(c)/    (0.15)         (0.02)
   Net Realized and Unrealized Gains (Losses) on Investments                       (4.27)         (9.16)        (11.53)
-----------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                                (4.44)         (9.31)        (11.55)

Less Distributions:
   From Net Realized Gains                                                            --          (0.07)         (5.23)
-----------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                                                --          (0.07)         (5.23)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                  $  13.14      $   17.58     $    26.96
=============================================================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
   Total Return                                                                    -25.3%         -34.5%         -26.2%
   Net Assets, End of Period (In Millions)                                      $     10      $      14     $        4
   Ratio of Expenses to Average Net Assets before Expense Offsets                    1.6%           1.6%           2.0%*
   Ratio of Expenses to Average Net Assets                                           1.6%           1.6%           1.9%*
   Ratio of Net Investment Income (Loss) to Average Net Assets                      (1.2%)         (1.0%)         (0.9%)*
   Portfolio Turnover Rate/(d)/                                                    248.5%         399.8%         366.3%

  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from February 25, 2000 (commencement of class) to December 31, 2000.
(c) Net investment income (loss) per share represents net investment income
    (loss) divided by average shares outstanding throughout the year.
(d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG GROWTH FUND -- CLASS C
--------------------------------------------------------------------------------

                                                                   Period Ended
                                                                   -------------
                                                                     Dec. 31,
Selected Per-Share Data/(a)/                                         2002/(b)/
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $ 13.44

Income From Investment Operations:
   Net Investment Income (Loss)                                       0.00/(c)(d)/
   Net Realized and Unrealized Gains (Losses) on Investments         (0.23)
--------------------------------------------------------------------------------
   Total from Investment Operations                                  (0.23)

Less Distributions:
   From Net Investment Income                                           --
--------------------------------------------------------------------------------
   Total Distributions                                                  --
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                     $ 13.21
================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------
   Total Return                                                       -1.7%
   Net Assets, End of Period (In Millions)                         $     0/(e)/
   Ratio of Expenses to Average Net Assets before Expense Offsets      2.3%*
   Ratio of Expenses to Average Net Assets                             2.3%*
   Ratio of Net Investment Income (Loss) to Average Net Assets         0.0%*/(c)/
   Portfolio Turnover Rate/(f)/                                      248.5%

STRONG GROWTH FUND -- CLASS K
--------------------------------------------------------------------------------

                                                                   Period Ended
                                                                   ------------
                                                                     Dec. 31,
Selected Per-Share Data/(a)/                                         2002/(g)/
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $ 13.53

Income From Investment Operations:
   Net Investment Income (Loss)                                      (0.01)/(d)/
   Net Realized and Unrealized Gains (Losses) on Investments         (0.23)
--------------------------------------------------------------------------------
   Total from Investment Operations                                  (0.24)

Less Distributions:
   From Net Investment Income                                           --
--------------------------------------------------------------------------------
   Total Distributions                                                  --
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                     $ 13.29
================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------
   Total Return                                                       -1.8%
   Net Assets, End of Period (In Millions)                         $    13
   Ratio of Expenses to Average Net Assets before Expense Offsets      1.3%*
   Ratio of Expenses to Average Net Assets                             1.0%*
   Ratio of Net Investment Income (Loss) to Average Net Assets        (0.7%)*
   Portfolio Turnover Rate/(f)/                                      248.5%


  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from December 26, 2002 (commencement of class) to December 31, 2002.
(c)  Amount calculated is less than $0.005 or 0.05%.
(d)  Net investment income (loss) per share represents net investment income
     (loss) divided by average shares outstanding throughout the year.
(e)  Amount is less than $500,000.
(f) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(g) For the period from August 30, 2002 (commencement of class) to December 31, 2002.

                       See Notes to Financial Statements.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Strong Growth Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strong Discovery Fund (a series of Strong Discovery Fund, Inc.), Strong Endeavor Fund (a series of Strong Opportunity Fund, Inc.), Strong Large Cap Growth Fund (a series of Strong Large Cap Growth Fund, Inc.), Strong Large Company Growth Fund, Strong U.S. Emerging Growth Fund, Strong Enterprise Fund, Strong Growth 20 Fund and Strong Growth Fund (five of the series of Strong Equity Funds, Inc.) and Strong Blue Chip Fund (a series of Strong Conservative Equity Funds, Inc.) (all nine collectively constituting Strong Growth Funds, hereafter referred to as the "Funds") at December 31, 2002, and the results of each of their operations, the changes in each of their net assets and their financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
February 3, 2003

DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

Richard S. Strong (indicated below by an asterisk*) is deemed an "interested person" of the Fund as defined in the Investment Company Act of 1940 because of his controlling ownership in the Advisor's parent company, Strong Financial Corporation. Each officer and director holds the same position with the 28 registered open-end management investment companies consisting of 73 mutual funds ("Strong Funds").

*Richard S. Strong (DOB 5-12-42), Director of Strong Funds since 1981 and Chairman of the Board of the Strong Funds since October 1991.
     Mr. Strong has been a Director of the Advisor since September 1981; Chairman of the Advisor since October 1991; Chief Investment Officer of the Advisor since January 1996; Security Analyst and Portfolio Manager of the Advisor since 1985; Chief Executive Officer of the Advisor from 1974 to 1985; Chairman of Strong Financial Corporation (holding company) since May 2001; Director and Chairman of Strong Service Corporation (an investment advisor) since 1995; Director and Chairman of Strong Investor Services, Inc. (a transfer agent and administrator) since July 2001. Mr. Strong founded the Advisor in 1974 and has been in the investment management business since 1967.

Willie D. Davis (DOB 7-24-34), Director of Strong Funds since July 1994.
     Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc. since 1977; Director of Wisconsin Energy Corporation (formerly WICOR, Inc.) (a utility company) since 1990; Metro-Goldwyn-Mayer, Inc. (an entertainment company) since 1998; Bassett Furniture Industries, Inc. since 1997; Checker's Drive-In Restaurants, Inc. (formerly Rally's Hamburgers, Inc.) since 1994; Johnson Controls, Inc. (an industrial company) since 1992; MGM Mirage (formerly MGM Grand, Inc.) (an entertainment/ hotel company) since 1990; Dow Chemical Company since 1988; Kmart Corporation (a discount consumer products company) since 1985; Sara Lee Corporation (a food/consumer products company) since 1983; Alliance Bank since 1980; and Alliance Insurance (formerly the Fireman's Fund) (an insurance company) from 1975 to 1990; Trustee of the University of Chicago since 1980 and Marquette University since 1988.

Gordon B. Greer (DOB 2-17-32), Director of the Strong Funds since March 2002.
     Mr. Greer was Of Counsel for Bingham McCutchen LLP (a law firm previously known as Bingham Dana LLP) from 1997 to February 2002; Partner of Bingham McCutchen LLP from 1967 to 1997. On behalf of Bingham McCutchen, Mr. Greer provided representation to the Independent Directors of the Strong Funds from 1991 to February 2002. Bingham McCutchen has provided representation to the Independent Directors of the Strong Funds since 1991.

Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.
     Mr. Kritzik has been Partner of Metropolitan Associates since 1962; Director of Aurora Health Care since September 1987; Wisconsin Health Information Network since November 1997; and Health Network Ventures, Inc. from 1992 to April 2000; Member of the Board of Governors of Snowmass Village Resort Association from October 1999 until October 2002.

Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.
   Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000; Chancellor of Baldwin-Wallace College from July 1999 to June 2000; President of Baldwin-Wallace College from July 1981 to June 1999; Director of Aspire Learning Corporation since June 2000; Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community and Justice until 2001; President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001; former President of the Reserve Homeowners Association.

William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.
     Mr. Vogt has been Senior Vice President of IDX Systems Corporation since June 2001; President of Vogt Management Consulting, Inc. from July 1990 to June 2001; Executive Director of University Physicians of the University of Colorado from April 1982 to June 1990; former Fellow of the American College of Medical Practice Executives.

--------------------------------------------------------------------------------

Susan A. Hollister (DOB 7-8-68), Vice President and Assistant Secretary of the Strong Funds since July 2000.
   Ms. Hollister has been Associate Counsel of Strong Financial Corporation since December 2001; Associate Counsel of the Advisor from July 1999 to December 2001; Assistant Executive Vice President and Assistant Secretary of the Advisor since November 2002; Assistant Secretary of Strong Investor Services, Inc. since November 2002; Assistant Executive Vice President of the Advisor from April 2001 to December 2001; Assistant Secretary of the Advisor from August 2000 to December 2001; Vice President of the Advisor from August 2000 to April 2001; Deposit Operations Supervisor for First Federal Savings Bank, LaCrosse - Madison from December 1993 to August 1996. From August 1996 to May 1999, Ms. Hollister completed a Juris Doctor at the University of Wisconsin Law School.

Richard W. Smirl (DOB 4-18-67), Vice President of the Strong Funds since February 2002 and Secretary of the Strong Funds since November 2001.
   Mr. Smirl has been Assistant Executive Vice President since December 2001; Secretary of the Advisor since November 2002; Assistant Secretary of the Advisor since December 2001; Senior Counsel of Strong Financial Corporation since December 2001; Senior Counsel of the Advisor from July 2000 to December 2001; General Counsel of Strong Investments, Inc. ("Distributor") since November 2001; Vice President, Secretary, and Chief Compliance Officer of the Distributor since July 2000; Lead Counsel of the Distributor from July 2000 to November 2001; Partner at Keesal, Young & Logan LLP (a law firm) from September 1999 to July 2000; Associate at Keesal, Young & Logan LLP from September 1992 to September 1999.

Gilbert L. Southwell III (DOB 4-13-54), Assistant Secretary of the Strong Funds since July 2001.
   Mr. Southwell has been Associate Counsel of Strong Financial Corporation since December 2002; Assistant Secretary of the Advisor since December 2002; Associate Counsel of the Advisor from April 2001 to December 2002; Partner at Michael, Best & Friedrich, LLP (a law firm) from October 1999 to March 2001; Assistant General Counsel of U.S. Bank, National Association (formerly Firstar Bank, N.A.) and/or certain of its subsidiaries from November 1984 to September 1999.

John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999.
   Mr. Widmer has been Treasurer of the Advisor since April 1999; Assistant Secretary and Assistant Treasurer of Strong Financial Corporation since December 2001; Treasurer of Strong Service Corporation since April 1999; Treasurer and Assistant Secretary of Strong Investor Services, Inc. since July 2001; Manager of the Financial Management and Sales Reporting Systems department of the Advisor from May 1997 to April 1999; Accounting and Business Advisory Manager at Arthur Andersen LLP (Milwaukee office) from May 1992 to May 1997; Accountant at Arthur Andersen LLP from June 1987 to May 1992.

Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.
   Mr. Zoeller has been Secretary of the Advisor since December 2001; Executive Vice President of the Advisor since April 2001; Chief Financial Officer of the Advisor since February 1998; Member of the Office of the Chief Executive of Strong Financial Corporation since May 2001; Chief Financial Officer and Treasurer of Strong Investments, Inc. since October 1993; Executive Vice President and Secretary of Strong Investor Services, Inc. since July 2001; Executive Vice President, Chief Financial Officer, and Secretary of Strong Service Corporation since December 2001; Treasurer of Strong Service Corporation from September 1996 to April 1999; Vice President of Strong Service Corporation from April 1999 to December 2001; Member of the Office of the Chief Executive of the Advisor from November 1998 until May 2001; Senior Vice President of the Advisor from February 1998 to April 2001; Treasurer and Controller of the Advisor from October 1991 to February 1998; Controller of the Advisor from August 1991 to October 1991; Assistant Controller of the Advisor from August 1989 to August 1991; Senior Accountant at Arthur Andersen LLP from September 1986 to August 1989.

   Except for Messrs. Davis, Kritzik, Vogt, and Malicky, the address of all of the Directors and Officers is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis's address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik's address is 1123 North Astor Street, Milwaukee, WI 53202. Mr. Vogt's address is P.O. Box 7657, Avon, CO 81620. Mr. Malicky's address is 4608 Turnberry Drive, Lawrence, KS 66047.

   The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3863.

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

Directors
    Richard S. Strong
    Willie D. Davis
    Gordon B. Greer
    Stanley Kritzik
    Neal Malicky
    William F. Vogt

Officers
    Richard S. Strong, Chairman of the Board
    Thomas M. Zoeller, Vice President
    Richard W. Smirl, Vice President and Secretary
    Susan A. Hollister, Vice President and Assistant Secretary
    Gilbert L. Southwell III, Assistant Secretary
    John W. Widmer, Treasurer

Investment Advisor
    Strong Capital Management, Inc.
    P.O. Box 2936, Milwaukee, Wisconsin 53201

Distributor
    Strong Investments, Inc.
    P.O. Box 2936, Milwaukee, Wisconsin 53201

Custodian
    State Street Bank and Trust Company
    801 Pennsylvania Avenue, Kansas City, Missouri 64105

Transfer Agent and Dividend-Disbursing Agent
    Strong Investor Services, Inc.
    P.O. Box 2936, Milwaukee, Wisconsin 53201

Independent Accountants
    PricewaterhouseCoopers LLP
    100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

Legal Counsel
    Godfrey & Kahn, S.C.
    780 North Water Street, Milwaukee, Wisconsin 53202

This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT30265 03-03

Strong Investments
P.O. Box 2936  |  Milwaukee, WI 53201
www.Strong.com

--------------------------------------------------------------------------------

To order a free prospectus kit, call
1-800-368-1030

To learn more about our funds, discuss an existing account, or conduct a transaction, call
1-800-368-3863

If you are a Financial Professional, call
1-800-368-1683

Visit our web site at
www.Strong.com

[STRONG LOGO]

                                                                 AGRO/WH28901202